                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           ARV Assisted Living, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                           ARV ASSISTED LIVING, INC.

                                           , 1997

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of ARV Assisted Living, Inc. (the "Company") to be held on Tuesday, October 14,
1997, at 9:00 a.m. local time, at The Doubletree Hotel, Suite     , 3050 Bristol
Street, Costa Mesa, California.

     As described in the accompanying Proxy Statement, the Company has entered into a Stock Purchase Agreement with Lazard Freres Real Estate Investors L.L.C. and its affiliate Prometheus Assisted Living LLC ("Prometheus"), providing for an investment by Prometheus of up to $135.1 million in the Company (the "Transaction"). The Board of Directors and management believe that the Transaction represents an attractive opportunity to improve long-term shareholder value by providing the Company with access to significant equity capital at an attractive price and additionally provides the Company with strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects and better positioning it to capitalize on assisted living facility opportunities in the United States.

     At the Annual Meeting, you will be asked to approve the Transaction and a related proposal to amend the Company's articles of incorporation to increase the maximum number of authorized directors of the Company from nine to 11. In addition, you will be asked to approve the following additional proposals: (i) a proposal to reincorporate the Company as a Delaware corporation, which will also be named ARV Assisted Living, Inc., pursuant to a merger of the Company into a wholly-owned Delaware subsidiary, the approval of which shall constitute approval of all the provisions set forth in the Certificate of Incorporation and Bylaws of the Delaware corporation; and (ii) a proposal to elect seven members to the Board of Directors of the Company. Details of the proposals are set forth in the accompanying Proxy Statement, which I urge you to read carefully.

     The matters to be considered and voted upon at the Annual Meeting are of great importance to your investment and the future of the Company. Your Board of Directors has carefully reviewed and considered the terms and conditions of the Transaction. Your Board of Directors also has received the opinion of its financial advisor, Salomon Brothers Inc, to the effect that the consideration to be paid to the Company pursuant to the Transaction is fair to the Company and its shareholders from a financial point of view. A copy of that opinion is attached to the accompanying Proxy Statement.

     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSALS BEING SUBMITTED FOR APPROVAL BY THE SHAREHOLDERS AT THE ANNUAL MEETING AND HAS DETERMINED THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSALS.

     Your vote is important, as approval of the Transaction is conditioned upon the affirmative vote of a majority of the votes cast by shareholders other than Prometheus. I hope that you will be able to attend the meeting in person. However, whether or not you plan to attend the meeting, please indicate your vote, sign, date and return the enclosed proxy card promptly. A prepaid envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy, if given.

     I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          Gary L. Davidson
                                          Chairman of the Board

                           ARV ASSISTED LIVING, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of ARV Assisted Living, Inc., a California corporation (the "Company"), will be held on Tuesday, October 14, 1997, at The Doubletree Hotel,
Suite      , 3050 Bristol Street, Costa Mesa, California for the following purposes:

     To consider and vote upon four proposals (the "Proposals") described in the accompanying Proxy Statement, which provide for:

          1. Approval of the transactions (collectively, the "Transaction") contemplated by a Stock Purchase Agreement (the "Stock Purchase Agreement") dated July 14, 1997, as amended on July 20, 1997 and July 22, 1997, among the Company, Lazard Freres Real Estate Investors L.L.C. and Prometheus Assisted Living LLC, an affiliate of Lazard Freres Real Estate Investors L.L.C. (together with Lazard Freres Real Estate Investors L.L.C., "Prometheus"), including (i) the investment of up to an aggregate of $135.1 million in the Company by Prometheus, to be effected through the sale by the Company of 9,653,325 million shares of common stock, no par value, of the Company (the "Common Stock"), at a purchase price of $14.00 per share, such investment being comprised of (A) the sale by the Company to Prometheus, completed on July 23, 1997, of 1,921,012 shares of Common Stock, representing an aggregate investment of $26.9 million, (B) the sale by the Company following shareholder approval of 3,078,988 shares of Common Stock, representing an aggregate investment of $43.1 million and (C) the sale by the Company from time to time following shareholder approval of an additional 4,653,325 shares of Common Stock, representing an additional aggregate investment of $65.1 million, as more fully described in the attached Proxy Statement; (ii) the grant to Prometheus, under certain circumstances, of a right to nominate for election by shareholders four members of the Board of Directors of the Company (subject to decrease as a result of a reduction in Prometheus' percentage ownership of Common Stock);
     (iii) an increase in the authorized number of directors of the Company from nine to 11; (iv) the implementation of a supermajority voting requirement generally applicable to actions of the Board of Directors other than those in the ordinary course of business; (v) provisions that limit the ability of Prometheus in certain circumstances to acquire additional shares of the Company's capital stock, exercise its voting rights in its own discretion and engage in certain other actions during a three-year standstill period;
     (vi) provisions that limit Prometheus' ability to transfer its shares of the Company's capital stock during the standstill period; (vii) the grant to Prometheus of rights to purchase, under certain circumstances, shares of the Company's capital stock in connection with future issuances by the Company; and (viii) the grant to Prometheus of certain registration rights to enable Prometheus to resell its shares of the Company's capital stock to the public under certain conditions (Proposal 1);

          2. Approval of an amendment to the Restated Articles of Incorporation of the Company increasing the maximum number of authorized directors of the Company from nine to 11 (Proposal 2);

          THE EFFECTIVENESS OF EACH OF PROPOSALS 1 AND 2 IS CONDITIONED UPON THE APPROVAL OF BOTH OF THE PROPOSALS. ACCORDINGLY, FAILURE OF THE SHAREHOLDERS TO APPROVE EITHER OF THE PROPOSALS MAY RESULT IN THE INEFFECTIVENESS OF BOTH PROPOSALS.

          3. Approval of the reincorporation of the Company as a Delaware corporation, which will also be named ARV Assisted Living, Inc., pursuant to a merger of the Company into a wholly-owned Delaware subsidiary and the conversion of the Common Stock of the Company into the common stock, par value $.01 per share, of the surviving corporation, which approval shall constitute approval of all of the provisions set forth in the Certificate of Incorporation and Bylaws of the Delaware corporation (Proposal 3);

          4. Election of seven directors to the Company's Board of Directors (Proposal 4); and

          5. Transacting such other business as may properly come before the Annual Meeting.

     Holders of record of Common Stock of the Company as of the close of business on August 19, 1997 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting, and each share of Common Stock entitles the holder thereof to one vote. At the close of business on August 19, 1997, there were 11,584,272 shares of Common Stock issued and outstanding.

     We urge you to review carefully the enclosed materials. Your vote is important. All shareholders are urged to attend the meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please indicate your vote, sign, date and return each proxy card so that all of your shares will be represented at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          GARY L. DAVIDSON
                                          Chairman of the Board

            , 1997

IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE INDICATE YOUR VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, INCLUDING BY VOTING AT THE MEETING.

                           ARV ASSISTED LIVING, INC.
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 1997

     This Proxy Statement is furnished to shareholders of ARV Assisted Living, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on
Tuesday, October 14, 1997, at The Doubletree Hotel, Suite     , 3050 Bristol
Street, Costa Mesa, California. Such proxies will be used for the following purposes:

     To consider and vote upon four proposals (the "Proposals") described in this Proxy Statement, which provide for:

          1. Approval of the transactions (collectively, the "Transaction") contemplated by a Stock Purchase Agreement (the "Stock Purchase Agreement") dated July 14, 1997, as amended on July 20, 1997 and July 22, 1997, among the Company, Lazard Freres Real Estate Investors L.L.C. ("LFREI") and Prometheus Assisted Living LLC, an affiliate of LFREI (together with LFREI, "Prometheus"), including (i) the investment of up to an aggregate of $135.1 million in the Company by Prometheus, to be effected through the sale by the Company of 9,653,325 million shares of common stock, no par value, of the Company (the "Common Stock"), at a purchase price of $14.00 per share, such investment being comprised of (A) the sale by the Company to Prometheus, completed on July 23, 1997, of 1,921,012 shares of Common Stock, representing an aggregate investment of $26.9 million, (B) the sale by the Company following shareholder approval of 3,078,988 shares of Common Stock, representing an aggregate investment of $43.1 million and (C) the sale by the Company from time to time following shareholder approval of an additional 4,653,325 shares of Common Stock, representing an additional aggregate investment of $65.1 million, as more fully described herein; (ii) the grant to Prometheus, under certain circumstances, of a right to nominate for election by shareholders four members of the Board of Directors of the Company (subject to decrease as a result of a reduction in Prometheus' percentage ownership of Common Stock); (iii) an increase in the authorized number of directors of the Company from nine to 11; (iv) the implementation of a supermajority voting requirement generally applicable to actions of the Board of Directors other than those in the ordinary course of business; (v) provisions that limit the ability of Prometheus in certain circumstances to acquire additional shares of the Company's capital stock, exercise its voting rights in its own discretion and engage in certain other actions during a three-year standstill period; (vi) provisions that limit Prometheus' ability to transfer its shares of the Company's capital stock during the standstill period; (vii) the grant to Prometheus of rights to purchase, under certain circumstances, shares of the Company's capital stock in connection with future issuances by the Company; and (viii) the grant to Prometheus of certain registration rights to enable Prometheus to resell its shares of the Company's capital stock to the public under certain conditions (Proposal 1);

          2. Approval of an amendment to the Restated Articles of Incorporation of the Company (the "Company Articles") increasing the maximum number of authorized directors of the Company from nine to 11 (Proposal 2);

          THE EFFECTIVENESS OF EACH OF PROPOSALS 1 AND 2 (COLLECTIVELY, THE "TRANSACTION PROPOSALS") IS CONDITIONED UPON THE APPROVAL OF BOTH OF THE TRANSACTIONS PROPOSALS. ACCORDINGLY, FAILURE OF THE SHAREHOLDERS TO APPROVE EITHER OF THE TRANSACTIONS PROPOSALS MAY RESULT IN THE INEFFECTIVENESS OF BOTH TRANSACTIONS PROPOSALS.

          3. Approval of the reincorporation of the Company as a Delaware corporation, which will also be named ARV Assisted Living, Inc., pursuant to a merger of the Company into a wholly-owned Delaware subsidiary (the "Delaware Company") and the conversion of the Common Stock of the Company into the common stock, par value $.01 per share, of the Delaware Company (the "Delaware Company Common Stock"), which approval shall constitute approval of all of the provisions set forth in the

     Delaware Company's Certificate of Incorporation (the "Delaware Company Certificate") and Bylaws (the "Delaware Company Bylaws") (the "Reincorporation") (Proposal 3);

          4. Election of seven directors to the Company's Board of Directors (Proposal 4); and

          5. Transacting such other business as may properly come before the Annual Meeting.

     The approximate date on which this Proxy Statement and accompanying form of
proxy will first be sent to the Company's shareholders is             , 1997.

     This solicitation is made on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax or personal interview. The Company has
retained the services of                for a fee estimated at $          plus
out-of-pocket expenses, to assist in the solicitation of proxies. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to shareholders.

     Holders of record of Common Stock of the Company as of the close of business on August 19, 1997 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting, and each share of Common Stock entitles the holder thereof to one vote. At the close of business on August 19, 1997, there were 11,584,272 shares of Common Stock issued and outstanding.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted at the Annual Meeting FOR the Proposals. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of shareholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. A shareholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Proposal 1 requires the approval of a majority of the non-Prometheus shares cast at the Annual Meeting, providing that a quorum is present. Therefore, as to Proposal 1, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal and will not be included in counting the number of votes necessary for approval of the proposal. Proposals 2 and 3 require the approval of a majority of the shares entitled to vote at the Annual Meeting, including shares held by Prometheus. Therefore, as to Proposals 2 and 3, abstentions and broker non-votes will have the same effect as a vote against such proposals. The election of directors of the Company (Proposal 4) will be decided by a plurality of the shares of Common Stock present and entitled to vote. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of directors. See "The Annual Meeting."

     The principal executive offices of the Company are located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626. The Company's telephone number is
(714) 751-7400.
                            ------------------------

     IN DETERMINING WHETHER TO APPROVE THE PROPOSALS, SHAREHOLDERS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.
                            ------------------------

     The date of this Proxy Statement is             , 1997.

                               TABLE OF CONTENTS

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                                                                                        PAGE
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
SUMMARY...............................................................................     1
  The Annual Meeting..................................................................     1
     General..........................................................................     1
     Vote by Proxy....................................................................     2
     Voting of Shares; Quorum; Appraisal Rights.......................................     2
     Votes Required...................................................................     2
  The Transaction.....................................................................     3
     Background of the Transaction....................................................     3
     Background of the Company........................................................     4
     Background of LFREI..............................................................     4
     Terms of the Transaction.........................................................     4
     Potential Beneficial Effects of the Transaction..................................     7
     Potential Adverse Effects of the Transaction.....................................     8
     Potential Effects of Shareholder Approval of the Transaction.....................     9
     Opinion of Financial Advisor.....................................................     9
     Recommendation of the Board; Factors and Conclusions of the Board Involved in Its
      Determination...................................................................     9
  Amendment to the Company's Articles of Incorporation................................    10
  Reincorporation of the Company in Delaware..........................................    10
  Election of the Company's Directors.................................................    10
THE ANNUAL MEETING....................................................................    11
  Outstanding Shares and Voting Rights................................................    11
     Record Date......................................................................    11
     Quorum...........................................................................    11
     Voting Rights....................................................................    11
     No Appraisal Rights..............................................................    11
     Reasons for Seeking Shareholder Approval.........................................    11
  Vote Required.......................................................................    11
     Vote Required to Approve Proposal 1..............................................    11
     Vote Required to Approve Proposals 2 and 3.......................................    11
     Vote Required For Election of Directors (Proposal 4).............................    11
  Proxies.............................................................................    12
APPROVAL OF THE TRANSACTION...........................................................    12
  Information About the Company.......................................................    12
  Information About LFREI.............................................................    13
  Background of the Transaction.......................................................    13
  Terms of the Transaction............................................................    15
     Parties..........................................................................    15
     Prometheus Investment............................................................    16
     Use of Proceeds..................................................................    16
     Stockholders Agreement...........................................................    16
     Registration Rights Agreement....................................................    18
     Conditions to Closing............................................................    19
     No Solicitation of Competing Transactions........................................    19
     Expenses; Break-Up Fee...........................................................    20
     Amendment or Termination of the Stock Purchase Agreement.........................    20

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                                                                                        PAGE
                                                                                        ----
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     Stockholders' Voting Agreement...................................................    20
  Potential Beneficial Effects of the Transaction.....................................    20
     Large, Timely Infusion of Capital at a Premium to Market.........................    20
     Indirect Affiliation with Prometheus.............................................    21
     Improved Future Access to Capital................................................    21
     Potential Enhancement of Shareholder Value.......................................    21
  Potential Adverse Effects of the Transaction........................................    21
     Concentration of Ownership of Common Stock.......................................    21
     Anti-Takeover Effect of the Transaction..........................................    22
     Potential Dilution...............................................................    22
  Potential Effects of Shareholder Approval of the Transaction........................    22
  Certain Federal Income Tax Considerations...........................................    22
  Opinion of the Company's Financial Advisor..........................................    22
     Comparable Transaction Analysis..................................................    24
     Comparable Company Analysis......................................................    24
     Discounted Cash Flow Analysis....................................................    24
  Recommendation of the Board; Factors and Conclusions of the Board Involved in Its
     Determination....................................................................    26
     Substantial Shareholder..........................................................    26
     Impact on Other Investments......................................................    26
  Beneficial Ownership of Common Stock Prior to and After the Transaction.............    27
  Required Vote and Related Matters...................................................    29
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION..................................    30
REINCORPORATION OF THE COMPANY IN DELAWARE............................................    31
  General.............................................................................    31
  Merger of ARV Assisted Living, Inc. into Newly Formed Delaware Subsidiary...........    31
  Certain Consequences of the Merger..................................................    31
     Effective Time...................................................................    31
     Management After the Merger......................................................    31
     Shareholder Rights...............................................................    31
     Conversion of Common Stock.......................................................    32
     Number of Shares of Common Stock Outstanding.....................................    32
     Employee Plans...................................................................    32
     Outstanding Options..............................................................    32
     Federal Income Tax Consequences..................................................    32
  Accounting Treatment of the Merger..................................................    32
  Appraisal Rights....................................................................    32
  Approval Required for Reincorporation...............................................    33
  Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware
     Company..........................................................................    33
     General..........................................................................    33
     Directors; Classified Board; Cumulative Voting...................................    33
     Removal of Directors; Filling Vacancies on the Board of Directors................    34
     Stockholder Action by Written Consent; Special Meetings; Stockholder Proposals...    34
     Limitation on Directors' Liability...............................................    34
     Authorized Capital Stock.........................................................    35
     Dissenters' Rights...............................................................    35
     Loans to Directors, Officers and Employees.......................................    35

                                                                                        PAGE
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
     Dividends and Repurchases of Shares; Par Value, Capital and Surplus..............    35
  Vote Required; Board Recommendation.................................................    36
ELECTION OF DIRECTORS.................................................................    36
  General.............................................................................    36
  Information Concerning Nominees to the Board........................................    37
  Nominees for Election to Serve Until 1998 (Class A Nominees)........................    37
  Nominees for Election to Serve Until 1999 (Class B Nominees)........................    37
  Vote................................................................................    38
  Change in Board Structure Upon Approval of the Transaction Proposals................    38
  Information on Committees of the Board and Meetings.................................    38
  Compensation of Directors...........................................................    39
  The Company's Executive Officers....................................................    39
  Executive Compensation..............................................................    40
     Summary Compensation Table.......................................................    40
     Option Grants in Last Fiscal Year................................................    41
     Fiscal Year-End Option Values....................................................    42
     Employment Agreements............................................................    42
     Change in Control Arrangements...................................................    43
  Compensation Committee Report on Executive Compensation.............................    43
     1997 Executive Compensation Components...........................................    44
     Policy with Respect to Section 162(m)............................................    44
  Performance Graph...................................................................    46
  Security Ownership of Directors and Named Executive Officers........................    47
  Security Ownership of Certain Beneficial Owners.....................................    48
  Compensation Committee Interlocks and Insider Participation.........................    49
  Certain Relationships and Related Transactions......................................    49
  Section 16(a) Beneficial Ownership Reporting Compliance.............................    50
ANNUAL REPORT.........................................................................    51
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING..............    51
OTHER MATTERS.........................................................................    51
APPENDICES
Appendix A Stock Purchase Agreement...................................................   A-1
Appendix B Stockholders Agreement.....................................................   B-1
Appendix C Registration Rights Agreement..............................................   C-1
Appendix D Amendment to Restated Articles of Incorporation of ARV Assisted Living,
  Inc. ...............................................................................   D-1
Appendix E Agreement and Plan of Merger...............................................   E-1
Appendix F ARV Delaware, Inc. Certificate of Incorporation............................   F-1
Appendix G Bylaws of ARV Delaware, Inc................................................   G-1
Appendix I Opinion of Salomon Brothers Inc............................................   I-1

                                    SUMMARY

     The following is a summary of certain information contained in this Proxy Statement. The summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information set forth elsewhere in this Proxy Statement and the appendices attached hereto. Shareholders are urged to read this Proxy Statement in its entirety. As used herein, the term "Company" means ARV Assisted Living, Inc. and/or its subsidiaries and the term "Prometheus" means Lazard Freres Real Estate Investors L.L.C. and Prometheus Assisted Living LLC, collectively or individually, as the context requires. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement.

                               THE ANNUAL MEETING
GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies will be used at the Annual Meeting to be held on Tuesday, October 14, 1997, at 9:00
a.m. local time, at The Doubletree Hotel, Suite   , 3050 Bristol Street, Costa
Mesa, California, and at any adjournment thereof.

     At the Annual Meeting, and at any adjournment thereof, shareholders of the Company will be asked to consider and vote upon the transactions contemplated by the Stock Purchase Agreement, including the investment of up to an aggregate of $135.1 million in the Company by Prometheus, to be effected through the sale by the Company of up to 9,653,325 shares of Common Stock at a purchase price of $14.00 per share (Proposal 1). See "Approval of the Transaction." The investment of $135.1 million is comprised of (i) the sale by the Company to Prometheus, completed on July 23, 1997, of 1,921,012 shares of Common Stock, representing an aggregate investment of $26.9 million (the "Initial Closing"), (ii) the sale by the Company following shareholder approval of 3,078,988 shares of Common Stock, representing an aggregate investment of $43.1 million (the "Second Closing") and
(iii) the sale by the Company from time to time following shareholder approval of up to an additional 4,653,325 shares of Common Stock, representing an additional aggregate investment of $65.1 million (the "Subsequent Closings"), as more fully described herein. As of August 19, 1997, the record date for the Annual Meeting (the "Record Date"), Prometheus owned 16.6% of the outstanding Common Stock (13.1% after giving effect to the conversion of all of the securities outstanding that are convertible into Common Stock, which is defined herein as a "Fully Diluted Basis"). After the last Subsequent Closing (assuming no other changes in the number of outstanding shares and that Prometheus purchases all of the 7,732,313 shares that may be purchased at the Second Closing and the Subsequent Closings), Prometheus will own 49.9% of the outstanding Common Stock and 41% of the outstanding Common Stock on a Fully Diluted Basis.

     The Transaction also involves a number of additional terms established pursuant to the Stock Purchase Agreement and the related Stockholders Agreement, dated as of July 14, 1997, by and among the Company and Prometheus (the "Stockholders Agreement") and Registration Rights Agreement, dated as of July 14, 1997, by and among the Company and Prometheus (the "Registration Rights Agreement"), including, among others: (i) the grant to Prometheus, under certain circumstances, of a right to nominate for election by shareholders four members of the Board (subject to decrease as a result of a reduction in Prometheus' percentage ownership of the Common Stock); (ii) an increase in the authorized number of directors of the Company from nine to 11; (iii) the implementation of a supermajority voting requirement generally applicable to actions of the Board other than those in the ordinary course of business; (iv) provisions that limit the ability of Prometheus in certain circumstances to acquire additional shares of the Company's capital stock, exercise its voting rights in its own discretion and engage in certain other actions during a three-year standstill period; (v) provisions that restrict Prometheus from transferring its shares of the Company's capital stock to other assisted living companies; (vi) the grant to Prometheus of rights to purchase, under certain circumstances, shares of the Company's capital stock in connection with future issuances by the Company; and
(vii) the grant to Prometheus of certain registration rights to enable Prometheus to resell its shares of Company capital stock to the public under certain conditions. Copies of the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

     In addition to voting on the Transaction, shareholders will also be asked to approve an amendment to the Company Articles to increase the authorized directors of the Company from nine to 11 (Proposal 2).

     Shareholders will also be asked to vote on a proposal to reincorporate the Company as a Delaware corporation, which will also be named ARV Assisted Living, Inc., pursuant to a merger of the Company into the Delaware Company, and the conversion of the Common Stock of the Company into Delaware Company Common Stock which approval shall constitute approval of all of the provisions set forth in the Delaware Company Certificate and the Delaware Company Bylaws (Proposal 3).

     In addition, shareholders will be asked to approve the election of seven directors to the Board (Proposal 4).

     THE BOARD HAS UNANIMOUSLY APPROVED ALL OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF ALL OF THE PROPOSALS.

VOTE BY PROXY

     A proxy card is enclosed for use at the Annual Meeting. Unless otherwise instructed, shares represented by proxy will be voted FOR all of the proposals described herein. The proxy may be revoked at any time before it is voted by (i) filing prior to the Annual Meeting a written notice of revocation bearing a later date with Sheila M. Muldoon, Vice President and General Counsel, ARV Assisted Living, Inc., 245 Fischer Avenue, D-1, Costa Mesa, California 92626,
(ii) delivering to the Company a duly executed proxy bearing a later date, or
(iii) attending the Annual Meeting and voting in person.

VOTING OF SHARES; QUORUM; APPRAISAL RIGHTS

     Only shareholders of record of the Common Stock at the close of business on August 19, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had outstanding 11,584,272 shares of Common Stock. The securities that can be voted at the Annual Meeting consist of 11,584,272 shares of issued and outstanding Common Stock, with each share entitling its owner to one vote on all matters. The presence, in person or by proxy, at the Annual Meeting of shareholders entitled to cast a majority of all votes entitled to be cast at such meeting, shall constitute a quorum.

     Shareholders are not entitled under California law to appraisal rights with respect to the Transaction.

VOTES REQUIRED

     Proposal 1 requires the approval of a majority of the non-Prometheus shares cast at the Annual Meeting, providing that a quorum is present. Therefore, as to Proposal 1, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal and will not be included in counting the number of votes necessary for approval of the proposal. Proposals 2 and 3 require the approval of a majority of the shares entitled to vote at the Annual Meeting, including shares held by Prometheus. Therefore, as to Proposals 2 and 3, abstentions and broker non-votes will have the same effect as a vote against such proposals. The election of directors of the Company (Proposal 4) will be decided by a plurality of the shares of Common Stock present and entitled to vote. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of directors. See "The Annual Meeting." EACH OF THE PROPOSALS WILL BE VOTED UPON SEPARATELY. HOWEVER, APPROVAL OF EACH OF THE TRANSACTION PROPOSALS IS CONDITIONED UPON APPROVAL OF THE OTHER TRANSACTION PROPOSAL. ACCORDINGLY, A VOTE AGAINST EITHER OF THE TRANSACTION PROPOSALS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST BOTH OF THE TRANSACTION PROPOSALS. THE APPROVAL OF EACH OF PROPOSALS 3 AND 4 IS NOT CONDITIONED UPON APPROVAL OF ANY OTHER PROPOSAL.

     Gary L. Davidson, Chairman of the Board of the Company, John A. Booty, Vice Chairman of the Board of the Company, David P. Collins, Senior Executive Vice President of the Company, Graham P. Espley-Jones, Chief Financial Officer of the Company and certain other shareholders of the Company who are related to them (the "Affiliated Shareholders"), who as of the Record Date collectively owned 20.6% of the outstanding shares of Common Stock, have each executed a Stockholders' Voting Agreement with Prometheus, pursuant to which they have agreed to vote all of their shares in favor of the transactions contemplated by the Stock Purchase Agreement, and they intend to vote in favor of each of Proposals 1, 2, 3 and 4. Prometheus, which as of the Record Date held 1,921,012 shares of Common Stock, representing 16.6% of the total outstanding Common Stock, is expected to vote its shares in favor of all Proposals; however, the shares voted by Prometheus will not be considered in determining the outcome of Proposal 1, other than in determining the presence of a quorum.

                                THE TRANSACTION
                                  (PROPOSAL 1)

BACKGROUND OF THE TRANSACTION

     At various times in 1997, the Company considered alternative means of obtaining an infusion of capital for purposes of continuing its acquisition and development plans and repaying debt. Among the alternatives that were considered by the Company were obtaining a strategic investment in the Company, a public offering of Common Stock or debt, continuing to operate without a capital infusion and a sale of the Company. After consideration of these alternatives, the Company preliminarily concluded that pursuing a strategic investment in the Company was the most attractive means of meeting the Company's capital requirements.

     Prior to June 1997, the Company's investment bankers and advisors held informal meetings with representatives of Prometheus to discuss Prometheus' interest in making an investment in the Company. On June 2, 1997, Salomon Brothers Inc ("Salomon Brothers") arranged a meeting between representatives of the Company and Prometheus to discuss such a transaction. The Company was aware of Prometheus', and specifically LFREI's, reputation in the real estate industry and was receptive to Prometheus' expression of interest in exploring an affiliation between the Company and Prometheus. At the time of the Company's initial meetings with Prometheus, the Company was in negotiations with another potential investor (the "Potential Investor"), which had been performing due diligence on the Company since February 1997.

     On June 12, 1997, representatives of Prometheus, the Company and Salomon Brothers met to discuss in greater detail the proposed terms of Prometheus' potential investment in the Company. On June 13, 1997, the Potential Investor sent a letter to the Company outlining the terms of a potential transaction between the Company and the Potential Investor.

     Over the next two weeks, representatives of the Company met with each of Prometheus and the Potential Investor to discuss their respective proposals. On June 27, 1997, the Company entered into an exclusivity agreement with Prometheus pursuant to which the Company agreed not to pursue a transaction with any other investor prior to August 8, 1997 while negotiations on definitive agreements with Prometheus were in process. The Company also engaged Salomon Brothers as its financial advisor on that date with respect to the potential Prometheus transaction.

     Between June 27, 1997 and July 13, 1997, the Company and Prometheus negotiated the specific terms of the proposed transaction and reached agreement on the form of the definitive agreements pertaining to the transaction.

     On July 13, 1997, a special meeting of the Board was called to discuss the proposed transaction with Prometheus and a joint letter received from the Potential Investor and a new party on July 10, 1997 expressing an interest in entering negotiations with the Company regarding an acquisition of, or entering into a merger with, the Company. At such meeting, the Board concluded that the Transaction was more attractive, and more definitive, for the shareholders of the Company than the expression of interest from the Potential Investor and the new party.

     At a meeting of the Board on July 14, 1997, after Salomon Brothers delivered its written opinion to the Board expressing its opinion that the cash price of $14.00 per share of Common Stock to be received by the Company in connection with the Transaction is fair to the Company from a financial point of view, the Board voted unanimously to approve the Transaction.

     On July 14, 1997, the last trading day before the Transaction was publicly announced, the closing sale price of the Common Stock as reported on the Nasdaq National Market ("Nasdaq") was $11.38.

     On July 23, 1997, Prometheus purchased 1,921,012 shares of Common Stock for an aggregate purchase price of $26.9 million at the Initial Closing.

BACKGROUND OF THE COMPANY

     The Company is a fully integrated provider of assisted living accommodations and services that operates, acquires and develops assisted living facilities. The Company currently operates 49 assisted living facilities containing 6,278 units. Of the 49 assisted living facilities, the Company operates 15 assisted living facilities owned by the Company directly or by affiliated limited partnerships for which the Company serves as managing general partner and facilities manager ("Affiliated Partnerships") and 32 assisted living facilities operated under long-term operating leases for the Company's own account or for Affiliated Partnerships in which the Company has a majority ownership interest, and manages two assisted living facilities. The Company also has seven facilities currently under construction that are expected to contain 780 units. In addition to operating and managing assisted living facilities, the Company has also acquired or developed market rate senior apartments, as well as affordable senior and multifamily apartment communities using the sale of tax credits under a federal low income housing tax credit program to generate the equity funding for development.

BACKGROUND OF LFREI

     Established in 1848, Lazard Freres & Co., LLC is a leading private investment bank, with extensive experience in principal investments, real estate, asset management, mergers and acquisitions and corporate finance. Operating through affiliated entities in six countries throughout the world, Lazard Freres & Co., LLC advises numerous corporations, financial institutions and governments on strategic and financial transactions. Lazard Freres & Co., LLC also provides investment management services to institutional and individual investors worldwide, managing more than $53 billion of capital.

     LFREI, of which Prometheus Assisted Living LLC is an affiliate, is a real estate investment affiliate of Lazard Freres & Co., LLC. Since its inception, LFREI has acquired sizable investment stakes in a select group of leading real estate operating companies, including American Apartment Communities; RF&P Corporation (renamed Commonwealth Atlantic Properties); Dermody Properties; Bell Atlantic Properties (renamed Atlantic American Properties Trust); and Alexander Haagen Properties, Inc.

     The Real Estate Investment Banking Group at Lazard Freres & Co., LLC is a recognized leader in the business of advising real estate companies on the process of recapitalizing, restructuring and expanding their companies and portfolios. Select clients include Corporate Property Investors, Mobil Corp., Olympia & York (World Financial Properties), Prudential Insurance Company, the Rockefeller Group, Rodamco, N.V. and the Wright Runstad Company.

     Neither Prometheus nor any of its controlled affiliates currently own a material interest in any company whose business involves the ownership of assisted living facilities, nor do any of them own a material interest in any company which owns assets that currently compete with the Company's investments or properties. Until the occurrence of a Termination Event under the Stockholders Agreement, Prometheus and its controlled affiliates have committed that they will not, directly or indirectly, own any equity interest (other than a de minimis amount) in any public or private real estate company the principal business of which is the ownership, management, operation and development of assisted living facilities in the United States, unless 75% of the directors of the Company (other than those nominated by Prometheus) have consented to such ownership. See "Approval of the Transaction -- Information About Prometheus."

TERMS OF THE TRANSACTION

     Prometheus Investment. Subject to the terms and conditions of the Stock Purchase Agreement, the Company will sell to Prometheus up to 9,653,325 shares of Common Stock at a purchase price of $14.00 per share, representing an aggregate investment of $135.1 million (the "Total Equity Commitment"). The Transaction will be consummated in three phases. At the Initial Closing, the Company sold to Prometheus 1,921,012 shares, representing an aggregate investment of $26.9 million. The shares sold to Prometheus at the Initial Closing represent 16.6% of the outstanding Common Stock.

     Subject to stockholder approval of the Transaction ("Stockholder Approval"), at the Second Closing the Company will sell to Prometheus 3,078,988 shares. Thereafter, at one or more Subsequent Closings the Company from time to time at its election may sell additional shares to Prometheus at $14.00 per share, in minimum increments of 715,000 shares, until the Total Equity Commitment is invested or, if earlier, eighteen months after Stockholder Approval or, if earlier, June 30, 1999 (unless extended by mutual agreement of the parties). If Prometheus invests the Total Equity Commitment, Prometheus will own approximately 49.9% of the outstanding Common Stock.

     Use of Proceeds. Proceeds from the sale of the shares will be used by the Company to continue to implement its acquisition and development plans, to repay debt, to strengthen systems and operations, and to expand services.

     Management of the Company; Representation on the Board and Certain Board Committees. Under the Stockholders Agreement, from and after the date of Stockholder Approval (the "Stockholder Approval Date") the Company Articles and the Company's Bylaws (the "Company Bylaws") shall be amended to cause the Board to be structured to consist of 11 members, of which initially four members will be designees of Prometheus (the "Prometheus Nominees"). The Stockholders Agreement provides that Prometheus shall thereafter have on the Board a number of representatives equal to a percentage of the total number of members of the Board that is equal to the percentage of Common Stock beneficially owned by Prometheus; provided, that (i) if Prometheus would be entitled to a fractional number of representatives, it will instead be entitled to a number of representatives equal to the next higher number, (ii) in no event will Prometheus be entitled to more than four representatives and (iii) after the occurrence of a Termination Event (which shall occur at any time after the last Subsequent Closing if either (A) Prometheus no longer owns at least 5% of the Common Stock on a Fully Diluted Basis or (B) Prometheus no longer owns at least $25 million of Common Stock), Prometheus shall not be entitled to any representatives on the Board. If Prometheus' right to nominate directors to the Board is reduced, Prometheus shall cause the applicable number of Prometheus Nominees to immediately resign (regardless of the remaining term, if any) from the Board. So long as the Standstill Period is in effect, the Stockholders Agreement prohibits Prometheus from seeking additional representation on the Board.

     Pursuant to the Stock Purchase Agreement, from and after the date that the Prometheus Nominees first become members of the Board, any Board action other than in the ordinary course of business (with certain exceptions) will require the affirmative vote of eight of the 11 directors.

     Pursuant to the Stockholders Agreement, the Company will form an Executive Committee initially consisting of five members, two of whom will be appointed by Prometheus, which will be delegated authority to approve certain Board actions by the affirmative vote of four of the five members. As long as Prometheus maintains a greater than 30% ownership interest in the Company, it will maintain its right to have two Prometheus Nominees on the Executive Committee and, in addition, at least one Prometheus Nominee will serve on each other special committee of the Board, including the Audit and Compensation committees. Also, unless a Termination Event occurs, a Prometheus Nominee will serve on the Nominating Committee, which will generally have the authority to nominate directors and the Chairman, Chief Executive Officer and President of the Company. All nominees to the Board (other than the Prometheus Nominees) will require the unanimous approval of the Nominating Committee, provided that if the Nominating Committee cannot unanimously agree on a nominee, the nomination will be referred to the entire Board, which will decide the matter based on a simple majority vote.

     Participation Rights. From and after the date of the Stockholders Agreement until a Termination Event, Prometheus will generally have the right to participate in the Company's future equity offerings for cash by purchasing its proportionate share of the securities offered therein.

     Restrictions on Voting Rights. During the Standstill Period, Prometheus has agreed to vote any shares it owns in favor of directors nominated by the Nominating Committee or the Board, and, on any other matters, will vote any shares it owns that represent aggregate ownership of in excess of 49.9% of the outstanding shares of Common Stock, at its option in accordance with the recommendation of the Board or proportionally in accordance with the votes of the other holders of the Common Stock. However, Prometheus may vote all of the shares of Common Stock that it owns, in its sole and absolute discretion, with regard to the election of Prometheus Nominees to the Board.

     Standstill Provisions. For a period of three years after the shareholder approval date subject to earlier termination as described below (the "Standstill Period"), Prometheus may not: (i) acquire more than 49.9% of the outstanding shares of Common Stock, on an Adjusted Fully Diluted Basis (as defined below);
(ii) act in concert with any other person or group by becoming a member of any group acquiring, holding, voting or disposing of voting securities pursuant to
Section 13(d) of the Exchange Act (other than such a group comprised exclusively of Prometheus and one or more of its affiliates); (iii) solicit or propose to effect or negotiate certain business combination transactions other than pursuant to the Stock Purchase Agreement; (iv) solicit, initiate or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, disregarding certain provisions thereof); call, or participate in a call for, any special meeting of shareholders; request, or take any action to obtain any list of holders of any securities of the Company; or initiate, propose, participate in the making of, or solicit shareholders for the approval of any shareholder proposal; (v) seek Board representation or a change in the composition or size of the Board, except as permitted by the Stockholders Agreement; or (vi) assist or encourage any person with respect to any of the foregoing. As used herein, the term Adjusted Fully Diluted Basis shall mean Fully Diluted Basis, except that shares of Common Stock issuable upon conversion of the Company's outstanding convertible debt or upon exercise of options granted under management benefit plans shall not be included. After giving effect to the sale of 9,653,325 shares to Prometheus in the Transaction, and assuming no other change in the number of outstanding shares, Prometheus will own 49.9% of the Common Stock on an Adjusted Fully Diluted Basis.

     For a period of two years after the shareholder approval date or, if earlier, until a Termination Event, Prometheus may not sell any shares of Common Stock. Thereafter, and during the remaining term of the Standstill Period, Prometheus will not transfer any shares of Common Stock, except (a) in transactions pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (b) in negotiated transfers to third parties, other than any company which is primarily engaged in the assisted living business or derives $15 million in revenues from the assisted living business (an "Assisted Living Company"), (c) to certain affiliates who agree to be bound by the terms of the Stockholders Agreement, (d) in accordance with the Registration Rights Agreement in a bona fide public offering and (e) subject to certain conditions, to bona fide financial institutions for the purpose of securing bona fide indebtedness.

     Registration Rights. Pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to Prometheus that will enable Prometheus to resell in registered offerings certain shares of Common Stock and other securities of the Company acquired by it to the public under certain conditions. The shares issued to Prometheus pursuant to the Stock Purchase Agreement will not be registered under the Securities Act, and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available.

     Conditions to Closing. Each of the Company's and Prometheus' obligations to effect the Second Closing and each of Subsequent Closings are subject to various mutual and unilateral conditions, including, without limitation, the following:
(i) receipt of Stockholder Approval; (ii) adoption of certain amendments to the Company Articles and Company Bylaws; (iii) receipt by the Company of title policies on certain of its properties, a promissory note from an affiliate of the Company and estoppel certificates from certain of the Company's landlords; and (iv) the satisfaction of various customary conditions, including the continuing correctness of the Company's representations and warranties in the Stock Purchase Agreement, the receipt of any consents necessary for the Transaction and the absence of a material adverse change in the condition of the Company.

     No Solicitation of Competing Transactions. Under the Stock Purchase Agreement, the Company has agreed not to solicit any Competing Transaction (as defined below) and to give notice to Prometheus of any competing proposal that it receives. The Company's Board may, in accordance with the terms of the Stock Purchase Agreement, terminate the Transaction with Prometheus at any time in favor of a Competing Transaction which it determines in good faith will provide greater value to the Company's stockholders. Prior to entering into a definitive agreement with respect to a Competing Transaction, however, the Company must provide Prometheus with a minimum of (A) five business days' notice of the competing party's interest in pursuing a Competing Transaction and (B) two business days' notice of the superior proposal of the competing party. Within such five-business-day period or two-business-day period, as applicable, Prometheus may propose an improved transaction. For purposes of the Stock Purchase Agreement, a "Competing Transaction" is defined as (i) any acquisition in any manner, directly or indirectly (including through any option, right to acquire or other beneficial ownership), of more than 15% of the equity securities, on a Fully Diluted Basis, of the Company, or assets representing a material portion of the assets of the Company, other than any of the transactions contemplated by the Stock Purchase Agreement or (ii) any merger, consolidation, sale of assets, share exchange, recapitalization, other than business combination, liquidation, or other action out of the ordinary course of business of the Company, other than any of the transactions contemplated by the Stock Purchase Agreement.

     Expenses; Break-Up Fee. The Stock Purchase Agreement provides that (i) if the Board does not recommend stockholder approval of the Transaction and either
(A) the Company's shareholders fail to approve the Transaction or (B) the Second Closing has not occurred on or before January 31, 1998, or (ii) the Company fails to convene the Annual Meeting prior to December 31, 1997, then the Company shall pay Prometheus a $6.0 million adjustment to the purchase price of the shares purchased at the Initial Closing, a $7.0 million breakup fee and a portion of Prometheus' expenses. Alternatively, if the Board recommends shareholder approval of the Transaction and the shareholders fail to approve the Transaction, then the Company shall pay Prometheus an $8.7 million adjustment to the purchase price as well as a portion of Prometheus' expenses. If the transactions contemplated in the Stock Purchase Agreement do not close as a result of a willful breach of a material representation, warranty or covenant in the agreement on the part of the Company, then the Company will pay Prometheus $13.0 million as both an adjustment to the purchase price of the shares purchased in the Initial Closing and a breakup fee as well as a portion of Prometheus' expenses.

     Right to Transfer. The Stock Purchase Agreement provides that if the Company does not receive Stockholder Approval prior to December 31, 1997, Prometheus shall have the right to transfer shares purchased at the Initial Closing without being subject to the restrictions on transfer set forth in the Stockholders Agreement, so long as it does not transfer any shares to an Assisted Living Company.

POTENTIAL BENEFICIAL EFFECTS OF THE TRANSACTION

     The Company believes that the Transaction, if consummated, represents an attractive opportunity to improve long-term shareholder value by providing the Company with access to significant equity capital at an attractive cost and additionally provides strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects and better positioning it to capitalize on assisted living opportunities in the United States. In particular, the Company believes that the Transaction may have a number of beneficial effects on the Company and its shareholders, including the following:

     Large, Timely Infusion of Capital at a Premium to Market. The Transaction is expected to enable the Company to accomplish its financing objectives for 1997 and 1998 in a single transaction on favorable terms compared with those that might have been available in the public markets. The $14.00 per share purchase price represents a 23% premium over the closing price of the Common Stock on Nasdaq on July 14, 1997, the last trading day before the announcement of the Transaction to the public. Also, because the purchase price for the Common Stock to be acquired by Prometheus is fixed, the Transaction protects the Company against the risks of a decline in the stock market as a whole and the market for assisted living industry shares in particular. Moreover, the Company is not exposed to the risk of a decline in the market price of its shares that is observed in advance of such offerings. Additionally, the Transaction will enable management to focus on developments and acquisitions and intensively managing the Company's existing properties instead of being required to divert management time and attention to the process of raising capital.

     Indirect Affiliation with Prometheus. Prometheus (and specifically LFREI) is highly regarded as a sophisticated investor in real estate. Four individuals to be nominated by Prometheus will become directors of the Company immediately after approval by the Company's shareholders of the Transaction. The Company believes that it will benefit significantly from its association with Prometheus and its access to the market knowledge, operating experience and research capabilities of Prometheus.

     Improved Future Access to Capital. The Company believes that, as a result of the Transaction, it will have greater access to the capital markets and a lower cost of capital because the Transaction will (i) increase its equity market capitalization and total capitalization, (ii) establish an indirect affiliation with highly-regarded Prometheus (and specifically LFREI), which should enhance the Company's access and attractiveness to significant institutional investors; and (iii) through the participation rights granted to Prometheus under the Stockholders Agreement, provide a potential buyer for substantial portions of future offerings by the Company of its equity securities or debt securities convertible into equity. Moreover, because of its substantial investment in the Company, Prometheus will have significant incentives to make available its resources, experience and advice regarding access to capital markets and assisting the Company to achieve a lower cost of capital. The Company believes that improved access to the capital markets should enhance its ability to grow and increase shareholder value.

     Potential Enhancement of Shareholder Value. The Transaction will not result in any direct return to shareholders of cash or other consideration. The Company, however, believes that the Transaction offers shareholders an opportunity to realize long-term value. The Company's strategic plan calls for the application of the significant capital to be raised in the Transaction to execute an attractive growth strategy for the purpose of increasing the Company's asset base and cash flow in a controlled but significant fashion over a relatively short period of time.

     It should be noted, however, that there is no assurance that the Company will realize all or any of the potential benefits described above, which are forward looking statements that are subject to numerous risks and uncertainty. The Company's ability to enhance shareholder value will depend upon a number of circumstances, many of which are outside the control of management, including the availability of attractive acquisition and development opportunities; the Company's continuing ability to identify, perform due diligence with respect to, acquire and effectively manage a large number of assisted living facility properties; the state of the capital markets generally and prevailing interest rates; uncertainty concerning the Company's ability to refinance its indebtedness at favorable interest rates as it becomes due; and risks relating to the ownership of real estate generally, including the risks of potential liability for unknown environmental matters and the risk of uninsured losses.

POTENTIAL ADVERSE EFFECTS OF THE TRANSACTION

     The Company believes that the Transaction, if consummated, could have certain adverse effects on the Company and its shareholders, including the following:

     Concentration of Ownership of Common Stock. During the Standstill Period, Prometheus will be entitled to own up to 49.9% of the Company's Common Stock, on an Adjusted Fully Diluted Basis, and will be the largest single shareholder of the Company. Prometheus will have the right to nominate up to four directors of the Board. Although certain Standstill Provisions will preclude Prometheus from increasing its percentage interest in the Company for a period of at least three years (subject to certain exceptions), and Prometheus will be subject to certain limitations on its voting rights with respect to its shares of Common Stock during that time, Prometheus nonetheless will have a substantial influence over the affairs of the Company as a result of the Transaction and the effective ability to block any combination transaction with a third party. This concentration of ownership in one shareholder could be disadvantageous to other shareholders' interests.

     Also, once the Standstill Period terminates, Prometheus could purchase a majority of the outstanding shares of Common Stock and then control the election of the Board or the outcome of any corporate transaction or other matter submitted to the shareholders for approval.

     Anti-Takeover Effect of the Transaction. Prometheus' acquisition of up to 49.9% of the outstanding Common Stock (41% on a Fully Diluted Basis) and the director nomination, voting and other rights granted to Prometheus under the Stockholders Agreement, although subject to certain limitations during the Standstill Period, may make it more difficult for other shareholders to challenge the Company's director nominees, elect their own nominees as directors, or remove incumbent directors and may render the Company a less attractive target for an unsolicited acquisition by an outsider. In addition, under California law, a merger or consolidation involving the Company requires the affirmative approval of a majority of the shares entitled to vote. Prometheus would likely have sufficient voting power to block any such transaction, even after taking into account the limitations on Prometheus' voting rights set forth in the Stockholders Agreement.

     Potential Dilution. While the Company generally has the ability to control the timing of the Subsequent Closings and any additional investments by Prometheus, if the proceeds from sales of securities to Prometheus are not invested in a timely or accretive manner, there would be dilution of earnings per share and funds from operations per share to the existing shareholders of the Company. The Company does not intend to change its careful acquisition criteria, and it may temporarily have excess cash on its balance sheet if sufficient acquisitions are not completed within eighteen months after shareholder approval (unless the Company and Prometheus agree to extend this date).

     Supermajority Voting Requirement. From and after the date the Prometheus Nominees first become members of the Board, virtually all Board actions other than in the ordinary course of business will require the affirmative vote of eight of the 11 directors. This supermajority voting requirement could result in gridlock among the directors on certain matters held to a vote.

POTENTIAL EFFECTS OF SHAREHOLDER APPROVAL OF THE TRANSACTION

     Approval of the Transaction by the shareholders will constitute approval of all of the various terms set forth in the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement and the transactions contemplated thereby.

     Such approval also may serve to extinguish potential claims, if any, regarding any conduct of members of the Board in connection with the Transaction, including potential claims alleging violations of the Board's duties to shareholders. Under California law, fully informed shareholder approval of a transaction may, in certain circumstances, serve to extinguish certain related fiduciary duty claims against directors.

OPINION OF FINANCIAL ADVISOR

     The Company engaged Salomon Brothers as its financial advisor in connection with the Transaction. On July 14, 1997, Salomon Brothers delivered to the Board a written opinion to the effect that, as of such date and based upon and subject to certain matters stated therein, the consideration to be received by the Company pursuant to the Stock Purchase Agreement is fair to the Company from a financial point of view. A copy of Salomon Brothers' opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached hereto as Appendix H. SHAREHOLDERS SHOULD READ SALOMON BROTHERS' OPINION CAREFULLY IN ITS ENTIRETY. The opinion of Salomon Brothers does not constitute a recommendation as to how any shareholder should vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD; FACTORS AND CONCLUSIONS OF THE BOARD INVOLVED IN ITS DETERMINATION

     The Board has unanimously approved the Transaction and has determined that the Transaction is in the best interests of the Company and its shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE TRANSACTION.

     The recommendation of the Board is based on its belief that the Transaction represents an attractive opportunity to improve long-term shareholder value by providing the Company with access to significant equity capital at an attractive cost and additionally provides strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects and positioning it to better capitalize on assisted living facility opportunities in the United States. See "Approval of the Transaction -- Recommendation of the Board; Factors and Conclusions of the Board Involved in its Determination."

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                                  (PROPOSAL 2)

     The Board has approved an amendment to the Company Articles increasing the maximum number of authorized directors from nine to 11. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY ARTICLES.

                   REINCORPORATION OF THE COMPANY IN DELAWARE
                                  (PROPOSAL 3)

     The Board has approved a plan to reincorporate the Company as a Delaware corporation, which will also be named ARV Assisted Living, Inc., pursuant to a merger of the Company into the Delaware Company and the conversion of each outstanding share of Common Stock into one share of Delaware Company Common Stock. Approval of the Reincorporation shall constitute approval of all of the provisions set forth in the Delaware Company Certificate and Delaware Company Bylaws. If the Transaction Proposals and Proposal 3 are approved, the Delaware Company Certificate shall supersede the Company Articles (as amended pursuant to Proposal 2) and the Delaware Company Bylaws shall be amended in accordance with the provisions of the Stock Purchase Agreement and the Stockholder Agreement. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE REINCORPORATION.

                      ELECTION OF THE COMPANY'S DIRECTORS
                                  (PROPOSAL 4)

     The following individuals, each of whom is currently a Director of the Company, have been nominated for election to the Board: R. Bruce Andrews, John
A. Booty, David P. Collins, Gary L. Davidson, Maurice J. DeWald, James M. Peters and John J. Rydzewski. If the Transaction Proposals are approved, four additional directors nominated by LFREI will be appointed to the Board, and the authorized number of directors of the Company will be increased to 11.

                               THE ANNUAL MEETING

OUTSTANDING SHARES AND VOTING RIGHTS

     Record Date. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Quorum. The Company Bylaws provide that a majority of the issued and outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. Shares held by Prometheus shall be included for purposes of determining a quorum. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     Voting Rights. The securities that can be voted at the Annual Meeting consist of issued and outstanding shares of Common Stock, with each share entitling its owner to one vote on all matters. At the close of business on the Record Date, the Company had outstanding 11,584,272 shares of Common Stock. Shareholders' votes will be tabulated by the persons appointed by the Chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting.

     No Appraisal Rights. Shareholders are not entitled under California law to appraisal rights with respect to the Transaction.

     Reasons for Seeking Shareholder Approval of the Transaction. Approval of the Transaction is not required by California law, the Company Articles or Company Bylaws or the rules of Nasdaq. Instead, the Company is opting to seek shareholder approval of the Transaction to validate the determination of the Board that the Transaction is in the best interests of the Company and its shareholders.

VOTE REQUIRED

     Vote Required to Approve Proposal 1. Pursuant to the Stock Purchase Agreement, the affirmative vote of a majority of the total votes cast (other than Prometheus' shares) by the shareholders, provided that the number of total votes cast (including Prometheus' shares) represents over 50% of the shares of Common Stock issued and outstanding on the Record Date, is required to approve the Transaction (Proposal 1). Abstentions will have the same effect as a vote against the Transaction and broker non-votes will not be counted as votes for or against the Transaction, and will not be included in counting the number of votes necessary for approval of the Transaction. The Affiliated Shareholders, who as of the Record Date collectively owned 20.6% of the outstanding shares of Common Stock, have executed a Stockholders' Voting Agreement with Prometheus, pursuant to which they have agreed to vote all of their shares in favor of the Transaction. Prometheus, which as of the Record Date held 1,921,012 shares of Common Stock, representing 16.6% of the total outstanding Common Stock, is expected to vote its shares in favor of Proposal 1; however, the shares voted by Prometheus will be counted only for determining a quorum, not for determining the outcome of the vote. Approval of the Transaction by the requisite vote of the shareholders of the Company is a condition to consummation of the Transaction (except for the purchase by Prometheus of 1,921,012 shares on July 23, 1997).

     Vote Required to Approve Proposals 2 and 3. The affirmative vote of a majority of the total shares entitled to vote is required to approve each of the amendment to the Company Articles (Proposal 2) and the Reincorporation (Proposal
3). Abstentions and broker non-votes will have the same effect as a vote against Proposals 2 and 3.

     Vote Required For Election of Directors (Proposal 4). The favorable vote of a plurality of the shares of Common Stock present at the Annual Meeting, either in person or by properly executed proxies, and entitled to vote is required to elect members of the Board. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

PROXIES

     The shares represented by each properly executed proxy not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If no specification is made, the proxy will be voted (i) FOR Proposal 1 to approve the Transaction, (ii) FOR Proposal 2 to approve the amendment to the Company Articles, (iii) FOR Proposal 3 to approve the Reincorporation, and (iv) FOR Proposal 4 to elect the persons nominated to the Board.

     A shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise by (i) prior to the Annual Meeting, filing a written notice of revocation bearing a later date with Sheila M. Muldoon, Vice President, General Counsel and Secretary, ARV Assisted Living, Inc., 245 Fischer Avenue, D-1, Costa Mesa, California 92626, (ii) delivering to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person.

     If necessary, the holders of the proxies may vote in favor of a proposal to adjourn the Annual Meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve any of the matters being considered at the Annual Meeting. If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies may be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors, and employees of the Company, who will not be specifically compensated for such solicitation activities, and by
                         , a third party solicitor who the Company intends to
engage for this purpose and who will receive a fee estimated at $          (plus
out-of-pocket expenses) for its services for soliciting such proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

     SHAREHOLDERS ARE REQUESTED TO INDICATE THEIR VOTE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE POSTAGE-PAID ENVELOPE THAT HAS BEEN PROVIDED. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                          APPROVAL OF THE TRANSACTION
                                  (PROPOSAL 1)

     The following discussion summarizes the material aspects of the Transaction, as set forth in the Stock Purchase Agreement and the various exhibits thereto, including the Stockholders Agreement and the Registration Rights Agreement. This summary is not intended to be a complete description of the Stock Purchase Agreement or the exhibits thereto and is subject to, and qualified in its entirety by, reference to the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement, copies of which are attached hereto as appendices and incorporated herein by reference.

INFORMATION ABOUT THE COMPANY

     The Company is a fully integrated provider of assisted living accommodations and services that operates, acquires and develops assisted living facilities. The Company currently operates 49 assisted living facilities containing 6,278 units. Of the 49 assisted living facilities, the Company operates 15 assisted living facilities owned by the Company directly or by Affiliated Partnerships and 32 assisted living facilities operated under long-term operating leases for the Company's own account or for Affiliated Partnerships in which the Company has a majority ownership interest, and manages two assisted living facilities. The Company also has seven facilities currently under construction that are expected to contain 780 units. In addition to operating and managing assisted living facilities, the Company has also acquired or developed market rate senior apartments, as well as affordable senior and multifamily apartment communities using the sale of tax credits under a federal low income housing tax credit program to generate the equity funding for development.

     The Company is incorporated in California. Its executive offices are located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626, and its telephone number is (714) 751-7400.

INFORMATION ABOUT LFREI

     Established in 1848, Lazard Freres & Co., LLC is a leading private investment bank, with extensive experience in principal investments, real estate, asset management, mergers and acquisitions and corporate finance. Operating through affiliated entities in six countries throughout the world, Lazard Freres & Co., LLC advises numerous corporations, financial institutions and governments on strategic and financial transactions. Lazard Freres & Co., LLC also provides investment management services to institutional and individual investors worldwide, managing more than $53 billion of capital.

     LFREI, of which Prometheus Assisted Living LLC is an affiliate, is a real estate investment affiliate of Lazard Freres & Co., LLC. Since its inception, LFREI has acquired sizable investment stakes in a select group of leading real estate operating companies, including American Apartment Communities; RF&P Corporation (renamed Commonwealth Atlantic Properties); Dermody Properties; Bell Atlantic Properties (renamed Atlantic American Properties Trust); and Alexander Haagen Properties, Inc.

     The Real Estate Investment Banking Group at Lazard Freres & Co., LLC is a recognized leader in the business of advising real estate companies on the process of recapitalizing, restructuring and expanding their companies and portfolios. Select clients include Corporate Property Investors, Mobil Corp., Olympia & York (World Financial Properties), Prudential Insurance Company, the Rockefeller Group, Rodamco, N.V. and the Wright Runstad Company.

     Neither Prometheus nor any of its controlled affiliates currently own a material interest in any company whose business involves the ownership of assisted living facilities, nor do any of them own a material interest in any company which owns assets that currently compete with the Company's investments or properties. Until a Termination Event under the Stockholders Agreement, Prometheus and its controlled affiliates have committed that they will not, directly or indirectly, own any equity interest (other than a de minimis amount) in any public or private real estate company the principal business of which is the ownership, management, operation and development of assisted living facilities in the United States, unless 75% of the directors of the Company (other than the Prometheus Nominees) have consented to such ownership.

BACKGROUND OF THE TRANSACTION

     At various times in 1997, the Company considered alternative means of obtaining an infusion of capital for purposes of continuing its acquisition and development plans and repaying debt. Among the alternatives that were considered by the Company were obtaining a strategic investment in the Company, a public offering of Common Stock or debt, continuing to operate without a capital infusion and a sale of the Company. After consideration of these alternatives, the Company preliminarily concluded that pursuing a strategic investment in the Company was the most attractive means of meeting the Company's capital requirements.

     In February 1997, after an introduction by a third party, a potential investor (the "Potential Investor") became interested in the Company. Upon concluding confidentiality arrangements, the Potential Investor began due diligence on the Company. In May and June of 1997, the Company received several additional expressions of interest from other potential investors, none of which, other than Prometheus, made formal proposals to the Company.

     Prior to June 1997, the Company's investment bankers and advisors held informal meetings with representatives of Prometheus to discuss Prometheus' interest in making an investment in the Company. On June 2, 1997, Salomon Brothers arranged a meeting between representatives of the Company and Prometheus to discuss such a transaction. The Company was aware of Prometheus', and specifically LFREI's, reputation in the real estate industry and was receptive to Prometheus' expression of interest in exploring an affiliation between the Company and Prometheus.

     At a special meeting of the Board on June 9, 1997, management of the Company briefed the Board on the contacts between the Company and Prometheus and on the status of negotiations between the Company and the Potential Investor. Management also recommended that the Company retain a financial advisor for purposes of evaluating potential transactions between the Company and Prometheus or the Potential Investor, which recommendation the Board took under consideration but did not act upon then.

     On June 10, 1997, Prometheus began due diligence on the Company. On June 12, 1997, representatives of Prometheus, the Company and Salomon Brothers met to discuss in greater detail the proposed terms of Prometheus' potential investment in the Company.

     On June 13, 1997, the Potential Investor sent a letter to the Company outlining the terms of a potential transaction between the Company and the Potential Investor.

     At a special meeting of the Board on June 16, 1997, the Board appointed John J. Rydzewski, a director of the Company, as the sole member of the Board's Strategic Investment Committee, which would assume primary responsibility for analyzing the proposed investments in the Company by Prometheus and the Potential Investor and reporting back to the Board with his analysis. The Board also authorized Mr. Rydzewski to engage a financial advisor to assist in the analysis.

     Between June 16, 1997 and June 26, 1997, Mr. Rydzewski met with each of Prometheus and the Potential Investor to discuss their respective proposals. During this period, Mr. Rydzewski also entered negotiations with Salomon Brothers and another investment banking firm regarding their engagement as financial advisor. After determining to recommend the engagement of Salomon Brothers, Mr. Rydzewski asked Salomon Brothers to assist him in his analysis. On June 26, 1997, Mr. Rydzewski briefed the Board on his meetings with Prometheus and the Potential Investor and described the relative attractiveness of their respective proposals. Based in part on Mr. Rydzewski's recommendation, the Board authorized management of the Company to pursue a transaction with Prometheus and retain Salomon Brothers as its financial advisor for purposes of analyzing and negotiating a transaction with Prometheus.

     On June 27, 1997, the Company entered into an exclusivity agreement with Prometheus pursuant to which the Company agreed not pursue a transaction with any other investor prior to August 8, 1997 while negotiations on definitive agreements with Prometheus were in process. The Company also engaged Salomon Brothers as its financial advisor on that date for purposes of analyzing and negotiating a transaction with Prometheus.

     Between June 27, 1997 and July 13, 1997, while Prometheus continued its due diligence, the Company and Prometheus negotiated the specific terms of the proposed transaction and reached agreement on the form of the definitive agreements pertaining to the transaction.

     On July 10, 1997, the Board received a joint letter (the "July 10 Letter") from the Potential Investor and a new party (the "New Party") expressing an interest in entering negotiations regarding an acquisition of the Company. The July 10 Letter contemplated alternative proposals in which the New Party would acquire the Company through a merger or a purchase of the Company's Common Stock and shareholders of the Company would receive common stock of the New Party ("New Party Common Stock") valued at a minimum of $14.00 per share of Common Stock, in the case of a merger, or a combination of cash and New Party Common Stock valued at a minimum of $14.00 per share of Common Stock, in the case of a stock purchase. Gary L. Davidson, the Chairman of the Board of the Company, contacted the New Party by telephone and communicated that he would present the letter to the Board.

     On July 13, 1997, a special meeting of the Board was called to discuss the proposed transaction with Prometheus and the July 10 Letter. Prior to that meeting, counsel for the Company distributed a memorandum summarizing the Transaction and complete drafts of the Stock Purchase Agreement, Stockholders Agreement, Registration Rights Agreement and Stockholders Voting Agreement. All members of the Board were present (either in person or by telephone) at the meeting. At the meeting, Mr. Rydzewski provided a chronological summary of the significant events relating to the proposed transaction. Counsel for the Company then presented a detailed summary of each of the principal documents relating to the Transaction and answered the Board's questions regarding such documents.

     Following the summary of the principal documents by counsel to the Company, Salomon Brothers distributed a report setting forth the financial analysis underlying its opinion relating to the fairness of the Transaction and presented such financial analysis to the Board. Salomon Brothers noted that it was prepared to deliver its fairness opinion at that time. Management of the Company, Salomon Brothers and counsel for the Company then discussed with the Board the potential advantages and disadvantages of, and alternatives to, the Transaction, emphasizing the opportunity to raise a large amount of capital in a single transaction at a significant premium to the historic average market price of the Common Stock, the certainty of amount and flexibility as to timing of the investment and the ability to obtain continuing access to Prometheus' strategic advice and capital markets expertise.

     The Board then discussed the July 10 Letter from the New Party. After discussing the proposal contained in the letter at some length, the Board concluded that the expression of interest was significantly less attractive, and less definitive, for shareholders of the Company than the terms of the Transaction. Among the reasons why the Board concluded that the July 10 Letter was less attractive than the Transaction were the relatively greater certainty of completing the Transaction, the fact that the July 10 Letter contemplated the issuance of New Party Common Stock which the Board did not view as attractive consideration, the uncertainty as to price of the proposals contemplated by the July 10 Letter and the Board's conclusion that the minimum proposed price was insufficient for a change of control transaction. Based on these factors, the Board concluded that it would not pursue negotiations with the New Party.

     At a meeting of the Board on July 14, 1997, counsel for the Company advised the Board of the results of the continued negotiations with Prometheus and entertained questions from the Board. Salomon Brothers then delivered its written opinion to the Board expressing its opinion that the cash price of $14.00 per share of Common Stock to be received by the Company in connection with the Transaction is fair to the Company from a financial point of view. The Board then discussed the merits of the Transaction with Salomon Brothers and counsel for the Company. After these discussions, the Board voted unanimously to approve the Stock Purchase Agreement and the transactions contemplated thereby, subject to final negotiation of definitive documents by management. After final negotiations and redrafting, the Stock Purchase Agreement, the Stockholders Agreement, the Registration Rights Agreement and the Stockholders' Voting Agreement were executed on July 14, 1997.

     On July 14, 1997, the last trading day before the Transaction was publicly announced, the closing sale price of the Common Stock as reported on Nasdaq was $11.38.

     On July 20, 1997, after Prometheus concluded it was generally satisfied with its due diligence review of the Company, Prometheus requested an acceleration of the Initial Closing, which was previously scheduled to occur no earlier than August 29, 1997. Accordingly, the Company and Prometheus entered into the Amendment to Stock Purchase Agreement providing that Prometheus would have the option to purchase (i) 1,064,286 shares of Common Stock immediately following the satisfaction or waiver of certain conditions and (ii) an additional 856,726 shares no later than August 1, 1997.

     On July 22, 1997, after Prometheus completed its due diligence review, the Company and Prometheus entered into the Second Amendment to Stock Purchase Agreement providing that the Company be required to fulfill certain additional conditions prior to the Second Closing, including the receipt of certain title policies, a promissory note from an affiliate of the Company and certain estoppel certificates from four landlords of the Company.

     On July 23, 1997, Prometheus purchased 1,921,012 shares of Common Stock for an aggregate purchase price of $26.9 million at the Initial Closing.

TERMS OF THE TRANSACTION

     Parties. Prometheus Assisted Living LLC, an affiliate of LFREI, will acquire the shares issued in connection with the Transaction. LFREI has a contractual obligation to advance to Prometheus Assisted

Living LLC the funds to purchase the shares as required pursuant to the Stock Purchase Agreement, and has guaranteed the performance by Prometheus Assisted Living LLC of its obligations under the Stock Purchase Agreement.

     Prometheus Investment. Pursuant to the Stock Purchase Agreement, the Company will sell an aggregate of up to 9,653,325 shares of Common Stock to Prometheus at a price of $14.00 per share, for an aggregate purchase price of up to $135.1 million. The purchase price per share was determined as a result of arm's length negotiations between the Company and its advisors, on the one hand, and Prometheus and its advisors, on the other hand. At the Initial Closing, the Company sold 1,921,012 shares to Prometheus at $14.00 per share, for an aggregate purchase price of approximately $26.9 million. As of the Record Date, Prometheus owned approximately 16.6% of the outstanding Common Stock.

     If the Transaction is approved by the Company stockholders, then, at a Second Closing, the Company will sell to Prometheus 3,078,988 shares. Thereafter, at one or more Subsequent Closings, the Company from time to time at its election may sell additional shares to Prometheus at $14.00 per share, in minimum increments of 715,000 shares, until the Total Equity Commitment is invested or, if earlier, eighteen months after Stockholder Approval or, if earlier, June 30, 1999 (unless extended by mutual agreement of the parties). If the Total Equity Commitment is invested, LFREI will own approximately 49.9% of the outstanding Common Stock assuming no other change in the number of outstanding shares.

     Use of Proceeds. Proceeds from the sale of the shares will be used by the Company to continue to implement its acquisition and development plans, to repay debt, to strengthen systems and operations, and to expand services.

     Stockholders Agreement. Concurrently with the execution of the Stock Purchase Agreement,
Prometheus and the Company entered into the Stockholders Agreement, which grants certain rights to and imposes certain restrictions on Prometheus with respect to the shares purchased by it pursuant to the Stock Purchase Agreement. Many of these rights terminate on the Termination Date. These rights and restrictions include the following:

     (i) Management of the Company; Representation on the Board and Certain Board Committees.

     If the shareholders approve the Transaction, the Company shall amend the Company Articles, and the Company and Prometheus will take all actions necessary to cause the Board to be structured to consist of 11 members, of which seven members will be the existing directors of the Company and four members will be Prometheus Nominees (at least one in each class of the Board). The Company and Prometheus will take all actions necessary to cause the Prometheus Nominees to become members of the Board as soon as practicable after the shareholders' approval of the Transaction. Thereafter, at each annual or special meeting of shareholders of the Company, or by the taking of action by written consent of shareholders of the Company with respect to which any class of directors is to be elected, Prometheus shall have the right (but not the obligation) to designate nominees to the Board such that the number of Prometheus Nominees represent a percentage of the total number of members of the Board that is equal to the percentage of Common Stock beneficially owned by Prometheus; provided, that (i) if Prometheus would be entitled to a fractional number of representatives, it will instead be entitled to a number of representatives equal to the next higher number, (ii) in no event will Prometheus be entitled to more than four representatives and (iii) after the occurrence of a Termination Event, Prometheus shall not be entitled to any representatives on the Board. If Prometheus' right to nominate directors to the Board is reduced, Prometheus shall cause the applicable number of its nominees to immediately resign (regardless of the remaining term, if any) from the Board. So long as the Standstill Period is in effect, the Stockholders Agreement prohibits Prometheus from seeking additional representation on the Board.

     Pursuant to the Stock Purchase Agreement, from and after the date that the Prometheus Nominees first become members of the Board, any Board action other than in the ordinary course of business (with certain exceptions), including certain corporate actions set forth in the Stock Purchase Agreement such as (i) the acquisition or sale of any business or assets having a value in excess of 1% of the Company's assets, (ii) incurrence of indebtedness having a value in excess of 1% of the Company's assets, (iii) the approval of any annual operating budget of the Company, (iv) a material change in the Company's management, (v) a change in the number of shares of Common Stock authorized for issuance and (vi) a change in the Company's dividend policy (collectively, the "Corporate Action Matters"), will require the affirmative vote of eight of the 11 directors. During the period in which Prometheus is entitled to designate nominees to the Board under the Stockholders Agreement, the number of directors of the Company may not exceed 11 members.

     If the Transaction is approved by the shareholders, the Company will amend the Company Bylaws to provide that so long as Prometheus is entitled to have four Prometheus Nominees on the Board, Prometheus will have the right to have two Prometheus Nominees on the Executive Committee and one Prometheus Nominee on each special committee of the Board, including the Audit Committee and the Compensation Committee. Also, unless a Termination Event occurs, one Prometheus Nominee will serve on the Nominating Committee. Prometheus will also have the right to name an individual to serve on the board of directors or comparable governing body of each subsidiary of the Company so long as Prometheus has the right to nominate at least one director to the Board.

     The Board will delegate to the Executive Committee the authority to approve any action other than in the ordinary course of business. The affirmative vote of four out of the five members of the Executive Committee will be required to approve the matters delegated to the Executive Committee.

     The unanimous consent of the Nominating Committee shall be required prior to the appointment of a Chairman, Chief Executive Officer or President of the Company. In addition, all nominees to the Board (other than the Prometheus Nominees) will require the unanimous approval of the Nominating Committee, provided that if the Nominating Committee cannot unanimously agree on such a nominee, the nomination will be referred to the entire Board, which shall decide the matter based on a simple majority vote.

     (ii) Participation Rights. Until a Termination Event, in the event that the Company issues or sells shares of capital stock (including securities convertible into or exchangeable or redeemable for capital stock of the Company and including capital stock to be issued pursuant to the conversion, exchange or redemption of other securities), Prometheus will be entitled to a participation right to purchase or subscribe for that proportion of the total number of shares to be issued, including shares to be issued to Prometheus pursuant to the rights described in this paragraph, equal to Prometheus' proportionate holdings of Common Stock outstanding prior to such issuance (but not to exceed 49.9% of the capital stock issued). Notwithstanding the foregoing, Prometheus shall have no right to participate in (i) the issuance or sale by the Company of any of its capital stock issued to the Company or any of its subsidiaries or pursuant to options, rights or warrants or other commitments or securities in effect or outstanding on the date of the Stock Purchase Agreement, or (ii) the issuance of capital stock pursuant to the conversion, exchange or redemption of any other capital stock, or (iii) the issuance of capital stock for consideration other than cash. Prometheus will be entitled to participate in the issuance of capital stock by the Company pursuant to benefit, option, stock purchase or similar plans, including upon the exercise of options, rights, warrants or other securities, but any participation rights which arise as a result thereof shall be deferred until such time as participation rights shall otherwise arise. All purchases pursuant to such participation rights will be at the same price and on the same terms and conditions as are applicable to other purchasers.

     (iii) Restriction on Voting Rights. During the Standstill Period Prometheus has agreed to vote any shares it owns in favor of the election of directors nominated by the Nominating Committee or the Board, as applicable. Prometheus will vote any shares it owns that represent aggregate ownership of in excess of 49.9% of the outstanding shares of Common Stock at its option in accordance with the recommendation of the Board or proportionally in accordance with the votes of the other holders of the Common Stock. However, Prometheus may vote all of the shares of Common Stock that it owns, in its sole and absolute discretion, with regard to the election of the Prometheus Nominees to the Board.

     (iv) Standstill Provisions.

     For a period of three years after the shareholder approval date subject to earlier termination as described below, Prometheus may not: (i) acquire more than 49.9% of the outstanding shares of Common Stock, on an

Adjusted Fully Diluted Basis (ii) act in concert with any other person or group by becoming a member of any group acquiring, holding, voting, or disposing of voting securities pursuant to Section 13(d) of the Exchange Act (other than such a group comprised exclusively of Prometheus and one or more of its affiliates);
(iii) solicit or propose to effect or negotiate certain business combination transactions other than pursuant to the Stock Purchase Agreement; (iv) solicit, initiate, or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, disregarding certain provisions thereof); call, or participate in a call for, any special meeting of shareholders; request, or take any action to obtain any list of holders of any securities of the Company; or initiate, propose, participate in the making of, or solicit shareholders for the approval of any shareholder proposal; (v) seek Board representation or a change in the composition or size of the Board, except as permitted by the Stockholders Agreement; or (vi) assist or encourage any person with respect to any of the foregoing. After giving effect to the sale of 9,653,325 shares to Prometheus in the Transaction, and assuming no other change in the number of outstanding shares, Prometheus will own 49.9% of the Common Stock on an Adjusted Fully Diluted Basis.

     For a period of two years after the shareholder approval date or, if earlier, until a Termination Event, Prometheus may not sell any shares of Common Stock. Thereafter, and during any remaining term of the Standstill Period, Prometheus will not transfer any shares of Common Stock, except (a) in transactions pursuant to Rule 144 under the Securities Act of 1933, (b) in negotiated transfers to third parties, other than Assisted Living Companies, (c) to certain affiliates who agree to be bound by the terms of the Stockholders Agreement, (d) in accordance with the Registration Rights Agreement in a bona fide public offering and (e) subject to certain conditions, to bona fide financial institutions for the purpose of securing bona fide indebtedness.

     (v) Termination of the Standstill Period. The Standstill Period will be automatically terminated if any of the following events occurs: (i) the occurrence of a default under any debt agreement that would reasonably be expected to result in a Material Adverse Effect (as defined in the Stockholders Agreement) and which cannot be cured by the Company within the applicable cure period under such debt agreement; (ii) the authorization by the Company or the Board, with all Prometheus Nominees abstaining or voting against, of the solicitation of offers, proposals, or indications of interest with respect to certain mergers, sales of assets, or other similar extraordinary transactions (each a "Covered Transaction"); (iii) the written submission by any person or group of a proposal with respect to a Covered Transaction (unless as soon as practicable after receipt of such proposal the Board determines that such proposal is not in the best interests of the Company and its shareholders, and the Board continues to reject such proposal as a result of such determination);
(iv) in connection with an actual or proposed Covered Transaction, the removal of any rights plan, staggered board provisions, supermajority vote provisions, or similar impediments to the consummation thereof; (v) 90 days after the occurrence a Termination Event; (vi) the failure of the Company to timely cure any breach of the Stock Purchase Agreement or the Stockholders Agreement which would reasonably be expected to materially adversely affect Prometheus or cause a Material Adverse Effect; or (vii) the occurrence of any material violation by the Company of its covenant to obtain supermajority approval by the Board on all Corporate Action Matters.

     (vi) Exclusive Investment Vehicle for Assisted Living Industry. Until a Termination Event occurs, Prometheus and its controlled affiliates will not, directly or indirectly, acquire any equity interest (other than a de minimus amount) in any public or private company the principal business of which is ownership, management, operation and development of assisted living facilities in the United States, unless 75% of the directors of the Company (other than the Prometheus' Nominees) have consented to such ownership.

     Registration Rights Agreement. Concurrent with the Stock Purchase Agreement, the Company and Prometheus Assisted Living LLC entered into the Registration Rights Agreement, pursuant to which the Company is obligated to file up to six demand registration statements under the Securities Act for the resale by Prometheus of all or a portion of the Company securities owned by it. Because the Common Stock issued to Prometheus was not registered and because Prometheus may be deemed to be an "underwriter" for purposes of the Securities Act, the shares of Common Stock and other securities of the Company owned by it may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available.

     The Registration Rights Agreement provides, among other things, that, at any time after July 14, 1999, Prometheus will have the right, from time to time, to require the Company to file a registration statement (any such filing, the "Demand Registration") under the Securities Act for any or all shares acquired by Prometheus pursuant to the Stock Purchase Agreement and the Stockholders Agreement, and any securities issued or issuable with respect to any such shares ("Registrable Securities"). The right to a Demand Registration is limited, however, in that (i) it may be invoked in each instance only with respect to a number of shares having a fair market value equal or greater than $10 million,
(ii) the Company is not required to effect more than six Demand Registrations, and (iii) the Company will have the right from time to time to require Prometheus not to sell under the Demand Registration or to postpone or suspend the effectiveness thereof in certain circumstances. Prometheus also will have the right, with respect to most registrations of Common Stock by the Company for its own account, to require the Company to include Registrable Securities in such registration. The Registration Rights Agreement provides that the Company will pay the expenses, other than underwriting discounts and fees, relating to the first three Demand Registrations requested by Prometheus, and Prometheus will pay for any further Demand Registrations. The Registration Rights Agreement otherwise contains terms that are generally customary for registration rights agreements of its type.

     Conditions to Closing. Each of the Company's and Prometheus' obligations to effect the Second Closing and each of the Subsequent Closings are subject to various mutual and unilateral conditions, including, without limitation, the following: (i) receipt of Stockholder Approval, (ii) adoption of certain amendments to the Company Articles and Company Bylaws, (iii) receipt by the Company of title policies on certain of its properties, a promissory note from an affiliate of the Company and estoppel certificates from certain of the Company's landlords and (iv) the satisfaction of various customary conditions, including the continuing correctness of the Company's representations and warranties in the Stock Purchase Agreement, the receipt of any consents necessary for the Transaction and the absence of a material adverse change in the condition of the Company.

     No Solicitation of Competing Transactions. Unless and until the Stock Purchase Agreement is terminated in accordance with its terms, none of the Company or its subsidiaries shall, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or take any other action to facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to endorse any Competing Transaction, or authorize or knowingly permit any of the officers, directors or employees of such party or any of its Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's Subsidiaries to take any such action, and the Company shall notify Prometheus orally (within one business day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which any officer or director of the Company may receive relating to any such matters and if such inquiry or proposal is in writing, the Company shall deliver to Prometheus a copy of such inquiry or proposal; provided, however, that nothing contained in this provision shall prohibit the Board from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or prohibit the Board from taking such other actions as may be required to comply with its fiduciary obligations. If the Board determines with the advice of counsel that failure to do so could be held to violate its fiduciary duties, it may provide information in response to an unsolicited proposal. If the Company receives a bona fide proposal for a Competing Transaction that the Board determines in good faith (based on the advice of a nationally recognized financial advisor) may provide greater value to the Company and its shareholders than the Agreement, it may enter into negotiations with respect to such proposal. The Company will notify Prometheus of any such superior proposal not less than two business days prior to entering into any definitive agreement with respect to a Competing Transaction; provided, however, that in no event shall the Company enter into a definitive agreement with respect to a Competing Transaction less than five business days after the Company's initial notification to Prometheus of an inquiry or proposal relating to a Competing Transaction. Within the two-business-day or five-business-day period referred to above,
Prometheus may propose an improved transaction.

     Expenses; Break-Up Fee. The Stock Purchase Agreement provides that (i) if the Board does not recommend stockholder approval of the Transaction and either
(A) the Company's shareholders fail to approve the Transaction or (B) the Second Closing has not occurred on or before January 31, 1998, or (ii) the Company fails to convene the Annual Meeting prior to December 31, 1997, then the Company shall pay Prometheus a $6.0 million adjustment to the purchase price of the shares purchased in the Initial Closing, a $7.0 million breakup fee and a portion of Prometheus' expenses. Alternatively, if the Board recommends shareholder approval of the Transaction and the shareholders fail to approve the Transaction, then the Company shall pay Prometheus an $8.7 million adjustment to the purchase price as well as a portion of Prometheus' expenses. If the transactions contemplated in the Stock Purchase Agreement do not close as a result of a willful breach of a material representation, warranty or covenant in the agreement on the part of the Company, then the Company will pay Prometheus $13.0 million as both an adjustment to the purchase price of the shares purchased in the Initial Closing and a breakup fee as well as a portion of Prometheus' expenses.

     Amendment or Termination of the Stock Purchase Agreement. Although the Board reserves the right to amend the provisions of the Stock Purchase Agreement without approval of the shareholders, either before or after approval by the shareholders of the Transaction and the transactions contemplated thereby, the Company intends to solicit further approval of the shareholders in the event that any such amendment would change the Transaction in a way that would be materially adverse to shareholders. In addition, any amendment would require the consent of Prometheus. The Board also reserves the right to terminate the Stock Purchase Agreement without obtaining further approval of the shareholders. The Board does not anticipate any further amendment of the terms of, or the termination of, the Stock Purchase Agreement.

     Stockholders' Voting Agreement. In connection with the Stock Purchase Agreement, Prometheus also entered into a Stockholders' Voting Agreement with the Affiliated Shareholders. Pursuant to this agreement, the Affiliated Shareholders agreed to vote the Common Stock owned by them in favor of the Transaction and for the election of the Prometheus Nominees and the directors nominated by the Nominating Committee. Each of the Affiliated Shareholders also agreed not to transfer any of his shares of Common Stock until the earlier of
(i) the date on which the Prometheus Nominees first became members of the Board and (ii) if the Stockholder Approval vote fails or does not occur by December 31, 1997, the earlier of the date of the stockholder meeting at which Stockholder Approval failed or December 31, 1997. The Stockholders' Voting Agreement will terminate concurrently with the termination of the Stockholders Agreement.

POTENTIAL BENEFICIAL EFFECTS OF THE TRANSACTION

     The Company believes that the Transaction, if consummated, represents an attractive opportunity to improve long-term shareholder value by providing the Company with access to significant equity capital at an attractive cost and additionally provides strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects and better positioning it to capitalize on assisted living facility opportunities in the United States. In particular, the Company believes that the Transaction may have a number of beneficial effects on the Company and its shareholders, including the following:

     Large, Timely Infusion of Capital at a Premium to Market. The Transaction is expected to enable the Company to accomplish its financing objectives for 1997 and 1998 in a single transaction on favorable terms compared with those available in the public markets. The $14.00 per share purchase price represents a 23% premium over the closing price of the Common Stock on Nasdaq on July 14, 1997, the last trading day before the announcement of the Transaction to the public. Also, because the purchase price for the Common Stock to be acquired by Prometheus is fixed, the Transaction protects the Company against the risks of a decline in the stock market as a whole and the market for assisted living industry shares in particular. Moreover, the Company is not exposed to the risk of a decline in the market price of its shares that is commonly observed in advance of such offerings. Additionally, the Transaction will enable management to focus on developments and acquisitions and intensively managing the Company's existing properties instead of being required to divert management time and attention to the process of raising capital.

     Indirect Affiliation with Prometheus. Prometheus (and specifically LFREI) is highly-regarded as a sophisticated investor in real estate. Four individuals to be nominated by Prometheus will become directors of the Company immediately after approval by the Company's shareholders of the Transaction. The Company believes that it will benefit significantly from its association with Prometheus and its access to the market knowledge, operating experience and research capabilities of Prometheus.

     Improved Future Access to Capital. The Company believes that, as a result of the Transaction, it will have greater access to the capital markets and a lower cost of capital because the Transaction will (i) increase its equity market capitalization and total capitalization, (ii) establish an indirect affiliation with the highly-regarded Prometheus (and specifically LFREI), which should enhance the Company's access and attractiveness to significant institutional investors; and (iii) through the participation rights granted to Prometheus under the Stockholders Agreement, provide a potential buyer for substantial portions of future offerings by the Company of its equity securities or debt securities convertible into equity. Moreover, because of its substantial investment in the Company, Prometheus will have significant incentives to make available its resources, experience and advice regarding access to capital markets and assisting the Company to achieve a lower cost of capital. The Company believes that improved access to the capital markets should enhance its ability to grow and increase shareholder value.

     Potential Enhancement of Shareholder Value. The Transaction will not result in any direct return to shareholders of cash or other consideration. The Company, however, believes that the Transaction offers shareholders an opportunity to realize long-term value. The Company's strategic plan calls for the application of the significant capital to be raised in the Transaction to execute an attractive growth strategy for the purpose of increasing the Company's asset base and cash flow in a controlled but significant fashion over a relatively short period of time.

     It should be noted, however, that there is no assurance that the Company will realize all or any of the potential benefits described above, which are forward looking statements that are subject to numerous risks and uncertainty. The Company's ability to enhance shareholder value will depend upon a number of circumstances, many of which are outside the control of management, including the availability of attractive acquisition and development opportunities; the Company's continuing ability to identify, perform due diligence with respect to, acquire and effectively manage a large number of assisted living facilities; the state of the capital markets generally and prevailing interest rates; uncertainty concerning the Company's ability to refinance its indebtedness at favorable interest rates as it becomes due; and risks relating to the ownership of real estate generally, including the risks of bankruptcy, insolvency or the downturn in business of or failure to renew leases by the Company's anchor tenants, potential liability for unknown environmental matters, and the risk of uninsured losses.

POTENTIAL ADVERSE EFFECTS OF THE TRANSACTION

     The Company believes that the Transaction, if consummated, will have certain potential adverse effects on the Company and its shareholders, including the following:

     Concentration of Ownership of Common Stock. Prometheus will be entitled to own up to 49.9% of the Company's Common Stock, on an Adjusted Fully Diluted Basis, and will be the largest single shareholder of the Company. Prometheus will have the right to nominate up to four directors of the Board. Although certain restrictions during the Standstill Period will preclude Prometheus from increasing its percentage interest in the Company for a period of at least three years (subject to certain exceptions) and limit its voting rights with respect to its shares of Common Stock during that time, Prometheus nonetheless will have a substantial influence over the affairs of the Company as a result of the Transaction. This concentration of ownership in one shareholder could be disadvantageous to other shareholders' interests.

     Also, once the Standstill Period terminates, Prometheus could be in a position to purchase a majority of the outstanding shares of Common Stock and then control the election of the Board or the outcome of any corporate transaction or other matter submitted to the shareholders for approval.

     Anti-Takeover Effect of the Transaction. Prometheus' acquisition of up to 49.9% of the Common Stock and the director nomination, voting and other rights granted to Prometheus under the Stockholders Agreement, although subject to certain limitations during the Standstill Period, may make it more difficult for other shareholders to challenge the Company's director nominees, elect their own nominees as directors, or remove incumbent directors and may render the Company a less attractive target for an unsolicited acquisition by an outsider.

     Potential Dilution. While the Company generally has the ability to control the timing of Second Closing and the Subsequent Closings and any additional investments by Prometheus, if the proceeds from sales of securities to Prometheus are not invested in a timely or accretive manner, there would be dilution of earnings per share and funds from operations per share to the existing shareholders of the Company. The Company does not intend to change its careful acquisition criteria, and it may temporarily have excess cash on its balance sheet if sufficient acquisitions are not completed within eighteen months after shareholder approval (unless the Company and Prometheus agree to extend these dates).

POTENTIAL EFFECTS OF SHAREHOLDER APPROVAL OF THE TRANSACTION

     Approval of the Transaction by the shareholders will constitute approval of all of the various terms of the Transaction set forth in the Stock Purchase Agreement, the Stockholders Agreement and the Registration Rights Agreement and the transactions contemplated thereby, including an amendment to the Company Articles in the form set forth in Appendix D hereto.

     Such approval also may serve to extinguish potential claims, if any, regarding any conduct of members of the Board in connection with the Transaction, including potential claims, if any, alleging violations of the Board's duties to shareholders. Under California law, the fully informed shareholder approval of a transaction may, in certain circumstances, serve to extinguish certain related fiduciary duty claims against directors.

     As described in "-- Terms of the Transaction -- Conditions to Closing" above, approval of the Transaction is a condition to consummation of the Transaction, but there also are numerous other conditions that must be satisfied in order for the Transaction to be consummated. There can be no assurance that all of these conditions will be satisfied, or that the Transaction will be consummated.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Company believes that neither the Company nor any of the Company's current shareholders will recognize taxable gain as a result of the Transaction.

     The foregoing discussion is only a summary of certain federal income tax considerations resulting from the Transaction that may be relevant to the Company and the Company's current shareholders. This discussion does not address the federal income tax considerations resulting from the Transaction that may be relevant to Prometheus or its shareholders, and does not address the state, local, or foreign tax considerations resulting from the Transaction that may be relevant to the Company, Prometheus, or their respective shareholders. This discussion is based on the current provisions of the Internal Revenue Code (the "Code"), the applicable Treasury regulations promulgated thereunder, administrative rulings, court decisions, certain factual assumptions related to the ownership and operation of the Company, and certain representations made by the Company and Prometheus. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Transactions as well as any consequences under laws of any other jurisdiction.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR

     On July 14, 1997, Salomon Brothers delivered its written opinion (the "Opinion") to the Board that, as of such date, the cash price of $14.00 per share of Common Stock to be received by the Company in connection with the Transaction is fair to the Company from a financial point of view. Prior to its presentation to the

Board, Salomon Brothers provided to each director a report (the "Report") setting forth the analysis underlying the Opinion. This analysis, as presented to the Board, is summarized herein. The members of the Board had an opportunity to ask questions of Salomon Brothers. Salomon Brothers discussed with the Board the information in the Report, and the financial data and other factors considered by Salomon Brothers in conducting its analysis, material portions of which are summarized herein.

     In requesting the Opinion, the Board did not give any special instructions to Salomon Brothers or impose any limitations upon the scope of the investigation that Salomon Brothers deemed necessary to enable it to deliver the Opinion. A copy of the Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this Proxy Statement as Appendix H and is incorporated herein by reference. The summary of the Opinion set forth below is qualified in its entirety by reference to the full text of the Opinion. The Company's stockholders are urged to read the Opinion in its entirety. The Opinion is directed only to the fairness of the consideration to be received by the Company from a financial point of view and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the Annual Meeting.

     In conducting its analysis and arriving at the Opinion, Salomon Brothers reviewed such information and considered such financial data and other factors as Salomon Brothers deemed relevant under the circumstances, including: (i) the Stock Purchase Agreement, the Registration Rights Agreement and the Stockholders Agreement and the specific terms of the Transaction, (ii) the Annual Reports to Shareholders and Annual Reports on Form 10-K for each of the years ended March 31, 1997 and 1996 and such other publicly available information concerning the Company as Salomon Brothers believed to be relevant to its inquiry, (iii) financial and operating information with respect to the business, operations and prospects of the Company furnished to Salomon Brothers by the Company, (iv) a trading history of the Company's Common Stock from October 1995 (the date of the Company's initial public offering of its Common Stock) to the date of the Opinion and a comparison of that trading history with those of other companies that Salomon Brothers deemed relevant, (v) a comparison of the historical financial results and present financial condition of the Company with those of other companies that Salomon Brothers deemed relevant, and (vi) a comparison of the financial terms of the Transaction with the financial terms of certain other transactions that Salomon Brothers deemed relevant. In addition, Salomon Brothers had discussions with the management of the Company concerning the business, operations, assets, financial condition and prospects of the Company, and undertook such other studies, analyses and investigations as Salomon Brothers deemed appropriate. The Opinion was necessarily based on market, economic and other conditions as they existed and could be evaluated as of the date of the Opinion.

     In connection with its review and analysis and in arriving at the Opinion, Salomon Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of management of the Company that management was not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon advice of management of the Company, Salomon Brothers assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company and that the Company would perform in accordance with such projections. In arriving at its opinion, Salomon Brothers did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. Salomon Brothers assumed that consummation of all or any portion of the Transaction would not result in any default or similar event, or trigger any change-in-control payment or offer to be made, under any of the Company's loan agreements, instruments of indebtedness or other agreements, which had not been or would not be waived. In addition, pursuant to the terms of Salomon Brothers' engagement by the Company, the Company did not authorize Salomon Brothers to solicit, and Salomon Brothers did not solicit, any indications of interest from any third party with respect to a similar investment in the shares of the Company's Common Stock or the purchase of all or a part of the business of the Company. The Opinion relates only to the Transaction and does not address the merits of any other proposal or indication of interest that as of the date of the Opinion had been or might be received.

     Subject to the foregoing and the other considerations set forth hereafter, the following is a summary of the material financial analyses performed by Salomon Brothers in arriving at the opinion that, as of the date of the Opinion, the cash price of $14.00 per share of Common Stock to be received by the Company in connection with the Transaction, is fair to the Company from a financial point of view.

     Comparable Transaction Analysis. Salomon Brothers compared the purchase price per share of the Common Stock pursuant to the Transaction to selected historical trading prices of the Common Stock. Salomon Brothers analyzed the percentage difference between the proposed purchase price of $14.00 per share pursuant to the Transaction and the closing price of the Common Stock one day, one month, and 40 days prior to July 12, 1997. The purchase price pursuant to the Transaction represented a 24.4%, 31.0%, and 72.3% premium to the Common Stock price one day, one month, and 40 days prior to July 12, 1997, respectively. Salomon Brothers compared these premiums with a group of 374 past strategic minority stake investments from 1987 to 1997 (281 from 1992 to 1997). Without consideration of qualitative factors, Salomon Brothers found that premiums paid for a comparable minority stake during the period of 1987 to 1997 ranged from 25.5% (one day prior to the announcement) to 35.2% (one month prior to the announcement).

     Comparable Company Analysis. Salomon Brothers compared selected financial ratios for the Company with a group of ten publicly traded companies in the assisted living industry that Salomon Brothers considered to be reasonably comparable to the Company for purposes of its analysis. The companies considered were (i) Alternative Living Services, Inc., (ii) Assisted Living Concepts, Inc.,
(iii) Atria Communities, Inc., (iv) CareMatrix Corporation, (v) Emeritus Corporation, (vi) Karrington Health, Inc., (vii) Kapson Senior Quarters Corp.,
(viii) Regent Assisted Living, Inc., (ix) Sterling House Corporation, and (x) Sunrise Assisted Living, Inc. (collectively, the "Comparable Companies"). Salomon Brothers selected Comparable Companies on the basis of various factors, including the size of the public company and similarity of the line of business; however, no public company or transaction utilized as a comparison is identical to the Company or the Transaction. Salomon Brothers noted that the valuation data for the assisted living industry is limited and highly scattered reflecting the short and variable earnings records for most of the companies in the industry. Accordingly, the analysis described below is not purely mathematical but rather involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the Company and the Comparable Companies and other factors that could affect public trading value. As a result, Salomon Brothers noted that, in its view, the comparable company analysis was of somewhat limited utility.

     For the Company and each of the Comparable Companies, Salomon Brothers calculated, among other things, multiples of the price per share of common stock (as of July 11, 1997) to the estimated calendar year 1998 earnings per share (based on published research reports of certain analysts covering the Company and the Comparable Companies as reported by First Call Data Corporation ("First Call") as of July 11, 1997), and "Firm Value" (all fully diluted shares at the current stock price less any option proceeds, plus straight debt, minority interest, straight preferred stock, all out-of-the-money convertibles, less investments in unconsolidated affiliates and cash) to such company's latest twelve months average earnings measured before interest, taxes, depreciation and amortization ("EBITDA").

     Taking into account the Company's financial performance relative to the Comparable Companies, Salomon Brothers derived a reference range of market price per share to estimated calendar year 1998 earnings per share of 15.0x to 33.2x and Firm Value to latest twelve months EBITDA of 21.0x to 26.0x. Using such derived range of multiples, Salomon Brothers derived an implied equity value per share of Common Stock for the Company of $9.20 to $13.55 as compared to its most recent per share stock price of $11.25 and the proposed per share purchase price of $14.00 per share.

     Discounted Cash Flow Analysis. Using a discounted cash flow analysis, Salomon Brothers estimated the present value of the future cash flows that the Company could produce over a five-year period from 1997 through 2001, if the Company were to perform on a stand-alone basis without giving effect to the infusion of cash from the Transaction in accordance with forecasts developed by management of the Company, and certain variants thereof. Salomon Brothers determined certain equity market value reference ranges for the Company based upon the sum of (i) the aggregate discounted value (using various discount rates ranging from 11.0% to 13.0%) of the five-year unleveraged free cash flows of the Company plus (ii) the discounted value (using various discount rates ranging from 11.0% to 13.0%) of the product of (a) the final year's projected EBITDA multiplied by
(b) numbers representing various terminal or exit multiples (ranging from 7.0x to 9.0x). This analysis resulted in an equity value reference range per share of the Common Stock of $8.82 to $17.62, from which Salomon Brothers determined that a range of $10.89 to $15.29 per share was the most reasonable range.

     In arriving at its Opinion and in preparing the Report, Salomon Brothers performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by Salomon Brothers. In addition, Salomon Brothers believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete view of the process underlying its analyses set forth in the Opinion and the Report. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.

     In performing its analyses, Salomon Brothers made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. Any estimates contained in such analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less than such estimates. Actual values will depend upon several factors, including events affecting the long-term care industry, general economic, market and interest rate conditions and other factors which generally influence the price of securities.

     Salomon Brothers is an internationally recognized investment banking firm and regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes. The Board selected Salomon Brothers to act as its financial advisor on the basis of Salomon Brothers's international reputation and Salomon Brothers's familiarity with the Company and the assisted living industry. In the ordinary course of its business, Salomon Brothers actively trades the securities of the Company for Salomon Brothers's own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     In connection with the Transaction, Salomon Brothers provided certain investment banking services to the Company, including the introduction of the Company to Prometheus, rendering structuring advice, and assisting the Company with the negotiations with Prometheus. In addition, Salomon Brothers was engaged to deliver the Report and render the Opinion to the Board. Pursuant to a letter agreement dated June 27, 1997, between the Company and Salomon Brothers the Company agreed to pay Salomon Brothers for such services as follows: (i) $100,000 upon the execution of the definitive Purchase Agreement and (ii) an amount equal to 3.00% (less such $100,000) of the total proceeds and other consideration paid or received or to be paid or received in connection with the Transaction. Such latter amounts are payable to Salomon Brothers as of the closing date of each portion of the Transaction, based upon the amount actually invested in the Company on each closing date. To date, the Company has not paid any of the amounts due under the letter agreement. The Company also agreed to reimburse Salomon Brothers for its out-of-pocket expenses (in an amount not to exceed $30,000 without Board approval), including fees and disbursements of counsel, and to indemnify Salomon Brothers and its affiliates, their respective directors, officers, partners, agents and employees and each person, if any, controlling Salomon Brothers or any of its affiliates against certain liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.

     Salomon Brothers has provided services to the Company and to entities related to the Company, including acting as a representative of the underwriters in the initial public offering of Common Stock in October 1995 and as the initial purchaser in the Company's offering of 6 3/4% Convertible Subordinated Notes due 2006 in March 1996, and may in the future provide services to the Company or such other entities. Salomon Brothers has received or expects to receive customary compensation for such services.

     As noted under the caption "Approval of the Transaction -- Recommendation of the Board; Factors and Conclusions of the Board Involved in Its Determination," the fairness opinion of Salomon Brothers was only one of many factors considered by the Board in arriving at its determination to approve the Transaction.

RECOMMENDATION OF THE BOARD; FACTORS AND CONCLUSIONS OF THE BOARD INVOLVED IN ITS DETERMINATION

     The Board has unanimously approved the Transaction and has determined that the Transaction is in the best interests of the Company and its shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE TRANSACTION.

     The Board believes that the Transaction is in the best interests of the Company and its shareholders because, if consummated, it represents an attractive opportunity to improve long-term shareholder value by providing the Company with access to significant equity capital at an attractive cost and additionally provides strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects and positioning it to better capitalize on assisted living facility opportunities in the United States. See "-- Potential Beneficial Effects of the Transaction" above.

     While the Board believes that the Transaction is in the best interests of the Company and its shareholders, the consummation of the Transaction may have certain adverse effects that shareholders should consider. These considerations include (i) the substantial amount of stock that will be concentrated in one shareholder of the Company, as well as certain rights being granted to Prometheus in connection with the Transaction (including rights with respect to Board representation and information), which rights will allow Prometheus to exercise substantial influence over the affairs of the Company even during the Standstill Period and might discourage other persons from offering to acquire a significant interest in the Company, (ii) the possibility that Prometheus will gain control of the Company if the Standstill Period terminates, and (iii) the possible dilution of earnings per share to shareholders as a result of the Transaction. See "-- Potential Adverse Effects of the Transaction" above.

     In reaching its determination that the Transaction is in the best interests of the Company and its shareholders, the Board considered the following material factors in addition to those discussed above under "Potential Beneficial Effects of the Transaction" and "Potential Adverse Effects of the Transaction."

     Substantial Shareholder. The Board considered that, as a result of the Transaction, Prometheus will be the largest single shareholder of the Company, owning as much as 49.9% of the outstanding Common Stock on an Adjusted Fully Diluted Basis. The Board considered that Prometheus also will have substantial information rights, the right to nominate Board members, and numerous other rights as set forth above in "-- Terms of the Transaction." Although the Board believes that this concentration of ownership in one shareholder could potentially be disadvantageous to the other shareholders' interests, the Board also believes that certain provisions of the Stockholders Agreement should reduce, to some extent, the impact of such concentration of ownership by imposing various limitations on Prometheus with regard to its ownership, transfer and voting of Common Stock, including (i) provisions that prohibit Prometheus from acquiring greater than 49.9% of the Company's Common Stock on an Adjusted Fully Diluted Basis, (ii) provisions that limit to four the number of directors nominated to the Board by Prometheus during the Standstill Period, and
(iii) provisions that restrict Prometheus from transferring shares of Common Stock except in accordance with applicable securities laws and subject to restrictions against transferring shares to Assisted Living Companies. While the Board recognized the potentially negative aspects of the concentration of substantial ownership in a single shareholder, the Board believes that, on balance, the potentially negative aspects are outweighed by the potential benefits of obtaining in a timely way such a large amount of capital at a reasonable cost, the indirect affiliation with Prometheus and the other potential benefits of the Transaction.

     Impact on Other Investments. The Board believes that the limitations on the Company's ability to engage in certain corporate actions without the approval of a supermajority of the Board or four out of five members of the Executive Committee, and the composition of the Board following the shareholder approval of the Transaction (and thereafter), might discourage other persons from offering to acquire a significant interest in the Company (or all or a significant interest in the assets of the Company). As a result, the Board considers this to be a negative factor. However, the Board believes that this factor is outweighed by the positive factors outlined above.

     The members of the Board evaluated the factors referred to above in light of their knowledge of the business and operations of the Company, their business judgment and the advice of Salomon Brothers. In view of the wide variety of factors considered in connection with the Board's evaluation of the Transaction, the Board did not find it practicable to, and did not, quantify or attempt to assign relative weights to the specific factors considered in reaching its determination.

BENEFICIAL OWNERSHIP OF COMMON STOCK PRIOR TO AND AFTER THE TRANSACTION

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock outstanding as of the Record Date and immediately following the final Subsequent Closing of the Transaction (assuming that an aggregate of 7,732,313 shares are issued pursuant to the Second Closing and the Subsequent Closings), by (i) each person or group known to the Company who owns or who will own more than 5% of the outstanding shares of Common Stock, and (ii) each of the directors and the executive officers of the Company. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, including shares that may be issued upon the exercise of options that are exercisable within 60 days of the Record Date. Information presented in the table and related notes has been obtained from the beneficial owner and/or from reports filed by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934.

                                                                             SHARES BENEFICIALLY OWNED
                                           SHARES BENEFICIALLY OWNED          ADJUSTED FOR SUBSEQUENT
                                              ON AUGUST 19, 1997                      CLOSINGS
                                         -----------------------------     ------------------------------
                                         AMOUNT AND NATURE     PERCENT     AMOUNT AND NATURE      PERCENT
          NAME AND ADDRESS OF              OF BENEFICIAL         OF          OF BENEFICIAL          OF
           BENEFICIAL OWNERS                 OWNERSHIP          CLASS          OWNERSHIP           CLASS
---------------------------------------  -----------------     -------     -----------------      -------
Prometheus Assisted Living LLC.........      1,921,012           16.6%         9,653,325            49.9%
  Thirty Rockefeller Plaza
  63rd Floor
  New York, NY 10020
Morgan Stanley Dean Witter, Discover &
  Co.(1)...............................        961,297            8.3%           961,297             5.0%
  1585 Broadway
  New York, NY 10036
Ardsley Advisory Partners(2)...........        730,000            6.3%           730,000             3.8%
  646 Steamboat Road
  Greenwich, CT 06836
Wellington Management Company, LLP(3)..        641,356            5.5%           641,356             3.3%
  75 State Street
  Boston, MA 02109
Scudder, Stevens & Clark, Inc(4).......        592,900            5.1%           592,900             3.1%
  345 Park Avenue
  New York, NY 10154
Gary L. Davidson(5)(6).................      1,003,521            8.6%         1,003,521             5.2%
John A. Booty(5)(7)....................        699,246            6.0%           699,246             3.6%
David P. Collins(5)(8).................        558,939            4.8%           558,939             2.9%
Graham P. Espley-Jones(9)..............        274,964            2.4%           274,964             1.4%
Sheila M. Muldoon(10)..................          3,500           *                 3,500            *
Eric K. Davidson(11)...................         14,538           *                14,538            *
R. Bruce Andrews(12)...................          2,500           *                 2,500            *
Maurice J. DeWald(12)..................          3,500           *                 3,500            *
James M. Peters(12)....................          2,500           *                 2,500            *
John J. Rydzewski(12)(13)..............          7,500           *                 7,500            *
All directors and executive officers as
  a group (10 persons).................      2,570,708           21.8%         2,570,708            13.2%

---------------

  *  Less than 1%

 (1) Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley"), a Delaware corporation and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 961,297 shares of the Common Stock of the Company. Accounts managed on a discretionary basis by wholly-owned subsidiaries of Morgan Stanley, including Miller Anderson & Sherred LLP, a Delaware limited liability partnership and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of such securities. No such account holds more than 5 percent of the class.

 (2) Ardsley Advisory Partners, a Connecticut general partnership ("Ardsley"), is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended. Philip J. Hempleman ("Mr. Hempleman") is the managing partner of Ardsley. The shares of the Company are held in discretionary accounts managed by Ardsley and Mr. Hempleman (including accounts of certain clients, including investment partnerships for which
     (i) Ardsley serves as the management company and (ii) a general partnership comprised of the partners that comprise Ardsley serves as general partner). As a result of their roles as investment advisor, Ardsley and Mr. Hempleman may be deemed to be the beneficial owners of the shares of the Company held in such discretionary accounts. Each client for whose account Ardsley had purchased shares of the Company has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares purchased for his account.

 (3) Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 641,356 shares of the Common Stock of the Company which are held of record by clients of Wellington. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. The shares of Common Stock were acquired by Wellington Trust Company, NA, a wholly owned subsidiary of Wellington and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. Wellington has shared power to vote or direct to vote of 265,500 shares of the Common Stock of the Company, and shared power to dispose or to direct the disposition of 641,356 shares.

 (4) Scudder, Stevens & Clark, Inc., a Delaware corporation, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole power to vote or to direct the vote of 259,400 shares of the Common Stock of the Company, shared power to vote or to direct the vote of 228,200 shares, and sole power to dispose or to direct the disposition of 592,900 shares.

 (5) Excludes 402,257 shares owned of record by the Company's employee stock ownership plan (the "ESOP"), of which Messrs. Gary Davidson, Booty and Collins are trustees.

 (6) Of the 1,003,521 shares beneficially owned by Mr. Gary Davidson, 593,029 are held of record by the Davidson Family Partnership, 343,102 shares are held by the Gary L. Davidson Funded Revocable Living Trust, and the remaining 67,390 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 9,423 shares beneficially owned by Mr. Gary Davidson held of record by the ESOP as of August 19, 1997.

 (7) Of the 699,246 shares beneficially owned by Mr. Booty, 107,773 are held of record by the Booty-Jones Family Partnership (of which Mr. Booty is the managing partner and holds a pecuniary interest equal to 1% thereof), 418,028 shares are held by the Booty Family Trust (as to which Mr. Booty has shared voting and investment power), 750 shares are held in Mr. Booty's name alone, 69,500 shares are owned by the Karen A. Booty Charitable Remainder Trust of which Mr. Booty has sole voting and investment power, and the remaining 69,500 shares are owned by the John A. Booty Charitable Remainder Uni Trust (of which Mr. Booty has sole voting and investment power), and the remaining 33,695 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 9,423 shares beneficially owned by Mr. Booty held of record by the ESOP as of August 19, 1997.

 (8) Of the 558,939 shares beneficially owned by Mr. Collins, 98,678 are held of record by the D & V Collins Family Limited Partnership (as to which Mr. Collins has shared voting and investment power), 408,591 shares are held by the Collins Family Community Property Trust (as to which Mr. Collins has shared voting and investment power), 11,978 shares are held by the David P. Collins Annuity Trust, and the remaining 39,692 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 8,531 shares beneficially owned by Mr. Collins held of record by the ESOP on August 19, 1997.

 (9) Of the 274,964 shares beneficially owned by Mr. Espley-Jones, 22,412 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 5,372 shares beneficially owned by Mr. Espley-Jones held of record by the ESOP as of August 19, 1997.

(10) Of the 3,500 shares beneficially owned by Ms. Muldoon, 1,000 are held of record by Charles Schwab & Co. Inc. IRA Rollover and 2,500 shares are subject to options exercisable within 60 days of August 19, 1997.

(11) Of the 14,538 shares beneficially owned by Mr. Eric Davidson, 4,000 are held of record by Eric K. Davidson UTA Fidelity 401(k) and 103 are held by Eric K. Davidson UTA Principal Financial 401(k) and 10,435 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 143 shares beneficially owned by Mr. Eric Davidson held of record by the ESOP on August 19, 1997.

(12) All non-employee directors have options exercisable within 60 days of August 19, 1997 to purchase 2,500 shares.

(13) 5,000 of the shares beneficially owned by Mr. Rydzewski are held of record by Merrill Lynch Custodian FBO Benedetto, Gartland & Greene, Inc. SEP FBO John J. Rydzewski.

REQUIRED VOTE AND RELATED MATTERS

     The affirmative vote of a majority of the total votes cast by shareholders other than Prometheus, provided that the number of total votes cast (including votes cast by Prometheus) represents over 50% of the shares of Common Stock issued and outstanding, is required to approve the Transaction.

     Approval of the Transaction by the requisite vote of the shareholders of the Company is a condition to consummation of the Transaction (except for the Initial Closing on 1,921,012 shares of Common Stock on July 23, 1997).

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                                  (PROPOSAL 2)

     The Board proposes to amend the Company Articles to increase the maximum number of authorized directors from nine to 11.

     The Company Articles currently provide that the number of directors of the Company must be a minimum of five and a maximum of nine. The authorized number of directors is currently set at seven. In connection with the Transaction, the Company has agreed to increase the number of directors to 11, four of whom will initially be LFREI Nominees. Amending the Company Articles to increase the maximum number of authorized directors is a condition to the Second Closing of the Transaction.

     The proposal to amend the Company Articles will be voted upon by the shareholders of the Company separately from Proposal 1 and each of the other Proposals. HOWEVER, THE APPROVAL OF EACH OF THE TRANSACTION PROPOSALS IS CONDITIONED UPON APPROVAL OF BOTH OF THE TRANSACTION PROPOSALS BY THE SHAREHOLDERS OF THE COMPANY. ACCORDINGLY, A VOTE AGAINST THE PROPOSAL TO AMEND THE COMPANY ARTICLES MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE TRANSACTION.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY ARTICLES.

     The foregoing discussion of the amendment to the Company Articles constitutes a summary of the proposed amendment to the Company Articles. This summary is qualified by reference to the complete text of the amendment, which is set forth in the form of the Amendment to Restated Articles of Incorporation, a copy of which is attached as Appendix D to this Proxy Statement.

                   REINCORPORATION OF THE COMPANY IN DELAWARE
                                  (PROPOSAL 3)
GENERAL

     The Board has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board believes the Reincorporation is in the best interests of the Company and its shareholders.

     The primary reason for the proposed change in domicile is to cause the Company to be governed by Delaware law, which over the years has undertaken to maintain a modern and flexible corporation law which frequently is revised to meet changing business conditions. As a result, Delaware has become a preferred domicile for many major United States corporations. Because of Delaware's significance as the state of incorporation of major corporations, the Delaware judiciary has become particularly familiar with matters of corporation law, and Delaware has a well-developed body of court decisions interpreting its law. As a consequence, Delaware law is comparatively well-known and understood.

     A number of changes will be effected as a result of the Reincorporation. Such changes are described below under the heading "Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware Company."

     The Board estimates the aggregate costs to the Company of Reincorporation to be approximately $175,000.

     In the event this proposal is not adopted, the Company will continue to operate as a California corporation.

MERGER OF ARV ASSISTED LIVING, INC. INTO NEWLY FORMED DELAWARE SUBSIDIARY

     The proposed Reincorporation would be accomplished by merging the Company into a newly formed Delaware subsidiary, which is currently named ARV Delaware, Inc. (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), substantially in the form which is attached as Appendix E to this Proxy Statement. The Delaware Company was incorporated in Delaware on
          , 1997 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. After completion of the merger, the Delaware Company will change its name to ARV Assisted Living, Inc. The Delaware Company's principal executive offices are located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626, telephone
(714) 751-7400. The Reincorporation would not result in any change in the Company's business, assets or liabilities and would not result in any relocation of management or other employees.

CERTAIN CONSEQUENCES OF THE MERGER

     Effective Time. The merger will take effect on the later of the times (the "Effective Time") at which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware and Articles of Merger are filed with the California Department of Corporations, which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the shareholders of the Company. At the Effective Time, the separate corporate existence of the Company will cease and shareholders of the Company will become stockholders of the Delaware Company.

     Management After the Merger. Immediately after the merger of the Company into the Delaware Company (the "Merger"), the Board of Directors of the Delaware Company (the "Delaware Board of Directors") will be composed of the current members of the Board.

     Shareholder Rights. Certain differences in stockholder rights exist under California General Corporation Law (the "CGCL") and Delaware General Corporation Law (the "DGCL") and the organization documents of the Company and the Delaware Company. See "Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware Company" for a discussion of the effects of these and other differences between the rights of stockholders under the CGCL and the DGCL.

     Conversion of Common Stock. As a result of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of Delaware Company Common Stock. Other than changes due to the differences between California and Delaware law and certain differences between the Company Articles and Company Bylaws and the Delaware Company Certificate and Delaware Company Bylaws (each as defined below) (see "Comparison of Rights of Shareholders of the Company and Stockholders of the Delaware Company"), there will be no material changes in the rights and obligations of holders of the Common Stock as a result of the Reincorporation. The Delaware Common Stock will be listed on Nasdaq under the same symbol as the Company's Common Stock.

     Number of Shares of Common Stock Outstanding. The number of outstanding shares of Delaware Common Stock immediately following the Reincorporation will equal the number of shares of Common Stock of the Company outstanding immediately prior to the Effective Time.

     Employee Plans. The Company's employee benefit plans (the "Plans"), including the Company's 1995 Stock Option and Incentive Plan, will each be continued by the Delaware Company following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Plans by the Delaware Company.

     Outstanding Options. In addition to the assumption by the Delaware Company of all options outstanding under the Plans, any and all other outstanding options and other rights to acquire shares of Common Stock will be converted into options or rights to acquire shares of Delaware Common Stock,.

     Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Code. Accordingly, no gain or loss will be recognized by the holders of shares of the Company's Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of shares of the Company's Common Stock will have the same tax basis in the Delaware Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Company's Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Delaware Common Stock will include the period during which such holder held the shares of Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     The Company believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of Common Stock, so long as (i) such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (ii) the options to purchase the Delaware Common Stock into which the Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionees should consult their own tax advisors regarding the federal income tax consequences to them of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

     The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

ACCOUNTING TREATMENT OF THE MERGER

     Upon consummation of the merger, all assets and liabilities of the Company will be transferred to the Delaware Company at book value because the Reincorporation will be accounted for as a pooling of interests.

APPRAISAL RIGHTS

     California law provides that shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, own (immediately after the reorganization) certain equity securities possessing more than five-sixths of the voting power of the surviving or acquiring corporation or a parent party. Consequently, because Reincorporation is a reorganization in which the shareholders of the Company will own, immediately after the reorganization, equity securities possessing more than five-sixths of the voting power of the Delaware Company, appraisal rights are not available to shareholders of the Company with respect to the Reincorporation.

APPROVAL REQUIRED FOR REINCORPORATION

     Under California law, the affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote on the proposal is required for approval of the Reincorporation. The Common Stock is the only class of the Company's capital stock of which shares are outstanding and entitled to vote on the proposal to approve the Reincorporation. Abstentions and broker non-votes will have the effect of votes against the proposal to approve the Reincorporation. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board, circumstances arise that make such action advisable.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY AND STOCKHOLDERS OF THE DELAWARE COMPANY

     General. Upon consummation of the Merger, the shareholders of the Company will become stockholders of the Delaware Company, and their rights as stockholders will be governed by the Delaware Company Certificate and Delaware Company Bylaws. The Delaware Company Certificate and Delaware Company Bylaws do not differ in material respects from the Company Articles and Company Bylaws. However, the rights of Delaware Company stockholders will be governed by the DGCL, while the rights of the Company shareholders are governed by the CGCL. The DGCL and the CGCL differ in many respects, and consequently it is not practical to summarize all of such differences. It should be noted that certain aspects of the DGCL have been publicly criticized because they do not afford minority shareholders the same substantive rights and protections as are available under the CGCL.

     The following is a summary of significant differences between the Company Articles, Company Bylaws and applicable provisions of the CGCL, on the one hand, that Delaware Company Certificate, Delaware Company Bylaws and applicable provisions of the DGCL, on the other. This discussion is not intended to be complete and is qualified in its entirety by reference to Delaware Company Certificate and Delaware Company Bylaws, attached as Appendices F and G hereto. Copies of the Company Articles and the Company Bylaws are available for inspection at the principal executive officers of the Company and copies will be sent to holders of shares Common Stock upon request.

     Directors; Classified Board; Cumulative Voting. Under the Company Articles, the Board consists of a minimum of five and a maximum of nine directors divided into two classes (so long as there are seven or eight directors), in which each director is elected for a two-year term, or three classes (so long as there are nine directors), in which each director is elected for a three-year term. The Delaware Company Certificate does not address the number of directors or classes of the Board. The Delaware Company Bylaws provide that the Delaware Board of Directors will consist of one or more directors divided into classes as determined by the Delaware Board of Directors. The DGCL permits, but does not require, the adoption of a classified Board of Directors with staggered terms, with each class having a term of office longer than one year but not longer than three years. Under the CGCL, corporations whose outstanding shares are listed on the New York Stock Exchange or the American Stock Exchange, and certain corporations whose outstanding shares are authorized for quotation on the Nasdaq, are permitted to have a classified board.

     Cumulative voting, which enhances the ability of minority stockholders to elect directors, is not available under the DGCL unless otherwise provided in a corporation's certificate of incorporation. Under cumulative voting, each stockholder is entitled to the number of votes equal to the number of shares owned by the stockholder multiplied by the number of directors to be elected. All such votes may be case for a single nominee or distributed among several nominees. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting to elect directors may elect all directors, and no director could be elected without the support of a majority of the stockholders. The Delaware Company Certificate does not provide for cumulative voting. Under the CGCL, corporations whose outstanding shares are listed on the New York Stock Exchange or the American Stock Exchange and certain corporations whose outstanding shares are authorized for quotation on the Nasdaq are permitted to eliminate cumulative voting. The Company Articles provide for the elimination of cumulative voting.

     Removal of Directors; Filling Vacancies on the Board of Directors. Under the DGCL, directors generally may be removed, with or without cause, by the holders of a majority of voting shares. Under the CGCL, a director may be removed for cause by the directors or a court, upon suit by holders of at least 10% of the outstanding shares. A director also may be removed without cause, under the CGCL, by the holders of a majority of voting shares, unless the number of shares voting against removal would be sufficient to elect such director if voted cumulatively.

     Under the Delaware Company Bylaws, any vacancies on the Delaware Board of Directors may be filled by a majority of the directors then in office whether or not less than a quorum, or by a sole remaining director. In addition, the Delaware Company Bylaws provide that a director elected to fill a vacancy on the Delaware Board of Directors will serve for the unexpired portion of the term of the director whose place has been filled. Under the DGCL, however, if at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire Board of Directors (as constituted immediately prior to any increase in their number), the Delaware Chancery Court may, under certain circumstances, order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

     Under the CGCL, a vacancy created by removal of a director may be filled by the Board of Directors only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Under the Company Bylaws, vacancies on the Board, including those arising from the removal of a director, may be filled by a majority of directors then in office, or, if the number of directors then in office is less than a quorum, by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of directors then in office at a meeting held pursuant to notice or waiver of notice complying with California Corporations Code Section 307 or (iii) a sole remaining director. The CGCL provides that if, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, (i) any holder or holders of 5% or more of the outstanding voting shares may call a special meeting of the shareholders, or
(ii) the California Superior Court of the proper county shall, upon application of such shareholder or shareholders, summarily order a special meeting of shareholders, to be held to elect the entire Board of Directors.

     Stockholder Action by Written Consent; Special Meetings; Stockholder Proposals. Unless otherwise provided in the certificate of incorporation, stockholders of a Delaware corporation may take action without a meeting, without prior notice and without a vote, upon the written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize the proposed action at a meeting at which all shares entitled to vote were present and voted. The Delaware Company Certificate does not permit stockholder action without a meeting by written consent. The Delaware Company Bylaws provide that special meetings of stockholders may be called by the President, or by the President or the Secretary at the request in writing of a majority of the Delaware Board of Directors, or at the request in writing of the stockholders owning a majority of the outstanding voting shares.

     The Company Articles also do not permit shareholder action by written consent. The Company Bylaws provide that special meetings of the shareholders may be called by the Board, the Chairman of the Board, the President or by one or more shareholders holding shares entitled to cast not less than 10% of the votes at the meeting.

     Under the Company Articles, a shareholder must notify the Secretary of the Company at least 45 days in advance of the Company's annual meeting of shareholders in order to (i) bring a proposal before the annual meeting or (ii) nominate a director for election at the annual meeting. Under the Delaware Company Certificate, the notice requirement for a stockholder bringing a proposal before the annual meeting or nominating a director for election at the annual meeting is 180 days.

     Limitation on Directors' Liability. The Delaware Company Certificate contains certain provisions limiting the personal liability of directors. The Company Articles also contain certain provisions limiting the personal liability of directors, although in general, the DGCL permits a corporation to indemnify its directors and officers under a broader range of circumstances than does the CGCL.

     Authorized Capital Stock. The Company Articles authorize the issuance of up to 100,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred Stock, of which, at August 19, 1997, 11,584,272 shares of Company Common Stock were issued, and 1,129,737 shares of Company Common Stock were reserved for issuance upon exercise of outstanding options and warrants. The Delaware Company Certificate also authorizes the issuance of up to 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Authorized but unissued shares of Delaware Company Common Stock and Delaware Company Preferred Stock are available for issuance at the discretion of the Delaware Board of Directors without stockholder approval. Such shares could be issued in the future by the Delaware Board of Directors in ways that would make more difficult a change in control of the Delaware Company, such as through a private sale, diluting the stock ownership of the person seeking to gain control of the Delaware Company. Any such action could have the effect of deterring an offer for outstanding Delaware Company Common Stock which might otherwise enable the holders thereof to earn a premium over the then current market price of such securities.

     Dissenters' Rights. Under the CGCL and DGCL, a dissenting shareholder of a corporation participating in certain transactions may, under varying circumstances, receive cash in the amount of the fair market value of his shares (as determined by agreement of the parties or by a court), in lieu of the consideration he or she would otherwise receive in any such transaction. The DGCL generally requires such dissenters' rights of appraisal with respect to mergers and consolidations, but not a sale of assets, unless the corporation's certificate of incorporation provides otherwise. The DGCL contains certain exclusions from dissenters' rights requirements, including a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders, if the stockholders receive shares of the surviving corporation or of such a listed or widely-held corporation. In contrast the CGCL in general affords dissenters' rights in a share-for-share exchange reorganization, a sale-of-assets reorganization, or a merger. The exclusions from dissenters' rights in mergers under the CGCL are somewhat different from those under the DGCL. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer, and for any class with respect to which there are certain restrictions on transfer, and for any class with respect to which the holders of 5% or more of such class claims dissenters' rights. Also, under the CGCL, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, own (immediately after the reorganization) certain equity securities possessing more than five-sixths of the voting power of the surviving or acquiring corporation or a parent party.

     Loans to Directors, Officers and Employees. Under the DGCL, a corporation may make loans or guarantee the obligations of its officers or other employees and those of its subsidiaries when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. Under the CGCL, shareholders of a corporation with at least 100 shareholders may approve a bylaw providing that a disinterested majority of the Board may approve loans and guarantees to officers without shareholder approval if the Board determines that such loans may reasonably be expected to benefit the corporation. There is no such bylaw in the Company Bylaws.

     Dividends and Repurchases of Shares; Par Value, Capital and Surplus. The CGCL dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like, while such concepts are retained under the DGCL. A Delaware corporation may make repurchases or redemptions that do not impair capital, and may pay dividends out of any surplus account (generally the stockholders' equity of the corporation less the par value of the capital stock outstanding) or, if there exists no surplus, out net profits of the current and preceding fiscal year (after provision for outstanding preferred stock). To determine the surplus, assets and liabilities may be revalued at their current fair market value, which may create greater surplus from which to pay dividends than would the book valuation of assets and liabilities.

     With certain limited exceptions, distributions to shareholders of a California corporation (including redemptions, repurchases and dividends, other than stock dividends) are generally limited either to the amount of the corporation's retained earnings or to an amount which would leave the corporation with (i) tangible assets of at least one and one quarter times its liabilities other than certain deferred liabilities) and (ii) current assets at least equal to its current liabilities. In addition, the CGCL provides that a corporation may not make any distribution that would render the corporation unable to meet its liabilities, nor may such a distribution be made if, as a result, the excess of the corporation's assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series to which the distribution is made. The CGCL does not permit the revaluation of assets from book value to their current fair market value.

VOTE REQUIRED; BOARD RECOMMENDATION

     The affirmative vote of a majority of the outstanding shares of each class of the Company's capital stock entitled to vote at the Annual Meeting is required to approve the Reincorporation proposal. Abstentions and broker non-votes will have the effect of votes against the Reincorporation proposal. The persons named as proxies in the accompanying form of proxy intend to vote in favor of Reincorporation. A vote FOR the Reincorporation proposal will constitute approval of (i) the change in the Company's state of incorporation through a merger of the Company into the Delaware Company, (ii) the Delaware Company Certificate, (iii) the Delaware Company Bylaws, and (iv) all other aspects of the Reincorporation proposal. If the Transaction Proposals and Proposal 3 are approved, the Delaware Company Certificate shall supersede the Company Articles (as amended pursuant to Proposal 2) and the Delaware Company Bylaws shall be amended in accordance with the provisions of the Stock Purchase Agreement and the Stockholders Agreement.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF DELAWARE.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 4)
GENERAL

     The Company Articles currently provides that the Board will consist of a minimum of five and maximum of nine directors, and that at such time as the Company becomes a listed corporation within the meaning of Section 301.5 of the California Corporations Code, the directors will be divided into two classes (so long as there are eight or less directors on the Board) or three classes (so long as there are nine directors on the Board). The authorized number of directors is currently fixed at seven.

     In May 1997, upon the Company becoming a listed corporation as defined in
Section 301.5 of the California Corporations Code, the Board was divided into two classes, the first of which (the "Class A Directors") consists of John A. Booty, James M. Peters and R. Bruce Andrews and the second of which (the "Class B Directors") consists of Gary L. Davidson, David P. Collins, Maurice J. DeWald and John J. Rydzewski. The initial term of each of the Class A Directors and Class B Directors expires on the date of the Annual Meeting.

     Each of the seven current Class A Directors and Class B Directors was elected to his present term of office by the shareholders of the Company and each is a nominee for election at the Annual Meeting. The Class A Directors elected at the Annual Meeting will hold office until the annual meeting of shareholders in 1998, and the Class B Directors will hold office until the annual meeting of shareholders in 1999.

     If any nominee for director should be unable or decline to serve, the authority provided in the proxy to vote for the election of directors will be exercised to vote for a substitute or substitutes. As of the date of this Proxy Statement, management has no knowledge that any of the nominees will be unable or will decline to serve. None of the nominees has any family relationship among themselves. Mr. Gary Davidson is the father of Eric K. Davidson, Senior Vice President of the Company. The Company Articles and Company Bylaws contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by California law.

INFORMATION CONCERNING NOMINEES TO THE BOARD

     Set forth below are the names and descriptions of the backgrounds of the nominees for election as Directors of the Company, who also constitute the current Board. Each of the nominees first became a Director of the Company in the year set forth below and has continually served as a Director since that date.

NOMINEES FOR ELECTION TO SERVE UNTIL 1998 (CLASS A NOMINEES)

                                                                           YEAR FIRST BECAME
                                                                             A DIRECTOR OF
       NAME           AGE                     POSITION                        THE COMPANY
------------------    ---     -----------------------------------------    -----------------
John A. Booty         59      Vice Chairman of the Board and Director             1985
R. Bruce Andrews      57      Director                                            1995
James M. Peters       62      Director                                            1995

     JOHN A. BOOTY. In 1980, with Mr. Davidson and others, Mr. Booty founded the predecessor to the Company, and served as President of the Company since its inception in 1985 through September 30, 1996, when he retired. Mr. Booty received a Bachelor's Degree at the University of California at Berkeley, from which he also holds a Master's Degree in Business Administration. Prior to founding the Company, Mr. Booty was with Ford Motor Company Aeronutronics, Development Research Associates, and Booz Allen and Hamilton, of which Mr. Booty was a Vice-President.

     R. BRUCE ANDREWS. Mr. Andrews has served as President and Chief Executive Officer of Nationwide Health Properties, Inc. since September 1989 and a director of that company since October 1989. Mr. Andrews had previously served as a director of American Medical International, Inc., a hospital management company, and served as its Chief Financial Officer from 1970 to 1985 and its Chief Operating Officer in 1985 and 1986. Mr. Andrews is also a director of Alexander Haagen Properties, Inc.

     JAMES M. PETERS. Mr. Peters was the founder of the J.M. Peters Company (an American Stock Exchange listed company), a California-based home building firm. Mr. Peters served as President and Chief Executive Officer of the J.M. Peters Company from its inception in 1975 until his retirement in 1992. During his career, Mr. Peters has been responsible for building and marketing more than 12,000 housing units. Mr. Peters is a principal of the Peters -- Hover Company, Inc. and serves as a member of the Board of Trustees of the UCLA Foundation.

NOMINEES FOR ELECTION TO SERVE UNTIL 1999 (CLASS B NOMINEES)

                                                                            YEAR FIRST BECAME
                                                                              A DIRECTOR OF
       NAME            AGE                     POSITION                        THE COMPANY
-------------------    ---     -----------------------------------------    -----------------
Gary L. Davidson       63      Chairman of the Board, President, Chief             1985
                               Executive Officer and Director Senior
David P. Collins       59      Executive Vice President and Director               1985
Maurice J. DeWald      57      Director                                            1995
John J. Rydzewski      44      Director                                            1995

     GARY L. DAVIDSON. In 1980, with Mr. Booty and others, Mr. Davidson founded the predecessor to the Company, and has served as Chairman of the Board and Chief Executive Officer since its inception in 1985. Since October 1, 1996, Mr. Davidson has also acted as President of the Company. Mr. Davidson, an attorney (inactive), received his Bachelor's Degree and his Juris Doctor Degree from the University of California at Los Angeles. Mr. Davidson was co-founder and first president of both the American Basketball and the World Hockey Associations, and also founded and served as the first commissioner and president of the World Football League. In 1994, Sports Illustrated honored him as one of the forty most influential persons in sports over the past forty years. Mr. Davidson is the father of Eric K. Davidson, Senior Vice President of the Company.

     DAVID P. COLLINS. Mr. Collins, Senior Executive Vice President, has served the Company in several capacities since 1981. He is currently in charge of ARV Assisted Living International, Inc., a wholly owned subsidiary of the Company. Prior to that he was in charge of Investor Relations and was responsible for capital formation for the Company and for affiliated entities. Prior to 1981, Mr. Collins was active in international finance. Mr. Collins received his Bachelors Degree from St. Anselm College, Manchester, New Hampshire.

     MAURICE J. DEWALD. Mr. DeWald is Chairman and Chief Executive Officer of Verity Financial Group, Inc. which he founded in 1992. Previously, Mr. DeWald was a Managing Partner and served on the Board of Directors of KPMG Peat Marwick. Mr. DeWald is currently a director of Tenet Healthcare Corporation, Dai-Ichi Kangyo Bank of California and Monarch Funds. Mr. DeWald received a B.B.A. Degree from the University of Notre Dame and serves on its School of Business Administration Advisory Council.

     JOHN J. RYDZEWSKI. Mr. Rydzewski is an investment banker specializing in health care finance and has been a principal of Benedetto, Gartland & Company, Inc. (formerly Benedetto, Gartland and Greene, Inc.) since 1993. Mr. Rydzewski served as Executive Vice-President and Chief Financial Officer in 1992 for Four Winds, Inc. He also served as a Vice President in the Health Care Finance group of Kidder, Peabody & Co. Incorporated from 1986 to 1992. He has served as a director of United Medical Corporation and Maxim Healthcare Corporation. Mr. Rydzewski is a Certified Public Accountant and received a Master of Business Administration and a Bachelor of Science Degree from the Wharton School of the University of Pennsylvania.

VOTE

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving a plurality of the votes. Absent written instructions to the contrary, proxies representing shares of the Company's Common Stock will be voted FOR the election of each of the persons listed above as Directors of the Company in the class indicated.

CHANGE IN BOARD STRUCTURE UPON APPROVAL OF THE TRANSACTION PROPOSALS

     If the Transaction Proposals are approved, (i) the authorized number of directors will be increased to 11, (ii) the Board will be divided into three classes and (iii) four Prometheus Nominees will be appointed to the Board, with at least one Prometheus Nominee in each class of directors. In order to create three classes of the Board with at least one Prometheus Nominee in each class, certain of the existing Class A Directors will be redesignated as Class B Directors and certain of the existing Class B Directors will be redesignated as Class C Directors.

INFORMATION ON COMMITTEES OF THE BOARD AND MEETINGS

     The Board established a Compensation Committee and an Audit Committee at or about the time of the initial public offering of the Company's common stock in October 1995. The Company currently has no Nominating Committee and the full Board selects nominees for election of directors.

     The Compensation Committee establishes salaries, incentives and other forms of compensation for directors and executive officers, administers the 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan") and recommends policies relating to benefit plans. The Compensation Committee consists of John J. Rydzewski, Maurice J. DeWald and James M. Peters. Mr. Peters is the current Chairman of the Committee. The Compensation Committee met six times during fiscal 1997 and all members were in attendance.

     The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Audit Committee consists of Maurice J. DeWald, R. Bruce Andrews and John J. Rydzewski. Mr. Dewald is the current

Chairman of the Committee. The Audit Committee met four times in fiscal 1997 and all members were in attendance.

     During fiscal 1997, there were four meetings of the Board and all directors attended at least 75% of the meetings of the Board.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $12,000 per year, paid quarterly in advance, and $500 for each meeting of the Board or committee of the Board that they attend. In October 1995, the Company established the 1995 Stock Option Plan which provides, among other things, that each non-employee director who is initially elected or appointed to the Board will, upon such election or appointment, be automatically granted an option to purchase 10,000 shares of Common Stock, vesting at the rate of 2,500 per year measured from the date of grant, at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, every fourth year following the date on which such non-employee director is elected or appointed, on the date of the annual meeting of the shareholders of the Company, if such person has continuously served as a non-employee director, such non-employee director shall automatically receive an option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, vesting at the rate of 2,500 per year measured from the date of grant.

THE COMPANY'S EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company as of September 1, 1997.

        NAME             AGE                       POSITION WITH THE COMPANY
---------------------    ---     --------------------------------------------------------------
Gary L. Davidson         63      Chairman of the Board, President, Chief Executive Officer and
                                 Director
David P. Collins         59      Senior Executive Vice President and Director
Graham Espley-Jones      37      Executive Vice President and Chief Financial Officer
Sheila M. Muldoon        41      Vice President, Secretary and General Counsel
Eric K. Davidson         35      Senior Vice President

     For a description of the backgrounds of Messrs. Gary Davidson and Collins, see "Proposal to Elect the Company's Directors -- Information Concerning Nominees to the Board." The biographical information for Mr. Espley-Jones, Ms. Muldoon and Mr. Eric Davidson are set forth below.

     GRAHAM P. ESPLEY-JONES. Mr. Espley-Jones has served as Chief Financial Officer of the Company since 1989, and prior to that time served the Company as Director of Finance. Mr. Espley-Jones graduated from Pepperdine University with a Master's Degree in Business Administration and from San Diego State University with a Bachelor's Degree in Business Administration. Prior to joining the Company in 1988, he served as the Controller for the real estate division of First California Savings Bank. Mr. Espley-Jones serves on the Executive Board of the American Senior Housing Association.

     SHEILA M. MULDOON. Ms. Muldoon has acted as the Company's General Counsel since April 1996, and prior to that time was employed as Assistant General Counsel since September 1994. Prior to joining the Company, Ms. Muldoon was the General Counsel of Osprey Financial Group, Inc. From 1990 to 1993, she worked with the FDIC as a Senior Attorney in the Real Estate Section of the Legal Division. Prior to that time, Ms. Muldoon was a partner in the San Diego law firm of Higgs, Fletcher & Mack. Ms. Muldoon did her undergraduate work at the University of Notre Dame, and received her law degree from The Hastings College of the Law.

     ERIC K. DAVIDSON. Mr. Eric Davidson, the son of Chairman, President and CEO Gary L. Davidson became the Senior Vice President of the Company in charge of acquisitions in April 1996. He has been employed by the Company since September of 1994. Prior to that time, Mr. Davidson was a real estate broker with Cushman & Wakefield for more than nine years, specializing in commercial real estate transactions. Mr. Davidson is a graduate of U.C. Berkeley.

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table sets forth certain information with respect to compensation paid by the Company in the fiscal years ended 1997, 1996 and 1995 to the Company's Chief Executive Officer and the Company's four next most highly compensated executive officers as of March 31, 1997 whose annual salary and bonus exceeded $100,000 and John A. Booty, former President who retired September 30, 1996 (the "Named Executive Officers").

                                                                           LONG-TERM
                                              ANNUAL COMPENSATION         COMPENSATION        OTHER
                NAME AND                   --------------------------      AWARDS OF       COMPENSATION
           PRINCIPAL POSITION              YEAR    SALARY     BONUS     STOCK OPTIONS(1)    (2)(3)(4)
-----------------------------------------  ----   --------   --------   ----------------   ------------
Gary L. Davidson,                          1997   $272,414   $ 84,634         10,000         $  8,483
  Chairman, CEO and President              1996    263,100    140,785        101,085           15,476
                                           1995    250,250    148,575             --           49,918
John A. Booty,                             1997    136,207     50,582             --            6,426
  former President (retired                1996    263,100    140,785         33,695           13,274
  September 30, 1996)(5)                   1995    250,250    148,575             --           49,918
David P. Collins                           1997    204,791     63,329         10,000            3,474
  Senior Executive Vice President          1996    186,132    120,062         59,539            3,971
                                           1995    229,968     70,043             --           33,608
Graham P. Espley-Jones,                    1997    193,882         --         10,000            7,226
  Executive Vice President and             1996    166,000     33,000         33,618           12,485
  Chief Financial Officer                  1995    135,500     56,610             --           33,228
Sheila M. Muldoon,                         1997    156,981      7,000         20,000            2,624
  Vice President, General Counsel          1996    112,000     21,500         10,000               --
  and Secretary(6)                         1995     51,667      3,000             --               --
Eric K. Davidson,                          1997    132,230      6,167         20,000            5,741
  Senior Vice President(7)                 1996     96,667     20,000         30,655            5,827
                                           1995     75,141         --             --            8,677

---------------

(1) Options have been granted to each of the Named Executive Officers as more fully described in "-- Option Grants in Last Fiscal Year" below.

(2) Includes consulting fees from ARV Management, Inc. and ARV Housing Partners, Inc., former subsidiaries of the Company. Both subsidiaries have been merged into the Company and all compensation from them were discontinued as of fiscal 1996. Fees paid by ARV Management, Inc. to the Named Executive Officers in fiscal year 1995 are as follows: Mr. Gary Davidson -- $30,720; Mr. Booty -- $30,720; Mr. Collins -- $18,360; and Mr.
    Espley-Jones -- $23,000. Fees paid by ARV Housing Partners, Inc. to the Named Executive Officers in fiscal year 1996 are as follows: Mr. Gary Davidson -- $6,475; Mr. Booty -- $6,475 and Mr. Espley-Jones -- $11,000.

(3) Also includes premiums for term life, medical, dental and disability insurance purchased for the benefit of certain of the Named Executive Officers in the following amounts: Mr. Gary Davidson -- $8,483, $9,001 and $3,248; Mr. Booty -- $6,426, $6,799 and $3,248; Mr. Collins -- $3,474,
    $3,971 and $3,248; Mr. Espley-Jones -- $7,226, $1,485 and $2,948; and Mr.
    Eric Davidson -- $5,741, $5,827 and $5,785 for the fiscal years ended March 31, 1997, 1996 and 1995, respectively and $2,624 for fiscal year ended March 31, 1997 for Ms. Muldoon. These amounts represent insurance premiums paid by the Company beyond what it pays for other similarly situated employees.

(4) Also includes contributions made by the Company or affiliates under the Company's ESOP for the fiscal year ended March 31, 1995 in the following amounts: Mr. Gary Davidson -- $15,950; Mr. Booty -- $15,950; Mr.
    Collins -- $12,000; Mr. Espley-Jones -- $7,280; and Mr. Eric
    Davidson -- $2,892. There were no contributions made in the fiscal years ended March 31, 1997 and 1996.

(5) Mr. Booty retired as President of the Company on September 30, 1996. His bonus reflects the bonus earned under his employment agreement, but his salary does not include compensation paid to Mr. Booty as a consultant from and after his retirement date of September 30, 1996 through March 31, 1997. Mr. Booty's compensation as a consultant is discussed in "-- Certain Relationships and Related Transactions."

(6) Ms. Muldoon joined the Company in September of 1994.

(7) Regarding options to purchase Common Stock granted to Mr. Eric Davidson, options to purchase 30,655 shares were granted at an exercise price of $15.40 per share, 10% higher than their fair market value as of the date of grant, October 17, 1995.

  Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding options granted during fiscal 1997 to the Named Executive Officers pursuant to the 1995 Stock Option Plan.

                                                                                              POTENTIAL
                                                                                             REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                  PERCENT OF                                ANNUAL RATES
                                   NUMBER OF     TOTAL OPTIONS                                OF STOCK
                                   SECURITIES     GRANTED TO                             PRICE APPRECIATION
                                   UNDERLYING      EMPLOYEES      EXERCISE               FOR OPTION TERM(3)
                                    OPTIONS        IN FISCAL       PRICE      EXPIRATION -------------------
              NAME                 GRANTED(1)       YEAR(2)      PER SHARE      DATE        5%        10%
--------------------------------  ------------   -------------   ----------   --------   --------   --------
Gary L. Davidson................     10,000           2.6%         $11.25     10/17/06   $ 70,751   $179,296
John A. Booty(4)................         --            --              --           --         --         --
David P. Collins................     10,000           2.6%         $11.25     10/17/06     70,751    179,296
Graham P. Espley-Jones..........     10,000           2.6%         $11.25     10/17/06     70,751    179,296
Sheila M. Muldoon...............     20,000           5.1%         $11.25     10/17/06    141,501    358,592
Eric K. Davidson................     20,000           5.1%         $11.25     10/17/06    141,501    358,952

                                ---------------

(1) These options were granted for a term of 10 years, subject to termination in certain events related to termination of employment, and become exercisable in four annual installments beginning on October 17, 1998.

(2) In fiscal 1997, the Company granted options to purchase an aggregate of 389,000 shares under the 1995 Stock Option Plan and this number was used in calculating the percentage set forth in this column. During fiscal 1997, options to purchase 188,390 shares under the 1995 Stock Option Plan were canceled due to termination of employment.

(3) Assumed rates of stock price appreciation are calculated based on requirements promulgated by the Securities and Exchange Commission and are for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. There can be no assurance that the assumed rates of appreciation will be achieved.

(4) Mr. Booty retired as President of the Company on September 30, 1996, prior to the granting of options in fiscal 1997.

  Fiscal Year-End Option Values

     None of the Named Executive Officers exercised options during fiscal 1997. The following table sets forth certain information regarding options held as of the end of such fiscal year by each of the Named Executive Officers.

                                                                                          VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                   ACQUIRED                  OPTIONS AT YEAR-END             AT YEAR-END(1)
                                      ON       VALUE     ---------------------------   ---------------------------
              NAME                 EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------  --------   --------   -----------   -------------   -----------   -------------
Gary L. Davidson.................       --         --       33,695         77,390             --             --
John A. Booty....................       --         --       33,695             --             --             --
David P. Collins.................       --         --       19,846         49,693             --             --
Graham P. Espley-Jones...........       --         --       11,206         32,412             --             --
Sheila M. Muldoon................       --         --           --         30,000             --             --
Eric K. Davidson.................       --         --        2,770         47,885             --             --

---------------

(1) Options are "in-the-money" if the fair market value of the underlying securities on that date exceeds the exercise price of the option. The amount set forth represents the difference between the fair market value of the securities underlying the options on March 31, 1997, based on the last sale price of $9.75 per share of Common Stock on that date (as reported on the Nasdaq National Market) and the exercise price of the options, multiplied by the applicable number of options, without giving effect to the diminution of value attributable to the restrictions on such stock.

  Employment Agreements

     The Company entered into employment agreements with the Named Executive Officers. Employment agreements with Messrs. Davidson, Booty, Collins and Espley-Jones (referred to collectively as the "Four Executive Officers"), commenced October 1, 1995 and have an initial termination date of September 30, 1998; however, the employment agreements of Messrs. Davidson, Collins and Espley-Jones require that each of them be given at least two years' notice prior to the termination date (Mr. Booty retired from the Company as of September 30, 1996). The agreements require the Four Executive Officers to devote their full productive time to the Company during the term of the agreements and to refrain from competing with the Company in the business of assisted living or long-term healthcare for a period of one year following expiration of the term of the agreements.

     The agreements for the Four Executive Officers include provisions for a base salary paid on a monthly basis (the "Base Salary"), annual increases in Base Salary based on increases in the Consumer Price Index, guaranteed bonuses each quarter equal to 6.25% of Base Salary (the "Minimum Bonus") (Mr. Espley-Jones does not receive Minimum Bonuses), and additional bonuses no later than May 1 of each year, determined in the discretion of the Board, based on earnings of the Company and other criteria as determined by the Compensation Committee of the Board. No discretionary bonuses were earned by Messrs. Davidson, Collins and Espley-Jones for fiscal 1997, and Mr. Booty retired as of September 30, 1996. Each of the Four Executive Officers has also been granted certain stock options. The Company may terminate any of the Four Executive Officers without cause by making such individual a cash payment equal to the greater of (i) one year's Base Salary and, if applicable, Minimum Bonus, or (ii) the current annual Base Salary and, if applicable, Minimum Bonus divided by 12 and multiplied by the number of remaining months under the employment agreement, and, in addition, the payment by the Company of premiums of COBRA benefits for the maximum period of eligibility. Any of the Four Executive Officers voluntarily terminating his employment with the Company will receive a lump-sum payment equal to 3 months' Base Salary. The covenant not to compete discussed in the preceding paragraph is not applicable, however, in the event severance pay is waived.

     The Company has entered into written employment agreements with Ms. Muldoon and Mr. Eric Davidson (the "Two Executive Officers") commencing April 23, 1997 and terminating April 23, 2000, subject to automatic 1-year extensions unless they receive written notice at least 30 days prior to termination date of the Company's intent to terminate the agreements. The agreements require the Two Executive Officers to devote their full productive time to the Company during the term of the agreement and to refrain from competing with the Company in the business of assisted living or long-term healthcare for a period of one year following expiration of the term of the agreement.

     The agreements for the Two Executive Officers include provisions for a base salary paid on a monthly basis (the "Base Salary"), annual increases in Base Salary as of January 1st and September 16, respectively, and bonuses no later than December 31 of each year, both as determined at the discretion of the management of the Company. The Two Executive Officers have also been granted certain stock options. The Company may terminate the Two Executive Officers without cause by making them a cash payment equal to three month's Base Salary. If either of the Two Executive Officers voluntarily terminates employment with the Company such person will receive a lump-sum payment equal to 3 months' Base Salary. The covenant not to compete discussed in the preceding paragraph is not applicable, however, in the event severance pay is waived.

  Change in Control Arrangements

     In fiscal 1997, the Compensation Committee took action to better assure that the Named Executive Officers would continue to provide independent leadership consistent with the Company's best interests in the event of an actual or threatened change of control of the Company. The employment agreements of each of the Named Executive Officers provide certain protections in the event of a change in control. A "change in control" of the Company is defined as a change in ownership such that any one person, or more than one person acting as a group, would have possession of more than 50% of the total fair market value or the total voting power of the capital stock of the Company; or a change in effective control of the Company such that any one person or more than one person acting as a group would acquire ownership of capital stock possessing 50% or more of the voting power of the Company, or a majority of the members of the Board was replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or a change in the ownership of a substantial portion of the Company's assets such that any one person or more than one person acting as a group would acquire, within a 12-month period, assets from the Company having a total fair market value equal to or more than 33 1/3% of the total fair market value of all of the assets of the Company immediately prior to such acquisitions. Upon any "change in control," the Named Executive Officers are entitled to receive a lump sum equal to three times the total compensation received during the immediately preceding calendar year. In addition, the stock option agreements between the Company and the Named Executive Officers include a provision authorizing the Compensation Committee to accelerate vesting of the options, and the Compensation Committee has authorized such vesting acceleration in the Employment Agreements discussed above.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board established the Compensation Committee of the Board (the "Committee") in November 1995. The Committee consists of three non-employee directors. The Committee is responsible for administering the Company's 1995 Stock Option and Incentive Plan and administering the Company's executive compensation programs. The objectives of these programs is to pay competitively in order to attract qualified personnel given the Company's needs; retain and motivate these executives to superior performance; link individual compensation to individual and company performance; and align executives' financial interests with those of the Company's shareholders.

     Basic compensation levels for four of the Named Executives (Messrs. Gary Davidson, Booty, Collins and Espley-Jones, collectively referred to in this Report as the "Four Executive Officers") for fiscal year ended March 31, 1997 were set prior to the Company's initial public offering and prior to the creation of the Committee. As a privately-held company and prior to the creation of the Committee, the Company's compensation procedures were determined by the Board of Directors and were informal. Commencing on October 1, 1995, Messrs. Gary Davidson, Chairman; Booty, President; Collins, Senior Executive Vice President; and Espley-Jones, Chief Financial Officer, entered into three year employment agreements with the Company ending September 30, 1998, subject to automatic renewal unless otherwise notified. During fiscal

1997 and in July of 1997, the agreements for Messrs. Gary Davidson, Collins and Espley-Jones were amended to state that each of the named individuals be given at least two years' notice prior to the termination date. Mr. Booty retired as President of the Company on September 30, 1996.

     Compensation levels for the remaining two Named Executive Officers, Sheila
M. Muldoon and Eric K. Davidson (collectively, the "Two Executive Officers") are examined yearly on the anniversary dates of their employment (January 1 and September 15, respectively). The Company entered into written employment agreements with the Two Executive Officers commencing April 23, 1997 and terminating April 23, 2000, subject to automatic one-year extensions unless they receive written notice at least 30 days prior to the termination date of the Company's intent not to renew the agreements.

     1997 Executive Compensation Components

     Executive compensation consists of three components: base salary, bonus and long-term incentive awards. The Company also relies on the recommendations of the Chairman and President in matters related to the individual performance of the employees of the Company, other than the Four Executive Officers, because the Committee believes they are the most qualified to make this assessment.

     Base Salary. Base salaries for the Four Executive Officers were established in their respective employment contracts effective as of October 1, 1995, resulting in payment, during fiscal 1997, of $272,414, $272,414, $204,791, and $193,882, to Messrs. Gary Davidson, Booty, Collins and Espley-Jones, respectively. The base salaries are increased annually on April 1 by a percentage equal to the Consumer Price Index, subject to a floor of three percent (3%) and a ceiling of eight percent (8%).

     Bonus. With respect to Messrs. Gary Davidson, Booty and Collins, their employment contracts provide for a minimum bonus of 25% of their respective base salary to be paid to them in quarterly installments. During the fiscal year ended March 31, 1997, minimum bonuses of $84,634, $50,582 and $63,329 were paid or accrued to Messrs. Gary Davidson, Booty and Collins, respectively.

     Each of the Four Executive Officers' contracts provide for discretionary bonuses to be set by the Compensation Committee based on the earnings of the Company and other criteria determined by the Compensation Committee. The Compensation Committee established bonus criteria for Messrs. Gary Davidson, Collins and Espley-Jones for the 1997 fiscal year tied to the profitability of the Company as measured by net income before tax, exclusive of extraordinary items. Because the Company did not meet the profitability criteria established by the Compensation Committee for fiscal 1997, no discretionary bonuses were paid to Messrs. Gary Davidson, Collins and Espley-Jones.

     Regarding the Two Executive Officers, bonuses are awarded at the discretion of management. In fiscal 1997, bonuses of $7,000 and $4,500 were paid to Ms. Muldoon and Mr. Eric Davidson, respectively, for work performed regarding specific transactions.

     Long Term Incentive Awards. Stock options are granted to provide a long-term incentive opportunity that this directly linked to shareholder value. The Named Executive Officers were granted options to purchase shares of Common stock during the fiscal year ended March 31, 1997 as follows: Gary L.
Davidson -- 10,000 shares; John A. Booty -- no shares; David P.
Collins -- 10,000 shares; Graham Espley-Jones -- 10,000 shares; Sheila M. Muldoon -- 20,000 shares; and Eric K. Davidson -- 20,000 shares. The exercise price is equal to the market value of the Common Stock on the date of grant ($11.25 per share), and the options become exercisable in 25% annual increments on October 17 of 1998, 1999, 2000 and 2001, respectively.

     In the fiscal year ended March 31, 1997, stock options were granted by the Company to 68 of its employees in recognition of their dedication, commitment and hard work and their ongoing contribution to the success of the Company. No stock options have been granted between April 1, 1997 and August 31, 1997.

     Policy with Respect to Section 162(m)

     Section 162(m) of the Code includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in the Company's proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For 1997, the Committee does not contemplate that there will be any such nondeductible compensation.

     Additional information concerning the salary, bonus and stock awards for the Company's Named Executive Officers can be found in the tables appearing under "Compensation of Executive Officers."

                                          THE COMPENSATION COMMITTEE

                                          James M. Peters
                                          Maurice J. DeWald
                                          John J. Rydzewski

PERFORMANCE GRAPH

     The following chart presents a comparison of the cumulative total return on shares of Common Stock with the cumulative total return of the Nasdaq National Market-U.S. Index and a peer group selected by the Company for the period beginning October 19, 1995, the first day of trading for the Common Stock, and ending March 31, 1997, the end of the Company's last fiscal year. The performance graph assumes the investment of $100 on October 19, 1995 in the Common Stock and in each index, and that all dividends were reinvested. The stock price shown below for the Common Stock is historical and not necessarily indicative of future price performance.

      Measurement Period         Arv Assisted                    NASDAQ Stock
    (Fiscal Year Covered)         Living Inc      PEER GROUP     Market (U.S.)
10/19/95                                   100             100             100
3/96                                       121              94             106
3/97                                        70              61             117

     The peer group consists of three companies primarily involved in the provision of assisted living services: Assisted Living Concepts, Inc., Just Like Home, Inc. and The Standish Care Company, all of which were public as of October 19, 1995. All of the companies in the self-constructed peer group are weighted by their respective market capitalization.

SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 19, 1997 (based on a total of 11,584,272 outstanding shares of Common Stock) by (i) each of the Company's directors, (ii) each of the Named Executive Officers and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

     Amounts and percentages listed below include warrants and options that are exercisable within 60 days of August 19, 1997.

                                                                    SHARES
                                                                 BENEFICIALLY     PERCENTAGE OF SHARES
                  NAME OF BENEFICIAL OWNER(1)                       OWNED          BENEFICIALLY OWNED
---------------------------------------------------------------  ------------     --------------------
Gary L. Davidson(2)(3).........................................     1,003,521              8.6%
John A. Booty(2)(4)............................................       699,246              6.0%
David P. Collins(2)(5).........................................       558,939              4.8%
Graham P. Espley-Jones(6)......................................       274,964              2.4%
Sheila M. Muldoon(7)...........................................         3,500                *
Eric K. Davidson(8)............................................        14,538                *
R. Bruce Andrews(9)............................................         2,500                *
Maurice J. DeWald(9)...........................................         3,500                *
James M. Peters(9).............................................         2,500                *
John J. Rydzewski(9)(10).......................................         7,500                *
All directors and executive officers as a group (10 persons)...     2,570,708             21.8%

---------------

  *  Less than 1%

 (1) Except where otherwise noted, the address of the Company's directors, executive officers and selling shareholders is c/o ARV Assisted Living, Inc., 245 Fischer Avenue, Costa Mesa, California 92626.

 (2) Excludes 402,257 shares owned of record by the Company's employee stock ownership plan (the "ESOP"), of which Messrs. Gary Davidson, Booty and Collins are trustees.

 (3) Of the 1,003,521 shares beneficially owned by Mr. Gary Davidson, 593,029 are held of record by the Davidson Family Partnership, 343,102 shares are held by the Gary L. Davidson Funded Revocable Living Trust, and the remaining 67,390 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 9,423 shares beneficially owned by Mr. Gary Davidson held of record by the ESOP as of August 19, 1997.

 (4) Of the 699,246 shares beneficially owned by Mr. Booty, 107,773 are held of record by the Booty-Jones Family Partnership (of which Mr. Booty is the managing partner and holds a pecuniary interest equal to 1% thereof), 418,028 shares are held by the Booty Family Trust (as to which Mr. Booty has shared voting and investment power), 750 shares are held in Mr. Booty's name alone, 69,500 shares are owned by the Karen A. Booty Charitable Remainder Trust of which Mr. Booty has sole voting and investment power, and the remaining 69,500 shares are owned by the John A. Booty Charitable Remainder Uni Trust (of which Mr. Booty has sole voting and investment power), and the remaining 33,695 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 9,423 shares beneficially owned by Mr. Booty held of record by the ESOP as of August 19, 1997.

 (5) Of the 558,939 shares beneficially owned by Mr. Collins, 98,678 are held of record by the D & V Collins Family Limited Partnership (as to which Mr. Collins has shared voting and investment power), 408,591 shares are held by the Collins Family Community Property Trust (as to which Mr. Collins has shared voting and investment power), 11,978 shares are held by the David P. Collins Annuity Trust, and the remaining 39,692 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 8,531 shares beneficially owned by Mr. Collins held of record by the ESOP on August 19, 1997.

 (6) Of the 274,964 shares beneficially owned by Mr. Espley-Jones, 22,412 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 5,372 shares beneficially owned by Mr. Espley-Jones held of record by the ESOP as of August 19, 1997.

 (7) Of the 3,500 shares beneficially owned by Ms. Muldoon, 1,000 are held of record by Charles Schwab & Co. Inc. IRA Rollover and 2,500 shares are subject to options exercisable within 60 days of August 19, 1997.

 (8) Of the 14,538 shares beneficially owned by Mr. Eric Davidson, 4,000 are held of record by Eric K. Davidson UTA Fidelity 401(k) and 103 are held by Eric K. Davidson UTA Principal Financial 401(k) and 10,435 shares are subject to options exercisable within 60 days of August 19, 1997. Excludes 143 shares beneficially owned by Mr. Eric Davidson held of record by the ESOP on August 19, 1997.

 (9) All non-employee directors have options exercisable within 60 days of August 19, 1997 to purchase 5,000 shares.

(10) 5,000 of the shares beneficially owned by Mr. Rydzewski are held of record by Merrill Lynch Custodian FBO Benedetto, Gartland & Greene, Inc. SEP FBO John J. Rydzewski.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of August 19, 1997, the following persons are known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock. In preparing the table shown below with respect to the four entities, the Company has relied, without further investigation, on the information contained on the copy of the Schedule 13G delivered to it, which was filed by the respective reporting persons with the SEC under the Securities Exchange Act of 1934. The numbers shown on the table should be interpreted in light of the related footnotes.

                              NAME AND ADDRESS OF                AMOUNT AND NATURE OF      PERCENT
TITLE OF CLASS                 BENEFICIAL OWNERS                 BENEFICIAL OWNERSHIP     OF CLASS
--------------     ------------------------------------------    --------------------     ---------
                   Morgan Stanley, Dean Witter, Discover &
    Common         Co.                                                  965,197              8.3%
                   1585 Broadway
                   New York, NY 10036
    Common         Ardsley Advisory Partners                            730,000              6.3%
                   646 Steamboat Road
                   Greenwich, CT 06836
    Common         Wellington Management Company, LLP                   641,356              5.5%
                   75 State Street
                   Boston, MA 02109
    Common         Scudder, Stevens & Clark, Inc.                       592,900              5.1%
                   345 Park Avenue
                   New York, NY 10154

---------------

(1) Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley"), a Delaware corporation and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 965,197 shares of the Common Stock of the Company. Accounts managed on a discretionary basis by wholly-owned subsidiaries of Morgan Stanley, including Miller Anderson & Sherred LLP, a Delaware limited liability partnership and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of such securities. No such account holds more than 5 percent of the class.

(2) Ardsley Advisory Partners, a Connecticut general partnership ("Ardsley"), is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended. Philip J. Hempleman ("Mr. Hempleman") is the managing partner of Ardsley. The shares of the Company are held in discretionary accounts managed by Ardsley and Mr. Hempleman (including accounts of certain clients, including investment partnerships for which
    (i) Ardsley serves as the management company and (ii) a general partnership comprised of the partners that comprise Ardsley serves as general partner). As a result of their roles as investment advisor, Ardsley and Mr. Hempleman may be deemed to be the beneficial owners of the shares of the Company held in such discretionary accounts. Each client for whose account Ardsley had purchased shares of the Company has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares purchased for his account.

(3) Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington"), an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, may be deemed to beneficially own 641,356 shares of the Common Stock of the Company which are held of record by clients of Wellington. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. The shares of Common Stock were acquired by Wellington Trust Company, NA, a wholly owned subsidiary of Wellington and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. Wellington has shared power to vote or direct to vote of 265,500 shares of the Common Stock of the Company, and shared power to dispose or to direct the disposition of 641,356 shares.

(4) Scudder, Stevens & Clark, Inc., a Delaware corporation, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole power to vote or to direct the vote of 259,400 shares of the Common Stock of the Company, shared power to vote or to direct the vote of 228,200 shares, and sole power to dispose or to direct the disposition of 592,900 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Two members of the Compensation Committee, Messrs. Andrews and Peters, are not present or former employees of the Company and have no relationships with the Company requiring disclosure pursuant to rules promulgated by the Securities and Exchange Commission. Regarding Mr. Rydzewski, the Company retained Benedetto, Gartland and Company, Inc., of which Mr. Rydzewski is a principal, to act as financial adviser concerning the Company's investment in Senior Income Fund, L.P., a Delaware limited partnership that owns four congregate care facilities in Southern California."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     To address certain structural issues in connection with tax credit partnerships, Pacific Demographics Corporation ("Pacific Demographics") (formerly ARVTC, Inc.), was formed in August 1994 by Messrs. Gary Davidson, Booty, Collins and Espley-Jones, as well as two former Company officers, to provide certain development services for these partnerships in exchange for cash and deferred development fees generated by the tax credit partnerships. The Company provided services to Pacific Demographics for which it received certain fees from Pacific Demographics. The Company believes that these arrangements were fair to the Company and that the compensation paid to Pacific Demographics by the tax credit partnerships and by Pacific Demographics to the Company appropriately reflected the services rendered by Pacific Demographics and the Company, respectively, and the risks incurred by the shareholders of Pacific Demographics who provided the guarantees for these projects.

     In order to lessen potential conflicts of interest, in July 1995, the Company's then principal shareholders, who included but were not limited to Messrs. Gary Davidson, Booty, Collins and Espley-Jones sold Pacific Demographics, Inc. to the Company for $100,000 in cash. In addition, they formed a general partnership, Hunter Development ("Hunter") and became co-developers with Pacific Demographics and retained the right to receive 20% of all developer fees up to a maximum of $850,000. Subsequently each of the general partners of Hunter assigned his interest in Hunter to Redhill Development, LLC. Of the maximum amount of $850,000 which could be distributed, approximately $198,400 has been distributed through August 31, 1997 of which Messrs. Gary Davidson, Booty, Collins and Espley-Jones have received approximately $55,300, $55,300, $32,500 and $18,400, respectively.

     John A. Booty, former President of the Company and the current Vice Chairman of the Board, provides consulting services to the Company for which Mr. Booty is paid a varying sum not to exceed $30,000 per month for development and acquisition services. In fiscal 1997 and through August 31, 1997, Mr. Booty was paid $330,000 for consulting services.

     The Company utilizes the services of J&D Design, as well as others, for interior design work at its facilities. The principal of J&D Design is Joan Davidson, wife of Senior Vice President Eric Davidson and daughter-in-law of Chairman, President and Chief Executive Officer Gary Davidson. Services provided by J&D Design include design work and the purchase of furniture, fixtures and equipment ("FF&E") for developed facilities and rehabilitation of existing or newly acquired facilities. In fiscal 1997 and through August 31, 1997, the Company J&D Design earned approximately $854,000, of which approximately $140,000 is due and payable, for design services and reimbursement of costs for FF&E. In fiscal 1996 and fiscal 1995, the total paid by the Company to J&D Design approximated $328,000 and $57,000, respectively.

     Mr. R. Bruce Andrews, a member of the Board, is President of Nationwide Health Properties, Inc. ("NHP"), a Health Care REIT. NHP is the owner of 16 assisted living facilities which are leased to the Company. Of that number, leases for 13 assisted living facilities were entered into prior to November 29, 1995, the date Mr. Andrews became a Board member, and leases for three assisted living facilities were entered into during Mr. Andrews' tenure as Board member. Lease payments have aggregated approximately $14.7 million in fiscal 1997 and through August 31, 1997 and $3.7 million from November 1, 1995 through March 31, 1996.

     John J. Rydzewski, a Director of the Company and member of the Audit Committee and the Compensation Committee, is a principal in the investment banking firm of Benedetto, Gartland and Company, Inc. ("BG&C"). The Company retained BG&C to provide advice concerning the Company's investment in Senior Income Fund L.P., a Delaware limited partnership owning four congregate care facilities in Southern California.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports on Forms 3, 4 and 5 of stock ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all forms that they file. Based on the Company's review of copies of Forms 3, 4 and 5, and amendments thereto, received by the Company for the year ended March 31, 1997, or written representations from certain Reporting Persons that no Forms 5 were required to be filed by those persons, the Company believes that during fiscal year 1997 all filing requirements were complied with by the Reporting Persons except that Forms 3 and 5 required for Eric K. Davidson were not timely filed due to administrative oversight.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report, including financial statements for the fiscal years ended March 31, 1997 and March 31, 1996 is being mailed with this Proxy Statement to shareholders of record on or about the Record Date, but such report is not incorporated herein and is not deemed to be a part of this Proxy Statement.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                            FOR 1998 ANNUAL MEETING

     Any shareholder intending to submit to the Company a proposal for inclusion in the Company's proxy materials relating to the 1998 Annual Meeting must submit such proposal so that it is received by the Company no later than February 28, 1998.

                                 OTHER MATTERS

     The Company is not aware of any matters that may be presented for action by the shareholders at the Annual Meeting other than those set forth above. If any other matter shall properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     SHAREHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Gary L. Davidson
                                          Chairman of the Board

               , 1997
Costa Mesa, California

                                                                      APPENDIX A

                            STOCK PURCHASE AGREEMENT

                                                        EXECUTION COPY













                       STOCK PURCHASE AGREEMENT

                             by and among

              LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                                  and

                    PROMETHEUS ASSISTED LIVING LLC

                                  and

                       ARV ASSISTED LIVING, INC.

                           TABLE OF CONTENTS


                                                                  Page

                               ARTICLE I

                              Definitions
Section 1.1.   Action................................................1
Section 1.2.   ADA...................................................1
Section 1.3.   Advancing Party.......................................1
Section 1.4.   Affiliate.............................................2
Section 1.5.   Affiliated Limited Partnerships.......................2
Section 1.6.   Agreement.............................................2
Section 1.7.   Benefit Arrangements..................................2
Section 1.8.   Blue Sky Laws.........................................2
Section 1.9.   Board.................................................2
Section 1.10.  Breakup Fee...........................................2
Section 1.11.  Broker................................................2
Section 1.12.  Business Day..........................................2
Section 1.13.  Buyer.................................................2
Section 1.14.  Capital Expenditure Budget and Schedule...............2
Section 1.15.  CERCLA................................................2
Section 1.16.  CHAMPUS...............................................2
Section 1.17.  Claim.................................................2
Section 1.18.  Closing...............................................2
Section 1.19.  Closing Date..........................................2
Section 1.20.  Code..................................................2
Section 1.21.  Commitment............................................2
Section 1.22.  Company...............................................2
Section 1.23.  Company By-laws.......................................2
Section 1.24.  Company Charter.......................................3
Section 1.25.  Company Common Stock..................................3
Section 1.26.  Company Environmental Reports.........................3
Section 1.27.  Company Plans.........................................3
Section 1.28.  Company Preferred Stock...............................3
Section 1.29.  Company Properties....................................3
Section 1.30.  Company Registration Statement........................3
Section 1.31.  Company Reports.......................................3
Section 1.32.  Company Stock.........................................3
Section 1.33.  Competing Transaction.................................3
Section 1.34.  Contracts.............................................3
Section 1.35.  Controlled Group Liability............................3
Section 1.36.  Convertible Debt......................................3
Section 1.37.  Debt Instruments......................................3
Section 1.38.  Development Budget and Schedule.......................3
Section 1.39.  Employee Benefit Plans................................3
Section 1.40.  Employees.............................................3
Section 1.41.  Environmental Claim...................................4
Section 1.42.  Environmental Laws....................................4
Section 1.43.  Environmental Permits.................................4
Section 1.44.  ERISA.................................................4
Section 1.45.  ERISA Affiliates......................................4
Section 1.46.  Exchange Act..........................................4

                                                                  Page

Section 1.47.  Executive Committee...................................4
Section 1.48.  Fully Diluted Basis...................................4
Section 1.49.  GAAP..................................................4
Section 1.50.  Government Authority..................................4
Section 1.51.  Governmental Entity ..................................4
Section 1.52.  HSR Act...............................................4
Section 1.53.  Indemnified Party.....................................4
Section 1.54.  Initial Closing.......................................5
Section 1.55.  Initial Number of Shares..............................5
Section 1.56.  Insurance Policies....................................5
Section 1.57.  IRS...................................................5
Section 1.58.  Laws..................................................5
Section 1.59.  Leased Property.......................................5
Section 1.60.  Liabilities...........................................5
Section 1.61.  Liens.................................................5
Section 1.62.  Loss and Expenses.....................................5
Section 1.63.  Material Adverse Effect...............................5
Section 1.64.  Materials of Environmental Concern....................5
Section 1.65.  Medical Reimbursement Programs........................5
Section 1.66.  Medicaid..............................................6
Section 1.67.  Medicare..............................................6
Section 1.68.  OIG...................................................6
Section 1.69.  Order.................................................6
Section 1.70.  Other Filings.........................................6
Section 1.71.  Owned Property........................................6
Section 1.72.  Pension Plans.........................................6
Section 1.73.  Per Share Purchase Price..............................6
Section 1.74.  Permit................................................6
Section 1.75.  Permitted Liens.......................................6
Section 1.76.  person................................................7
Section 1.77.  Projects..............................................7
Section 1.78.  Proxy Statement.......................................7
Section 1.79.  Purchase Price........................................7
Section 1.80.  Purchased Shares......................................7
Section 1.81.  Registration Rights Agreement.........................7
Section 1.82.  Regulatory Filings....................................7
Section 1.83.  Release...............................................7
Section 1.84.  Remaining Equity Commitment...........................7
Section 1.85.  Schedule Delivery.....................................7
Section 1.86.  SEC...................................................7
Section 1.87.  Second Closing Date...................................7
Section 1.88.  Securities Act........................................7
Section 1.89.  Securities Laws.......................................7
Section 1.90.  Stock Purchase........................................7
Section 1.91.  Stockholders Agreement................................7
Section 1.92.  Stockholder Approval..................................7
Section 1.93.  Structural Defect.....................................8
Section 1.94.  Subsequent Closing....................................8
Section 1.95.  Subsequent Purchase Price.............................8
Section 1.96.  Subsequent Purchases..................................8
Section 1.97.  Subsidiaries..........................................8
Section 1.98.  Tax...................................................8

                                                                  Page

Section 1.99.  Tax Return............................................8
Section 1.100. Termination Event.....................................8
Section 1.101. Tax Asset.............................................8
Section 1.102. Title Policies........................................8
Section 1.103. Total Equity Commitment...............................9
Section 1.104. Transaction Documents.................................9
Section 1.105. Voting Agreements.....................................9
Section 1.106. Welfare Plans.........................................9

                               ARTICLE 2

                 Purchase and Sale of Shares; Closing

Section 2.1    Purchase and Sale.....................................9
Section 2.2    Consideration.........................................9
Section 2.3    Initial Closing.......................................9
Section 2.4    Subsequent Purchases and Sales........................9
Section 2.5    Additional Agreements and Closing Deliveries.........10
Section 2.6    Time and Place of Closings...........................11
Section 2.7    Right to Assign......................................11
Section 2.8    Limited Transfer Option..............................11



                               ARTICLE 3

             Representations and Warranties of the Company

Section 3.1    Organization and Qualification; Subsidiaries.........11
Section 3.2    Authority Relative to Agreements; Board Approval.....12
Section 3.3    Capital Stock........................................12
Section 3.4    No Conflicts; No Defaults; Required Filings and
                 Consents...........................................13
Section 3.5    SEC and Other Documents; Financial Statements;
                 Undisclosed Liabilities............................13
Section 3.6    Litigation; Compliance With Law......................14
Section 3.7    Absence of Certain Changes or Events.................15
Section 3.8    Tax Matters and Partnership Status...................15
Section 3.9    Compliance with Agreements; Material Agreements......16
Section 3.10   Company Charter and Company By-laws;
                 Corporate Records..................................18
Section 3.11   Properties...........................................19
Section 3.12   Environmental Matters................................21
Section 3.13   Employees and Employee Benefit Plans.................23
Section 3.14   Labor Matters........................................25
Section 3.15   Affiliate Transactions...............................25
Section 3.16   Insurance............................................25
Section 3.17   Proxy Statement......................................26
Section 3.18   Regulatory Compliance................................26
Section 3.19   Vote Required........................................28
Section 3.20   Brokers or Finders...................................28
Section 3.21   Knowledge Defined....................................29
Section 3.22   Delivery of Schedules................................29
Section 3.23   Certain Information..................................29

                                                                  Page

                               ARTICLE 4

   Representations and Warranties of Buyer and the Advancing Party

Section 4.1    Organization.........................................29
Section 4.2    Due Authorization....................................30
Section 4.3    Conflicting Agreements and Other Matters.............30
Section 4.4    Acquisition for Investment; Sophistication;
                 Source of Funds....................................30
Section 4.5    Proxy Statement......................................30
Section 4.6    Brokers or Finders...................................31
Section 4.7    Investment Company Matters...........................31

                               ARTICLE 5

                    Covenants Relating to Closings

Section 5.1    Taking of Necessary Action...........................31
Section 5.2    Registration Rights Agreement........................32
Section 5.3    Stockholders Agreement...............................32
Section 5.4    Public Announcements; Confidentiality................32
Section 5.5    Conduct of the Business..............................33
Section 5.6    No Solicitation of Transactions......................36
Section 5.7    Information and Access...............................36
Section 5.8    Notification of Certain Matters......................37
Section 5.9    HSR Filing...........................................37
Section 5.10   Amendment of Company By-laws.........................37

                               ARTICLE 6

                     Certain Additional Covenants

Section 6.1    Resale...............................................38
Section 6.2    Use of Funds.........................................38
Section 6.3    Guarantee............................................38
Section 6.4    Loan.................................................38



                               ARTICLE 7

                        Conditions to Closings

Section 7.1    Conditions of Purchase at Initial Closing............38
Section 7.2    Conditions to Purchase at Second Closing.............39
Section 7.3    Conditions of Purchase at All Closings...............39
Section 7.4    Conditions of Sale...................................40

                               ARTICLE 8

                       Survival; Indemnification

Section 8.1   Survival..............................................41
Section 8.2   Indemnification by Buyer or the Company...............42
Section 8.3   Third-Party Claims....................................42

                                                                  Page

                               ARTICLE 9

                              Termination

Section 9.1   Termination...........................................43
Section 9.2   Procedure and Effect of Termination...................44
Section 9.3   Expenses..............................................44

                              ARTICLE 10

                             Miscellaneous
Section 10.1  Counterparts..........................................45
Section 10.2  Governing Law.........................................45
Section 10.3  Entire Agreement......................................46
Section 10.4  Notices...............................................46
Section 10.5  Successors and Assigns................................46
Section 10.6  Headings..............................................47
Section 10.7  Amendments and Waivers................................47
Section 10.8  Interpretation; Absence of Presumption................47
Section 10.9  Severability..........................................47
Section 10.10 Further Assurances....................................47
Section 10.11 Specific Performance..................................47
Section 10.12 Joint and Several Liability...........................47
Section 10.13 Interpretation of Schedules...........................48
Section 10.14 Acknowledgment of Company's Right to Take
                Certain Actions.....................................48



                               SCHEDULES

Schedule 1.5        Affiliated Limited Partnerships
Schedule 1.75       Permitted Liens
Schedule 3.1(d)     Subsidiaries
Schedule 3.3(a)     Capital Stock Commitments
Schedule 3.3(b)     Other Equity Interests
Schedule 3.4(d)-A   Consents for Initial Closing
Schedule 3.4(d)-B   Consents for Second Closing
Schedule 3.5(a)     Company Registration Statements and Company Reports
Schedule 3.6(a)     Pending Litigation
Schedule 3.8(a)     Tax Matters
Schedule 3.8(b)     Tax Assets
Schedule 3.8(f)     Tax Agreements
Schedule 3.9(c)     Contracts
Schedule 3.10(a)    Organizational Documents
Schedule 3.11(a)    Real Property
Schedule 3.11(b)    Letters of Intent or  Similar Understandings
Schedule 3.11(c)    Rights of First Refusal
Schedule 3.11(d)    Non-Compliance and Capital Expenditure Budget and
                      Schedule
Schedule 3.11(e)    Development Properties

Schedule 3.11(g)    Structural and Engineering Matters
Schedule 3.12(e)    Environmental Concerns
Schedule 3.12(e)    Environmental Concerns
Schedule 3.12(d)    Environmental Matters
Schedule 3.12(f)    Environmental Reports
Schedule 3.13(a)    Employment Agreements
Schedule 3.13(b)    Company Plans
Schedule 3.13(c)    Company Plan Liabilities
Schedule 3.13(d)    New Employee Benefit Plans
Schedule 3.13(g)    Termination and Retirement Benefits
Schedule 3.13(k)    Employee Benefits Triggered or Accelerated
Schedule 3.14       Collective Bargaining; Labor Union Agreements
Schedule 3.15       Affiliate Transactions
Schedule 3.16       Insurance Policies
Schedule 3.18(a)    Regulatory Compliance
Schedule 3.18(b)    Billing Practices
Schedule 3.18(e)    Third Party Payors
Schedule 5.1(e)     Stock Options
Schedule 5.5(a)     Contemplated Transactions


                               EXHIBITS

Exhibit A           Registration Rights Agreement
Exhibit B           Stockholders Agreement
Exhibit C           Form of Amendments to Company By-laws

                         THIS STOCK PURCHASE AGREEMENT (the
                    "Agreement"), dated as of July 14, 1997, is made by and between ARV Assisted Living, Inc., a California corporation (the "Company"), Lazard Freres Real Estate Investors L.L.C., a New York limited liability company or an Affiliate thereof (the "Advancing Party") and Prometheus Assisted Living LLC, a Delaware limited liability company and an affiliate of the Advancing Party ("Buyer").


                               RECITALS:

     WHEREAS, Buyer wishes to purchase from the Company, and the Company wishes to sell to Buyer, up to an aggregate of 9,653,325 shares of the Company's common stock (the "Company Common Stock"), at a price equal to the Per Share Purchase Price;

     WHEREAS, Buyer, the Advancing Party, and the Company are entering into this Agreement to provide for such purchase and sale and to establish various rights and obligations in connection therewith;

     WHEREAS, the Company and Buyer believe that the combination in a strategic alliance of the Company's leadership, expertise and experience in development, management and operation of assisted living communities and the proven investment and capital markets expertise and access to capital of Buyer and its affiliates will significantly enhance the Company's ability to pursue its growth and operating strategies; and

     WHEREAS, by separate agreements (the "Voting Agreements"), certain stockholders of the Company have agreed to support and vote in favor of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                               ARTICLE I

                              Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     Section 1.1. "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any Government
Authority.

     Section 1.2. "ADA" shall mean the Americans with Disabilities
Act.

     Section 1.3. "Advancing Party" shall have the meaning set forth in the first paragraph hereof.

     Section 1.4. "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, and as in effect on the date hereof.

     Section 1.5. "Affiliated Limited Partnerships" shall mean those limited partnerships set forth in Schedule 1.5, which schedule lists those limited partnerships which the Company is the general partner of but which are not Subsidiaries.


     Section 1.6. "Agreement" shall have the meaning set forth in the first paragraph hereof.

     Section 1.7. "Benefit Arrangements" shall have the meaning set forth in Section 3.13(h).

     Section 1.8. "Blue Sky Laws" shall have the meaning set forth in
Section 3.4(e).

     Section 1.9. "Board" shall mean the Board of Directors of the Company.

     Section 1.10. "Breakup Fee" shall have the meaning set forth in
Section 9.3(b).

     Section 1.11. "Broker" shall have the meaning set forth in
Section 3.20.

     Section 1.12. "Business Day" shall mean any day other than a Saturday, a Sunday or a bank holiday in New York, N.Y.

     Section 1.13. "Buyer" shall have the meaning set forth in the first paragraph hereof.

     Section 1.14. "Capital Expenditure Budget and Schedule" shall have the meaning set forth in Section 3.11(d).

     Section 1.15. "CERCLA" shall have the meaning set forth in
Section 3.12(e).

     Section 1.16. "CHAMPUS" means the United States Department of Defense Civilian Health and Medical Program of the Uniformed Services.

     Section 1.17. "Claim" shall have the meaning set forth in Section
3.12(g)(i).

     Section 1.18. "Closing" shall mean the consummation of any Stock
Purchase.

     Section 1.19. "Closing Date" shall mean, with respect to the consummation of any Stock Purchase, the date on which the conditions set forth herein with respect thereto shall be satisfied or duly waived, or if the Company and Buyer mutually agree on a different date, the date upon which they have mutually agreed.

     Section 1.20. "Code" shall mean the Internal Revenue Code of
1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

     Section 1.21. "Commitment" shall have the meaning set forth in
Section 3.7.

     Section 1.22. "Company" shall have the meaning set forth in the first paragraph hereof.

     Section 1.23. "Company By-laws" shall mean the by-laws of the Company and any amendment or supplement thereto, as in effect on the date hereof.

     Section 1.24. "Company Charter" shall mean the Restated Articles of Incorporation of the Company and any amendment or supplement thereto, as in effect on the date hereof.

     Section 1.25. "Company Common Stock" shall have the meaning set forth in the second paragraph hereof.

     Section 1.26. "Company Environmental Reports" shall have the meaning set forth in Section 3.12(f).

     Section 1.27. "Company Plans" shall have the meaning set forth in
Section 3.13(b).

     Section 1.28. "Company Preferred Stock" shall have the meaning set forth in Section 3.3(a).

     Section 1.29. "Company Properties" shall have the meaning set forth in Section 3.1l(a).

     Section 1.30. "Company Registration Statement" shall have the meaning set forth in Section 3.5(a).

     Section 1.31. "Company Reports" shall have the meaning set forth in Section 3.5(a).

     Section 1.32. "Company Stock" shall mean, collectively, the Company Common Stock and any other shares of capital stock of the Company.

     Section 1.33. "Competing Transaction" shall mean (i) any acquisition in any manner, directly or indirectly (including through any option, right to acquire or other beneficial ownership), of more than 15% of the equity securities, on a Fully Diluted Basis, of the Company, or assets representing a material portion of the assets of the Company, other than any of the transactions contemplated by this Agreement or (ii) any merger, consolidation, sale of assets, share exchange, recapitalization, other business combination, liquidation, or other action out of the ordinary course of business of the Company, other than any of the transactions contemplated by this Agreement.

     Section 1.34. "Contracts" shall have the meaning set forth in
Section 3.9(c).

     Section 1.35. "Controlled Group Liability" shall have the meaning set forth in Section 3.13(h).

     Section 1.36. "Convertible Debt" shall mean the Company's 6-3/4% Convertible Subordinated Notes due 2006.

     Section 1.37. "Debt Instruments" shall mean all notes, loan agreements, mortgages, deeds of trust or similar instruments which evidence or secure any indebtedness owing by the Company or any of its Subsidiaries.

     Section 1.38. "Development Budget and Schedule" shall have the meaning set forth in Section 3.11(e).

     Section 1.39. "Employee Benefit Plans" shall have the meaning set forth in Section 3.13(h).

     Section 1.40. "Employees" shall have the meaning set forth in
Section 3.13(h).

     Section 1.41. "Environmental Claim" shall have the meaning set forth in Section 3.12(g)(ii).

     Section 1.42. "Environmental Laws" shall have the meaning set forth in Section 3.12(g)(iii).

     Section 1.43. "Environmental Permits" shall have the meaning set forth in Section 3.12(a).

     Section 1.44. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, including all of the rule and regulations promulgated thereunder and any successor thereto.

     Section 1.45. "ERISA Affiliates" shall mean any entity which is under "common control" with the Company, within the meaning of Section 4001(b)(1) of ERISA.

     Section 1.46. "Exchange Act" shall have the meaning set forth in
Section 3.4(e).

     Section 1.47. "Executive Committee" shall mean the executive committee of the Board as provided for in the form of the amendment to Company By-laws attached hereto as Exhibit C. The Executive Committee shall initially consist of five members, two of which will be appointed by Buyer. Any approval of, or action taken by, the Executive Committee will require the affirmative vote of four members of the committee acting at a duly convened meeting. The initial members of the Executive Committee will be Gary L. Davidson, Maurice J. DeWald, John J. Rydzewski and the two members appointed by Buyer.

     Section 1.48. "Fully Diluted Basis" shall mean then outstanding Company Stock plus any shares of stock or other equity or debt exchangeable for Company Stock and any shares of stock or other equity or debt the holders of which, after such exchanges would have the right to vote with the stockholders of the Company on any matter, and shall include the Convertible Debt, the instruments listed in Schedule 3.3(a) and Company Common Stock issuable under option or other equity-incentive plans listed on Schedule 3.13(b) and awards issued pursuant thereto.

     Section 1.49. "GAAP" shall have the meaning set forth in Section
3.5(b).

     Section 1.50. "Government Authority" shall mean any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

     Section 1.51. "Governmental Entity" means any governmental or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government or any quasi-governmental authority or self-regulatory organization, whether federal, state or local, domestic or foreign.

     Section 1.52. "HSR Act" shall mean the Hart-Scott-Rodino
Antitrust Improvements Act of 1976, as amended.

     Section 1.53. "Indemnified Party" shall mean Buyer or the
Company, as the context may require.

     Section 1.54. "Initial Closing" shall have the meaning set forth in Section 2.3.

     Section 1.55. "Initial Number of Shares" shall mean 1,921,012 shares of Company Common Stock.

     Section 1.56. "Insurance Policies" shall have the meaning set forth in Section 3.16.

     Section 1.57. "IRS" shall mean the Internal Revenue Service.

     Section 1.58. "Laws" means any federal or state constitutional provision, statute, other rule, law, regulation or interpretation of any Governmental Entity and any Order, each as interpreted by the appropriate Governmental Entities prior to the Closing date.

     Section 1.59. "Leased Property" shall have the meaning set forth in Section 3.11(a).

     Section 1.60. "Liabilities" shall mean, as to any person, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute or contingent of such person, whether known or unknown, accrued, vested or otherwise, whether in contract, tort, strict liability or otherwise and whether or not actually reflected, or required by GAAP to be reflected, in such person's or entity's balance sheets or other books and records, including without limitation (i) obligations arising from non-compliance with any law, rule or regulation of any Government Authority or imposed by any court or any arbitrator of any kind, (ii) all indebtedness or liability of such person for borrowed money, or for the purchase price of property or services (including trade obligations), (iii) all obligations of such person as lessee under leases, capital or other, (iv) liabilities of such person in respect of plans covered by Title IV of ERISA, or otherwise arising in respect of plans for Employees or former Employees or their respective families or beneficiaries, (v) reimbursement obligations of such person in respect of letters of credit, (vi) all obligations of such person arising under acceptance facilities, (vii) all liabilities of other persons or entities, directly, or indirectly, guaranteed, endorsed (other than for collection or deposit in the ordinary course of business) or discounted with recourse by such person or with respect to which the person in question is otherwise directly or indirectly liable, (viii) all obligations secured by any lien on property of such person, whether or not the obligations have been assumed, and (ix) all other items which have been, or in accordance with GAAP would be, included in determining total liabilities on the liability side of the balance sheet.

     Section 1.61. "Liens" shall mean all liens, mortgages, deeds of trust, deeds to secure debt, security interests, pledges, claims, charges, easements and other encumbrances of any nature whatsoever.

     Section 1.62. "Loss and Expenses" shall have the meaning set forth in Section 8.2(a).

     Section 1.63. "Material Adverse Effect" shall mean, with respect to the Company and each of its Subsidiaries, a material adverse effect on the financial condition, results of operations or business of the Company and such Subsidiaries (to the extent of the Company's interests therein) taken as a whole.

     Section 1.64. "Materials of Environmental Concern" shall have the meaning set forth in Section 3.12(g)(iv).

     Section 1.65. "Medical Reimbursement Programs" means the
Medicare, Medicaid and CHAMPUS programs and any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government.

     Section 1.66. "Medicaid" means that means-tested entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria. (Social Security Act of 1965, Title XIX, P.L. 89-97, as amended; 42 U.S.C. 1396 et seq.).

     Section 1.67. "Medicare" means that government-sponsored entitlement program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals. (Social Security Act of 1965, Title XVIII, P.L. 89-87, as amended, 42 U.S.C. 1395 et seq.).

     Section 1.68. "OIG" means the Office of the Inspector General of the United States Department of Health and Human Services.

     Section 1.69. "Order" means any decree, injunction, judgment, order, ruling, assessment or writ.

     Section 1.70. "Other Filings" shall have the meaning set forth in
Section 5.1(b).

     Section 1.71. "Owned Property" shall have the meaning set forth in Section 3.11(a).

     Section 1.72. "Pension Plans" shall have the meaning set forth in
Section 3.13(h).

     Section 1.73. "Per Share Purchase Price" shall mean the price of $14.00 per share for the Company Common Stock, adjusted for any stock split or reclassification of Company Common Stock.

     Section 1.74. "Permit" means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

     Section 1.75. "Permitted Liens" shall mean (i) Liens (other than Liens imposed under ERISA or any Environmental Law, or in connection with any Environmental Claim) for taxes or other assessments or charges of Governmental Authorities that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves are being maintained by the Company or its Subsidiaries to the extent required by GAAP, (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than Liens imposed under ERISA or any Environmental Law or in connection with any Environmental Claim) imposed by law and created in the ordinary course of business for amounts not yet overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained by the Company or its Subsidiaries to the extent required by GAAP and which, to the extent same do not relate to work or materials provided for in the Capital Expenditure Budget and Schedule, the 1998 and 1999 Preliminary Capital Expenditure Budgets and Schedules or the Development Budget and Schedule, do not exceed $100,000 in the aggregate (excluding from such calculation, any amounts disclosed in writing by the Company to Buyer which (a) are fully covered by insurance held by the Company under which the Company reasonably expects full recovery of such amounts, or (b) for which an adequate escrow has been established and is, at the relevant time, maintained),
(iii) any leases entered into after March 31, 1997 in the ordinary course of business on commercially reasonable terms and that are described in Schedule 1.75, (iv) easements, rights-of- way, covenants and restrictions which are customary and typical for properties similar to the Company Properties and which do not (x) interfere materially with the ordinary conduct of any Company Property or the business of the Company and its Subsidiaries as a whole or (y) detract materially from the value or usefulness of the Company Properties to which they apply and (v) the other Liens, if any, described in Schedule 1.75.

     Section 1.76. "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Government Authority.

     Section 1.77. "Projects" shall have the meaning set forth in
Section 3.11(e).

     Section 1.78. "Proxy Statement" shall have the meaning set forth in Section 5.1(b).

     Section 1.79. "Purchase Price" shall mean the Per Share Purchase Price multiplied by the number of shares of Company Common Stock to be purchased and sold at a particular Closing.

     Section 1.80. "Purchased Shares" shall have the meaning set forth in Section 2.1.

     Section 1.81. "Registration Rights Agreement" shall have the meaning set forth in Section 2.5(a).

     Section 1.82. "Regulatory Filings" shall have the meaning set forth in Section 3.4(e).

     Section 1.83. "Release" shall have the meaning set forth in
Section 3.12(g)(v).

     Section 1.84. "Remaining Equity Commitment" shall mean, on any given date after the Initial Closing, the Total Equity Commitment minus the Initial Purchase Price and, if any Subsequent Purchases shall have occurred, minus the Subsequent Purchase Prices. The Remaining Equity Commitment shall be deemed to be zero on the earlier of (i) the date that the Remaining Equity Commitment equals zero pursuant to the previous sentence or (ii) eighteen months after Stockholder Approval, but not later than June 30, 1999 (unless otherwise extended by Buyer and the Company in their sole discretion).

     Section 1.85. "Schedule Delivery Date" shall have the meaning set forth in Section 3.22.

     Section 1.86. "SEC" shall have the meaning set forth in Section
3.5(a).

     Section 1.87. "Second Closing Date" shall mean the Closing next following Stockholder Approval.

     Section 1.88. "Securities Act" shall have the meaning set forth in Section 3.4(e).

     Section 1.89. "Securities Laws" shall have the meaning set forth in Section 3.5(a).

     Section 1.90. "Stock Purchase" shall have the meaning set forth in Section 2.1.

     Section 1.91. "Stockholders Agreement" shall have the meaning set forth in Section 2.5(a).

     Section 1.92. "Stockholder Approval" shall have the meaning set forth in Section 7.2(a).

     Section 1.93. "Structural Defect" means a condition of the structure of any Company Property resulting from faulty engineering, construction, labor or materials, or from fire or other casualty and in any event includes any condition that could pose a hazard to life or safety.

     Section 1.94. "Subsequent Closing" shall mean each Closing of a Subsequent Purchase.

     Section 1.95. "Subsequent Purchase Price" shall mean the Per
Share Purchase Price multiplied by the number of Purchased Shares purchased by Buyer in a Subsequent Purchase.

     Section 1.96. "Subsequent Purchases" shall have the meaning set forth in Section 2.4(a).

     Section 1.97. "Subsidiaries" shall mean with respect to any person, any corporation, partnership, limited liability company, joint venture, business trust or other entity of which such person, directly or indirectly, (i) owns or controls 50% or more of the securities or other interests entitled to vote in the election of directors or others performing similar functions with respect to such corporation or other organization or (ii) otherwise controls such corporation, partnership, limited liability company, joint venture, business trust or other entity. Without limiting the generality of the foregoing, the Company's Subsidiaries include each of the entities set forth on
Schedule 3.1(d) as Subsidiaries, but shall not include Affiliated Limited Partnerships.

     Section 1.98. "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax" also includes any amounts payable pursuant to any tax sharing agreement to which any relevant entity is liable as a successor or pursuant to contract.

     Section 1.99. "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, or any return or declaration of an informational nature required to be filed with the IRS or any other Government Authority.

     Section 1.100. "Termination Event" shall mean the date on which the Remaining Equity Commitment is zero and either (i) the Buyer no longer Beneficially Owns a number of shares of Company Common Stock equal to at least 5% of the outstanding Company Common Stock, on a Fully Diluted Basis, or (ii) the Buyer no longer Beneficially Owns Company Common Stock having an aggregate market value of at least $25,000,000.

     Section 1.101. "Tax Asset" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or any other credit or tax attribute of the Company and any of its Subsidiaries or Affiliated Limited Partnerships that could reduce Taxes (including, but not limited to, deductions or credits relating to alternative minimum Taxes).

     Section 1.102. "Title Policies" shall have the meaning set forth in Section 3.11(a).

     Section 1.103. "Total Equity Commitment" shall mean
$135,146,550.00.

     Section 1.104. "Transaction Documents" shall mean the
Stockholders Agreement and the Registration Rights Agreement.

     Section 1.105. "Voting Agreements" shall have the meaning set forth in the fifth paragraph hereof.

     Section 1.106. "Welfare Plans" shall have the meaning set forth in Section 3.13(h).


                               ARTICLE 2

                 Purchase and Sale of Shares; Closing

     Section 2.1 Purchase and Sale. Subject to the terms and conditions hereof, from time to time after the date hereof, at each Closing, the Company will sell, convey, assign, transfer, and deliver, and Buyer will purchase and acquire from the Company, an aggregate of up to 9,653,325 shares of Company Common Stock (the "Purchased Shares"); provided, however, that the obligation of Buyer to acquire any Purchased Shares in excess of the number of shares constituting 48.9% of Company Common Stock shall be subject to the condition specified in Section 7.4(d). Each Closing at which Buyer purchases any Purchased Shares is herein referred to as a "Stock Purchase."

     Section 2.2 Consideration. Subject to the terms and conditions hereof, at each Closing, Buyer shall deliver to the Company the Purchase Price with respect to the number of shares of Company Common Stock to be purchased and sold at such Closing by wire transfer of immediately available funds in U.S. dollars to the account or accounts specified by the Company.

     Section 2.3 Initial Closing. Subject to the terms and conditions hereof, as promptly as practicable following the date on which the applicable conditions set forth in Sections 7.1, 7.3 and 7.4 shall have been satisfied or duly waived (but in no event prior to August 29, 1997) Buyer will purchase and acquire (and the Advancing Party shall advance sufficient funds for such purchase) from the Company, and the Company will sell, convey, assign, transfer and deliver to Buyer, the Initial Number of Shares of Company Common Stock, and Buyer will pay to the Company the Purchase Price for such shares of Company Common Stock (the "Initial Closing").

     Section 2.4 Subsequent Purchases and Sales.

          (a) Subject to the terms and conditions hereof, following the Initial Closing Buyer will purchase and acquire (and the Advancing Party shall advance sufficient funds for such purchase) from the Company, and the Company will sell and deliver to Buyer, subject to satisfaction or waiver of the applicable conditions set forth in Sections 7.2, 7.3 and 7.4, (i) at the Second Closing 3,078,988 Purchased Shares and (ii) after the Second Closing from time to time as determined by the Company (but in any event on or before the earlier of eighteen months after the Stockholder Approval and June 30,
1999) at one or more Subsequent Closings an aggregate of 4,653,325 Purchased Shares (each Closing referred to in clauses (i) and (ii) referred to as a "Subsequent Purchase" and, together, the "Subsequent Purchases").

          (b) At least 20 calendar days prior to a Subsequent Purchase, the Company shall notify (which notice shall be in writing and shall be irrevocable) Buyer of the anticipated date of the Subsequent Closing and the number of Purchased Shares the Company is requiring Buyer to purchase, which shall not be fewer than 715,000 Purchased Shares (or such lesser amount if the number of Purchased Shares to be purchased under the Remaining Equity Commitment is less than 715,000); provided, however, that the notice of the stockholders meeting called to approve the issuance of the Company's Common Stock shall serve as notice for the Second Closing and the Second Closing shall occur on the date of Stockholder Approval if the other conditions thereto specified in this Agreement have been satisfied. Subject to the terms and conditions hereof, the Closing of any Subsequent Purchase shall occur as soon as possible following the date on which the applicable conditions set forth in Sections 7.2, 7.3 and
7.4 shall have been satisfied or duly waived.

          (c) If less than all Purchased Shares shall have been issued and sold at any and all Closings on or before the earlier of eighteen months after the Stockholder Approval and June 30, 1999, then Buyer shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 7.3 and 7.4, make a Subsequent Purchase of all such remaining shares from the Company (and the Company shall sell to Buyer) on or before the earlier of eighteen months after Stockholder Approval and June 30, 1999, or as soon thereafter as all conditions to Buyer's obligation to effect the Subsequent Purchase hereunder shall have been satisfied or waived; provided, however, that Buyer may waive the foregoing requirement that such shares be purchased by such date.

     Section 2.5 Additional Agreements and Closing Deliveries.

          (a) Concurrently with the execution of this Agreement, (i) the Company, Buyer and the Advancing Party shall enter into a registration rights agreement substantially in the form attached as Exhibit A (the "Registration Rights Agreement"), (ii) the Company, Buyer and the Advancing Party shall enter into a stockholders agreement substantially in the form attached as Exhibit B (the "Stockholders Agreement") and (iii) Buyer shall have entered into the Voting Agreements with Gary L. Davidson, John A. Booty, David P. Collins, Graham P. Espley-Jones among other persons.

          (b) In addition to the other things required to be done hereby, at each Closing the Company shall deliver or cause to be delivered to Buyer the following: (i) certificates representing the number of shares of Company Common Stock to be issued and delivered at such Closing, free and clear of all Liens (unless created by Buyer or any of its Affiliates), with all necessary share transfer and other documentary stamps attached, (ii) a certificate, dated the relevant Closing Date and validly executed on behalf of the Company, as contemplated by Section 7.3(a), (iii) evidence or copies of any consents, approvals, orders, qualifications or waivers required pursuant to Section 7.3(d), (iv) all certificates and other instruments and documents required by this Agreement to be delivered by the Company to Buyer at or prior to each Closing and (v) such other instruments reasonably requested by Buyer as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

          (c) In addition to the delivery of the Purchase Price and the other things required to be done hereby, at each Closing, Buyer shall deliver, or cause to be delivered, to the Company the following:
(i) a certificate, dated the relevant Closing Date and validly executed by Buyer, as contemplated by Section 7.4(a), (ii) if not previously delivered to the Company, all other certificates, documents, instruments and writings required pursuant hereto to be delivered by or on behalf of Buyer at or before each Closing and (iii) such other instruments reasonably requested by the Company as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

     Section 2.6 Time and Place of Closings. Each Closing shall take place on the relevant Closing Date at such place and time as the Company and Buyer shall mutually agree.

     Section 2.7 Right to Assign. Buyer and the Advancing Party may assign their rights and delegate their obligations created hereby to purchase Company Common Stock in accordance with the provisions of
Section 10.5.

     Section 2.8 Limited Transfer Option. In the event that the Company does not receive Stockholder Approval by December 31, 1997 (other than solely as a result of Buyer's material breach of any of its obligations hereunder), Buyer will have the right to transfer Purchased Shares purchased at the Initial Closing subject to the transfer restrictions set forth in Section 5.2 of the Stockholders Agreement.


                               ARTICLE 3

             Representations and Warranties of the Company

     The Company hereby represents and warrants to Buyer as follows in
Section 3.1 through 3.20:

     Section 3.1 Organization and Qualification; Subsidiaries.

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted, and to enter into this Agreement and the Transaction Documents and to perform its obligations hereunder and thereunder.

          (b) Each of the Subsidiaries of the Company is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the corporate, partnership or limited liability company power and authority to own its properties and to carry on its business as it is now being conducted.

          (c) Each of the Company and its Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (d) Schedule 3.1(d) sets forth the name of each Subsidiary of the Company (whether owned, directly or indirectly, through one or more intermediaries) and each Affiliated Limited Partnership. All of the outstanding shares of capital stock of, or other equity interest in, each of the Subsidiaries owned by the Company are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by the Company free and clear of all Liens, except as set forth in Schedule 3.1(d). The following information for each Subsidiary and Affiliated Limited Partnership is set forth in Schedule 3.1(d), if applicable: (i) its name and jurisdiction of incorporation or organization, (ii) the type of and percentage interest held by the Company in the Subsidiary or Affiliated Limited Partnership and the names of and percentage interest held by the other interest holders, if any, in the Subsidiaries, and (iii) any loans from the Company to, or priority payments due to the Company from, the Subsidiary or Affiliated Limited Partnerships, and the rate of return thereon. Except as contemplated hereby and as set forth on
Schedule 3.1(d), there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Company or any of the Subsidiaries or Affiliated Limited Partnerships to issue, transfer or sell any shares of capital stock or equity interests in any of the Subsidiaries or Affiliated Limited Partnerships except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.2 Authority Relative to Agreements; Board Approval.

          (a) The execution, delivery and performance of this Agreement and the Transaction Documents have been duly and validly authorized by all necessary action on the part of the Company, subject only to Stockholder Approval. This Agreement and the Transaction Documents have been duly executed and delivered by the Company for itself and constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

          (b) The Board has, as of the date hereof, approved this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and determined to recommend that the stockholders of the Company vote in favor of and approve the issuance of Company Common Stock pursuant to this Agreement subject to the fiduciary duty provisions of Section 5.6.

          (c) The shares of Company Common Stock to be acquired pursuant to this Agreement have been duly authorized for issuance and upon issuance will be duly and validly issued, fully paid and nonassessable.

          (d) The issue and sale of the shares of Company Common Stock hereunder will not give any stockholder of the Company the right to demand payment for its shares under California law or give rise to any preemptive or similar rights.

     Section 3.3 Capital Stock.

          (a) The authorized capital stock of the Company as of the date hereof consists of 100,000,000 shares of Company Common Stock, no par value per share, and 10,000 shares of Series A Convertible Redeemable Preferred Stock, no par value per share ("Company Preferred Stock"). As of the date hereof there were 9,662,990 shares of Company Common Stock issued and outstanding and no shares of Company Preferred Stock issued and outstanding. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth on
Schedule 3.3(a), the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities the holders of which have the right to vote) with the stockholders of the Company on any matter. As of the date hereof, except as set forth in
Schedule 3.3(a) to this Agreement, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock or other equity interests of the Company.

          (b) Except for interests in the Subsidiaries and the Affiliated Limited Partnerships of the Company and except as set forth in Schedule 3.3(b), none of the Company or any of its Subsidiaries own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, business, trust or entity (other than investments in short-term investment securities).

     Section 3.4 No Conflicts; No Defaults; Required Filings and
Consents. Neither the execution and delivery by the Company hereof nor the consummation by the Company of the transactions contemplated hereby in accordance with the terms hereof, will:

          (a) conflict with or result in a breach of any provisions of the Company Charter or Company By-laws;

          (b) result in a breach or violation of, a default under, or the triggering of any payment or other obligations pursuant to any Contract;

          (c) violate or conflict with any statute, regulation, judgment, order, writ, decree or injunction applicable to the Company or its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

          (d) subject to the Company obtaining the third party consents set forth in Schedule 3.4(d)-A (with respect to the Initial Closing), and Schedule 3.4(d)-B (with respect to each Subsequent Closing), violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancelation of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of the Company or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, or change the conversion rate of any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, convertible debenture, or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or its Subsidiaries is a party, or by which the Company or its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; or

          (e) require any consent, approval or authorization of, or declaration, filing or registration with, any Government Authority, other than any filings required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws ("Blue Sky Laws") (collectively, the "Regulatory Filings"), and any filings required to be made with the Secretary of State of California or any national securities exchange on which the Company Common Stock is listed, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.5 SEC and Other Documents; Financial Statements;
Undisclosed Liabilities.

          (a) The Company has delivered or made available to Buyer the registration statement of the Company filed with the Securities and Exchange Commission ("SEC") in connection with the Company's initial public offering of Company Common Stock, and all exhibits, amendments and supplements thereto (collectively, the "Company Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the Company Registration Statement, which are set forth in Schedule 3.5(a), each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Company Reports"). Except as set forth in
Schedule 3.5(a),
the Company Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Company under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Company Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There is no unresolved violation asserted or comments issued by any Government Authority with respect to any of the Company Reports.

          (b) Each of the balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, normal recurring year-end adjustments which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (c) Except as and to the extent set forth in the Company Reports and the Company's financial statements filed with the SEC or in any Schedule hereto, to the Company's knowledge, none of the Company or any of its Subsidiaries has any Liabilities (nor do there exist any circumstances) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (d) The books of account and other financial records of the Company and each of its Subsidiaries are in all respects true and complete, have been maintained in accordance with good business practices, and are accurately reflected in all respects in the financial statements included in the Company Reports, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.6 Litigation; Compliance With Law.

          (a) Except as set forth on Schedule 3.6(a), there are no Actions pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which question the validity of this Agreement or any Transaction Document or any action taken or to be taken in connection herewith or therewith. Except as set forth on Schedule 3.6(a), the maximum liability of the Company with respect to each Action set forth on Schedule 3.6(a) is fully covered by policies of insurance described in Section 3.16. Except as disclosed in Schedule 3.6(a), there are no continuing orders, injunctions or decrees of any Government Authority to which the Company or any of its Subsidiaries is a party or by which any of its properties or assets are bound.

          (b) None of the Company or its Subsidiaries is in violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over them or any of their respective properties which, if enforced, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.7 Absence of Certain Changes or Events. Except as disclosed in the Company Reports filed with the SEC prior to the date hereof and except as disclosed in Schedule 3.7 since March 31, 1997, the Company and each of its Subsidiaries has conducted its business only in the ordinary course and has operated, constructed, developed, acquired and entered into management contracts and leases in respect of assisted living facilities only in the ordinary course of such business, and there has not been (a) any change, circumstance or event that would reasonably be expected to result in a Material Adverse Effect, (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the Company Common Stock, except in accordance with Section 5.5, (c) any commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by the Company or any of its Subsidiaries, other than Commitments which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (d) any change in the Company's accounting principles, practices or methods which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.8 Tax Matters and Partnership Status.

          (a) The Company, each of its Subsidiaries and each of its Affiliated Limited Partnerships has timely filed with the appropriate taxing authority all Tax Returns required to be filed by it or has timely requested extensions and any such request has been granted and has not expired. Each such Tax Return, as amended (if applicable), is, or will be, as the case may be, complete and accurate in all respects. All Taxes (including Taxes for which no Tax Returns are required to be filed and including payroll and wage withholding Taxes) of the Company and any of its Subsidiaries and Affiliated Limited Partnerships, or for which the Company or any of its Subsidiaries or Affiliated Limited Partnerships is or could otherwise be held liable, have been duly and timely paid or accrued, except for Taxes being contested in good faith and for which adequate reserves have been taken. The Company, each of its Subsidiaries and each of its Affiliated Limited Partnerships has properly accrued all Taxes for such periods subsequent to the periods covered by such Tax Returns as required by GAAP. None of the Company or any of its Subsidiaries or Affiliated Limited Partnerships has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. Except as set forth in Schedule 3.8(a), none of the Company or any of its Subsidiaries or Affiliated Limited Partnerships or any of its Employee Benefit Plans or Benefit Arrangements is being audited or examined by any taxing authority with respect to any Tax or is a party to any pending action or proceedings by any taxing authority or other Government Authority for assessment or collection of any Tax, and no claim for assessment or collection of any Tax has been asserted against it. True and complete copies of all federal, state and local income or franchise Tax Returns filed by the Company, each of its Subsidiaries and each of its Affiliated Limited Partnerships for 1994 and 1995 and all communications relating thereto have been delivered to Buyer or made available to representatives of Buyer prior to the date hereof. No claim has been made in writing or, to the Company's knowledge, otherwise by an authority in a jurisdiction where the Company or any of its Subsidiaries or Affiliated Limited Partnerships does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Except as set forth in Schedule 3.8(a) and except for any Tax appeal filed by the Company or its Subsidiaries in the ordinary course of business, there is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries or Affiliated Limited Partnerships, (i) claimed or raised by any taxing authority, either orally or in writing or (ii) as to which the Company or any of its Subsidiaries or Affiliated Limited Partnerships has knowledge.

          (b) Except as set forth in Schedule 3.8(b), all Tax Assets, deductions and credits (including, but not limited to, the low-income housing credit under Section 42 of the Internal Revenue Code of 1986, as amended) claimed or, in the case a Tax Return for which an extension has been granted, to be claimed, on a Tax Return of the Company or any of its Subsidiaries or Affiliated Limited Partnerships have been or will be, as the case may be, timely and properly claimed.

          (c) Any amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated hereby by any Employee, officer, or director of the Company or any of its Affiliates or independent contractor who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.28OG-1) under any employment, severance or termination agreement, other compensation arrangement or plan currently in effect would not be characterized as an "excess parachute payment" (as such term is defined in Section 28OG(b)(1) of the Code).

          (d) The disallowance of a deduction under Section 162(m) of the Code for employee remuneration will not apply to any amount paid or payable by the Company or any of its Subsidiaries under any contract, stock plan, program, arrangement or understanding currently in effect.

          (e) The Affiliated Limited Partnerships are and will continue to be classified as partnerships for United States federal income and all other relevant tax law purposes.

          (f) Except as set forth in Schedule 3.8(f), none of the Company or any of its Subsidiaries or Affiliated Limited Partnerships is a party to or is bound by any agreement, arrangement or practice with respect to Taxes. The Company has delivered to Buyer complete and accurate copies of any such written agreement, arrangement or practice, and complete and accurate descriptions of any such oral agreement, arrangement or practice.

     Section 3.9   Compliance with Agreements; Material Agreements.

          (a) Neither the Company nor any of its Subsidiaries is in default under or in violation of any provision of the Company Charter or the Company By-laws or any Contract, except for such defaults or violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (b) The Company and each of its Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any Government Authority and all other material reports and statements required to be filed by them, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, and have paid all fees or assessments due and payable in connection therewith, except for such failures to file or pay which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There is no unresolved violation asserted by any regulatory agency of which the Company has received written notice with respect to any report or statement relating to an examination of the Company or any of its Subsidiaries which, if resolved in a manner unfavorable to the Company or such Subsidiary, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (c) Except as set forth in Schedule 3.9(c), neither the Company nor any Subsidiary is a party to or bound by any:

          (i) employment agreement or employment contract that has an aggregate future liability in excess of $50,000 and is not terminable by the Company or a Subsidiary by notice of not more than 60 days for a cost of less than $50,000;

          (ii) employee collective bargaining agreement or other contract with any labor union;

          (iii) covenant of the Company or a Subsidiary not to compete;

          (iv) agreement, contract or other arrangement with any current or former officer, director, employee, or Affiliate or relative thereof, of the Company or any Subsidiary (other than employment agreements covered by clause (i) above);

          (v) lease, sublease or similar agreement involving annual payments in excess of $50,000 with any person (other than the Company or a Subsidiary) under which the Company or a Subsidiary is a lessor or sublessor of, or makes available for use to any person (other than the Company or a Subsidiary), (A) any Company Property or (B) any portion of any premises otherwise occupied by the Company or a Subsidiary;

          (vi) lease or similar agreement with any person (other than the Company or a Subsidiary) under which (A) the Company or a Subsidiary is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by any person or (B) the Company or a Subsidiary is a lessor or sublessor of, or makes available for use by any person, any tangible personal property owned or leased by the Company or a Subsidiary, in any such case which has an aggregate annual future liability or receivable, as the case may be, in excess of $50,000 and is not terminable by the Company or a Subsidiary by notice of not more than 60 days for a cost of less than $50,000;

          (vii) (A) continuing contract for the future purchase of materials, supplies or equipment (other than purchase contracts and orders for inventory in the ordinary course of business consistent with past practice) in excess of $50,000 annually, (B) management, service, consulting or other similar type of contract or (C) advertising agreement or arrangement, in any such case which has an aggregate future liability to any person (other than the Company or a Subsidiary) in excess of $50,000 and is not terminable by the Company or a Subsidiary by notice of not more than 60 days for a cost of less than $50,000;

          (viii) material license, option or other agreement relating in whole or in part to intellectual property (including any license or other agreement under which the Company or a Subsidiary is license or licensor of any such intellectual property);

          (ix) agreement, contract or other instrument under which the Company or a Subsidiary has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any person (other than the Company or a Subsidiary) or any other note, bond, debenture or other evidence of indebtedness issued to any person (other than the Company or a Subsidiary);

          (x) agreement, contract or other instrument (including so-called take-or-pay or keepwell agreements) under which (A) any person (including the Company or a Subsidiary) has directly or indirectly guaranteed indebtedness, liabilities or obligations of the Company or a Subsidiary or (B) the Company or a Subsidiary has directly or indirectly guaranteed indebtedness, liabilities or obligations of any person

     (in each case other than endorsements for the purpose of collection in the ordinary course of business);

          (xi) agreement, contract or other instrument under which the Company or a Subsidiary has, directly or indirectly, made any advance, loan, extension of credit or capital contribution in excess of $50,000 to, or other investment in, any person (other than the Company or a Subsidiary);

          (xii) mortgage, pledge, security agreement, deed of trust or other instrument granting a lien or other encumbrance upon any Company Property;

          (xiii) agreement or instrument providing for indemnification of any person with respect to liabilities relating to any current or former business of the Company, a Subsidiary or any predecessor person exclusive of indemnifications included in other documents on Schedule 3.9(c) or granted to sellers of real property owned or leased by the Company or its Affiliates; or

          (xiv) other agreement, contract, management contract, lease, license, commitment or instrument to which the Company or any Subsidiary is a party or by or to which it or any of its assets or business is bound or subject, none of which are, on an individual basis, material to the Company (as opposed to the Company and its Subsidiaries taken as a whole).

Except as set forth in Schedule 3.9(c), all agreements, contracts, leases, licenses, commitments or instruments of the Company or any Subsidiary listed in the Schedules hereto (collectively, the "Contracts") are valid, binding and in full force and effect and are enforceable by the Company or the relevant Subsidiary in accordance with its terms. Except as set forth in Schedule 3.9(c), the Company and the Subsidiaries have performed all material obligations required to be performed by them to date under the Contracts and they are not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and, to the knowledge of the Company, no other party to any of the Contracts is (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder. Except as set forth in Schedule 3.9(c), there are no change of control or similar provisions or any obligations arising under any Contract which are created, accelerated or triggered by the execution, delivery or performance of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

     Section 3.10 Company Charter and Company By-laws; Corporate
Records.

          (a) The Company has delivered to Buyer true and complete copies of the Company Charter and the Company By-laws, as amended to date, and the charter, by-laws, organization documents, partnership agreements of its Subsidiaries, and all amendments thereto. All such documents are listed in Schedule 3.10(a).

          (b) The minute books and other records of corporate proceedings of the Company and each of its Subsidiaries contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the stockholders and directors and any committees of the Board of Directors of the Company and their Subsidiaries which are corporations, except for documentation of discussions relating to or in connection with the transactions contemplated hereby or matters related hereto, and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. True and complete copies of the foregoing have been delivered to Buyer prior to the date hereof. The Company does not keep written records of the partnership proceedings of the Company's Subsidiaries that are partnerships.

     Section 3.11 Properties.

          (a) Schedule 3.11(a) sets forth a complete and accurate list and the address of all real property and inter- ests in real property owned in fee by the Company and the Subsidiaries (individually, an "Owned Property"). Schedule 3.11(a) sets forth a complete list of all real property and interests in real property leased by the Company and the Subsidiaries (individually, a "Leased Property"). The Company or a Subsidiary has (i) good and insurable fee title to all Owned Property and (ii) good and valid title to the leasehold estates in all Leased Property (an Owned Property or Leased Property being sometimes referred to herein, individually, as a "Company Property" and, collectively, as "Company Properties"), in each case free and clear of all mortgages, liens, security interests, encumbrances, leases, assignments, subleases, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except (A) such as are set forth in Schedule 3.11(a) or on Schedule 3.9(c), (B) Permitted Liens, (C) financing statements, easements, covenants, rights-of-way and other similar restrictions of record and (D) (I) zoning, building and other similar restrictions, (II) mortgages, liens, security interests, encumbrances, easements, covenants, rights-of-way and other similar restrictions that have been placed by any developer, landlord or other third party on property over which the Company or any Subsidiary has easement rights or on any Leased Property and subordination or similar agreements relating thereto, and (III) unrecorded easements, covenants, rights-of-way and other similar restrictions, none of which items set forth in clauses (I), (II) and
(III), individually or in the aggregate, materially impair the continued use and operation of the property to which they relate in the business of the Company and the Subsidiaries, taken as a whole, as presently conducted. Except as set forth on Schedule 3.11(a), to the knowledge of the Company, the current use by the Company and the Subsidiaries of the offices and other facilities located on Company Property does not violate any local zoning or similar land use or government regulations in any material respect. Except as set forth on
Schedule 3.11(a), American Land Title Association policies of title insurance (or marked title insurance commitments having the same force and effect as title insurance policies) have been issued by national title insurance companies insuring the fee simple title of the Company or its Subsidiaries, as applicable, to each of the Owned Properties in sufficient amounts to avoid co- insurance statutes, subject only to the matters set forth therein (the "Title Policies"), and, to the Company's knowledge, the Title Policies are valid and in full force and effect and no claim has been made under any such policy. The Company has delivered to Buyer true and complete copies of all such policies and of the most recent surveys of the Owned Properties, and true and complete copies of all material exceptions referenced in such policies and the most recent title reports for and surveys of each of the Owned Properties.

          (b) Schedule 3.11(b) sets forth a complete and accurate list of all material commitments, letters of intent or similar written understandings made or entered into by the Company or any of its Subsidiaries as of the date hereof (x) to sell, mortgage, pledge or hypothecate any Owned Properties, which, individually or in the aggregate, are material, or to otherwise enter into a material transaction in respect of the ownership or financing of any Company Property or (y) to purchase or to acquire an option, right of first refusal or similar right in respect of any real property, which, individually or in the aggregate, are material, which, in any such case, has not yet been reduced to a written lease or contract, and sets forth with respect to each such commitment, letter of intent or other understanding the principal terms thereof. The Company has delivered to Buyer a true and complete copy of each such commitment, letter of intent or other understanding. Schedule 3.11(b) also sets forth a complete and accurate list of all agreements to purchase real property to which the Company or any Subsidiary is a party.

          (c) Except as set forth in Schedule 3.11(c), none of the Company Properties is subject to any outstanding purchase options nor has the Company or any of its Subsidiaries entered into any outstanding contracts with others for the sale, mortgage, pledge, hypothecation, assignment, sublease, lease or other transfer of all or any part of any Company Property, and no person has any right or option to acquire, or right of first refusal with respect to, the Company's or any of its Subsidiaries' interest in any Company Property or any part thereof. None of the Company or any of its Subsidiaries has any outstanding options or rights of first refusal or has entered into any outstanding contracts with others for the purchase of any real property.

          (d) Schedule 3.11(d) contains a complete and accurate description of any noncompliance by any Company Property, to the Company's knowledge, with any law, ordinance, code, health and safety regulation or insurance requirement other than such noncompliance as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Schedule 3.11(d) also sets forth the Company's or any Subsidiary's capital expenditure budget and schedule for each Company Property, which describes the capital expenditures which the Company or any Subsidiary has budgeted for such Company Property for the period ending March 31, 1997 (the "Capital Expenditure Budget and Schedule"). The Capital Expenditure Budget and Schedule also describes other capital expenditures as are necessary in order to bring such Company Property into compliance with applicable laws, ordinances, codes, health and safety regulations and insurance requirements (including in respect of fire sprinklers, compliance with the ADA or which the Company otherwise plans or expects to make in order to cure or remedy any construction, electrical, mechanical or other defects, to renovate, rehabilitate or modernize such Company Property, or otherwise, excluding, however, any tenant improvements required to be made under any Company Lease). Except as set forth in the Capital Expenditure Budget and Schedule there are no capital expenditure budgets or projections for periods after March 31, 1998. The costs and time schedules set forth in the Capital Expenditure Budget and Schedule are reasonable estimates and projections. Except as set forth in Schedule 3.11(d), there are no outstanding or, to the Company's knowledge, threatened requirements by any insurance company which has issued an insurance policy covering any Company Property, or by any board of fire underwriters or other body exercising similar functions, requiring any repairs or alterations to be made to any Company Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (e) Schedule 3.11(e) contains a list of each Company Property which consists of or includes undeveloped land or which is in the process of being developed or redeveloped (collectively, the "Development Properties") and a brief description of the development or redevelopment intended by the Company or any Subsidiary to be carried out or completed thereon (collectively, the "Projects"), including any budget and development schedule therefor prepared by or for the Company or any Subsidiary (collectively, the "Development Budget and Schedule"). Except as set forth on Schedule 3.11(e), each Development Property is zoned for the lawful development or redevelopment thereon of the applicable Project, and the Company or its Subsidiaries have obtained all permits, licenses, consents and authorizations required for the lawful development or redevelopment thereon of such Project, except only for such failure to meet the foregoing standards as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. To the Company's knowledge, there are no material impediments to or constraints on the development or redevelopment of any Project in all material respects within the time frame and for the cost set forth in the Development Budget and Schedule applicable thereto. In the case of each Project the development of which has commenced, to the Company's knowledge, the costs and expenses incurred in connection with such Project and the progress thereof are consistent and in compliance in all material respects with the Development Budget and Schedule applicable thereto. The Company has made available to Buyer all feasibility studies, soil tests, due diligence reports and other studies, tests or reports performed by or for the Company at any time since the Company's initial public offering, which relate to the Development Properties or the Projects.

          (f) The Company and each of its Subsidiaries have good and sufficient title to all the personal and non- real properties and assets reflected in their books and records as being owned by them (including those reflected in the balance sheets of the Company and its Subsidiaries as of March 31, 1997, except as since sold or otherwise disposed of in the ordinary course of business), free and clear of all Liens, except for Permitted Liens which are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

          (g) Schedule 3.11(g) sets forth all structural and engineering reports that are in the Company's possession or control, true and correct copies of all of which have been heretofore delivered to Buyer. Except as disclosed in such reports, the Company has received no notice of, and has no knowledge of any Structural Defect at any Company Property that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.12 Environmental Matters.

          (a) Except as disclosed in the Company Environmental Reports, each of the Company and its Subsidiaries has obtained, and now maintains as currently valid and effective, all permits, certificates of financial responsibility and other governmental authorizations required to be obtained by the Company or any Subsidiary under the Environmental Laws (the "Environmental Permits") in connection with the operation of their respective businesses and properties. Except as disclosed in the Company Environmental Reports, each of the Company and its Subsidiaries, and each of the Company Properties is and has been in compliance with all terms and conditions of the Environmental Permits and all Environmental Laws, except only to an extent which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any circumstances or conditions that may prevent or interfere with such compliance in the future.

          (b) Each of the Company and its Subsidiaries has provided to Buyer evidence of all formal communications, oral or written (whether from a Government Authority, citizens' group, employee or other person), which the Company has received regarding (x) alleged or suspected noncompliance of any of the Company Properties with any Environmental Laws or Environmental Permits or (y) alleged or suspected Liability of the Company or its Subsidiaries under any Environmental Law, which noncompliance or Liability would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (c) There are no liens or encumbrances on any of the Company Properties which arose pursuant to or in connection with any Environmental Law or Environmental Claim and, to the Company's knowledge, no government actions have been taken or threatened to be taken or are in process which are reasonably likely to subject any Company Property to such liens or other encumbrances.

          (d) Except as disclosed in Schedule 3.12(d) (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports, no Environmental Claim has been asserted or, to the Company's knowledge, threatened that may result in a Liability in excess of $100,000 with respect to the operations or the businesses of the Company or its Subsidiaries, or with respect to the Company Properties. Except as set forth in the Company Environmental Reports, no circumstances, past or present actions, conditions, events or incidents which exist with respect to the Company or its Subsidiaries or the Company Properties that would reasonably be expected to result in any such Environmental Claim in excess of $100,000 being asserted, in any such case, against (i) the Company or its Subsidiaries, or (ii) to the Company's knowledge, any person whose liability for any Environmental Claims the Company or its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

          (e) Except as disclosed in Schedule 3.12(e) (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or set forth in the Company Environmental Reports, (i) none of the Company or its Subsidiaries has been notified or anticipates being notified of potential responsibility in connection with any site that has been placed on, or proposed to be placed on, the National Priorities List or its state or foreign equivalents pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et seq., or analogous state laws, (ii) no Materials of Environmental Concern are present on, in or under any Company Property in a manner or condition that is reasonably likely to give rise to an Environmental Claim which would reasonably be expected to result in a Material Adverse Effect, (iii) none of the Company or its Subsidiaries has Released or arranged for the Release of any Materials of Environmental Concern at any location to an extent or in a manner which would reasonably be expected to result in a Material Adverse Effect, (iv) no underground storage tanks, surface impoundments, disposal areas, pits, ponds, lagoons, open trenches or disused industrial equipment is present at any of the Company Properties in a manner or condition that is reasonably likely to give rise to an Environmental Claim which would reasonably be expected to result in a Material Adverse Effect, (v) no transformers, capacitors or other equipment containing fluid with more than 50 parts per million polychlorinated biphenyls are present at any of the Company Properties in a manner or condition that is reasonably likely to give rise to an Environmental Claim which would reasonably be expected to result in a Material Adverse Effect, except for any such transformers, capacitors or other equipment owned by any utility company, and (vi) except as set forth on Schedule 3.12(e) to the Company's knowledge no friable asbestos and no friable asbestos- containing material is present at any of the Company Properties and no Employee, agent, contractor or subcontractor of the Company or its Subsidiaries or any other person is now or has in the past been exposed to friable asbestos at any Company Property, except, in the case of each of the matters set forth in this subpart (vi), for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (f) Schedule 3.12(f) contains a list of each environmental report prepared for the Company or its Subsidiaries or otherwise in the possession of any of them with respect to the environmental condition of any of the Company Properties (collectively, the "Company Environmental Reports"). The Company has previously delivered or made available to Buyer true and complete copies of each Company Environmental Report. To the Company's knowledge, none of the matters disclosed by the Company Environmental Reports would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. The Company has no knowledge of any facts or circumstances relating to the environmental condition of any property owned, leased or otherwise held by the

Company that is not a Company Property that are reasonably likely to result in a Material Adverse Effect.

          (g) For purposes hereof, the terms listed below shall have the following meanings:

          (i) "Claim" shall mean all actions, causes of action, suits, judgments, executions, claims, Liabilities and demands whatsoever, in law or equity.

          (ii) "Environmental Claim" shall mean any Claim investigation or notice by any person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or fatalities, or penalties) arising out of, based on or resulting from (A) the presence, generation, transportation, treatment, use, storage, disposal or Release of Materials of Environmental Concern or the threatened Release of Materials of Environmental Concern at any location, or (B) activities or conditions forming the basis of any violation, or alleged violation of, or liability or alleged liability under, any Environmental Law.

          (iii) "Environmental Laws" shall mean federal, state, and local laws, ordinances, common law, orders, statutes, and regulations relating to the pollution or protection of the environment or of flora or fauna or their habitat or of human health and safety, or to the cleanup or restoration of the environment.

          (iv) "Materials of Environmental Concern" shall mean all chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or any fraction thereof, petroleum products and hazardous substances or solid or hazardous wastes as now defined and regulated under any Environmental Laws.

          (v) "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration.

     Section 3.13 Employees and Employee Benefit Plans.

          (a) Schedule 3.13(a) sets forth a complete and accurate list of all employment agreements between the Company or any of its Subsidiaries and employees of the Company or any of its Subsidiaries. Except for the employees who are parties to such employment agreements, all of the employees of the Company and each of its Subsidiaries are employed on an at-will basis (except for restrictions or limitations on the at-will basis of such employees imposed by law or equity or general principles of law or equity).

          (b) Schedule 3.13(b) sets forth a complete and accurate list of all Employee Benefit Plans and all material Benefit Arrangements which cover Employees of the Company or any of its Subsidiaries with respect to their employment relationship with the Company or any of its Subsidiaries (the "Company Plans"). With respect to each Company Plan, the Company has made available to Buyer true and complete copies of: (i) the plans and related trust documents and amendments thereto,
(ii) the most recent summary plan descriptions, if any, and the most recent annual report, if any, and (iii) the most recent actuarial valuation (to the extent applicable).

          (c) With respect to each Company Plan, (i) the Company and each of its Subsidiaries is in compliance in all material respects with the terms of each Company Plan and with the requirements prescribed by all applicable statutes, orders or governmental rules or regulations, (ii) the Company and each of its Subsidiaries has contributed to each Pension

Plan included in the Company Plans not less than the amounts accrued for such plan for all plan periods for which payment is due, (iii) none of the Company or any of its Subsidiaries has any funding commitment or other accrued liabilities except as set forth on
Schedule 3.13(c) or as reserved for in the financial statements in or incorporated by reference into the Company Reports, and (iv) there are and have been no prohibited transactions involving any Company Plan and in the case of each of clauses (i), (ii), (iii) and (iv), except for such matters as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (d) Except as set forth on Schedule 3.13(d), none of the Company or any of its Subsidiaries has made any commitment to establish any new Employee Benefit Plan, to modify any Employee Benefit Plan, or to increase benefits or compensation of Employees of the Company or any of its Subsidiaries (except for normal increases in compensation consistent with past practices), and to the Company's knowledge, no intention to do so has been communicated to Employees of the Company or any of its Subsidiaries.

          (e) There are no pending or, to the Company's knowledge, anticipated claims (excluding claims for benefits incurred in the ordinary course of Company Plan activities) against or otherwise involving any of the Company Plans or any fiduciaries thereof with respect to their duties to the Company Plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Company Plan activities) has been brought against or with respect to any such Company Plans.

          (f) Neither the Company nor any of the ERISA Affiliates has, at any time after September 25, 1980, contributed to, or been required to contribute to, any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

          (g) Except as required by the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code or requirements of state law and regulations and except as set forth on Schedule 3.13(g), the Company and its Subsidiaries do not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits described in Section 3(l) of ERISA to any Employee or former Employee following his retirement or termination of employment and, to the Company's knowledge, the Company and its Subsidiaries have never represented, promised or contracted (whether in oral or written form) to any Employee or former Employee that such benefits would be provided.

          (h) For purposes hereof, "Employee Benefit Plans" means each and all "employee benefit plans" as defined in Section 3(3) of ERISA maintained or contributed to by the Company or a Subsidiary or in which the Company or a Subsidiary participates or participated and which provides benefits to Employees, including (i) any such plans that are "employee welfare benefit plans" as defined in Section 3(l) of ERISA, including retiree medical and life insurance plans ("Welfare Plans"), and (ii) any such plans that constitute "employee pension benefit plans" as defined in Section 3(2) of ERISA ("Pension Plans"). "Benefit Arrangements" means life and health insurance, hospitalization, savings, bonus, deferred compensation, incentive compensation, holiday, vacation, severance pay, sick pay, sick leave, disability, tuition refund, service award, company car, scholarship, relocation, patent award, fringe benefit, individual employment, consultancy or severance contracts and other polices or practices of the Company or a Subsidiary providing employee or executive compensation or benefits to Employees maintained or contributed to by the Company or a Subsidiary, other than Employee Benefit Plans. "Employees" mean all current employees, former employees and retired employees of the Company or any of its Subsidiaries, including employees on disability, layoff or leave status. "Controlled Group Liability" means any and all liabilities (other than such liabilities that arise solely out of, or relate solely to, the Company Plans) of the ERISA Affiliates (other than the Company and its Subsidiaries) under (i) Title IV of ERISA, (ii)
Section 302 of ERISA, (iii) Sections 412 and 4971 of the Code, (iv) the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) corresponding or similar provisions of foreign laws or regulations.

          (i) To the Company's knowledge, with respect to each Company Plan that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code: (i) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or
Section 302 of ERISA, whether or not waived, (ii) the fair market value of the assets of such plan equals or exceeds the actuarial present value of all accrued benefits under such plan, on a termination basis, (iii) no reportable event within the meaning of
Section 4043(c) of ERISA has occurred, and the consummation of the transactions contemplated by this Agreement will not result in the occurrence of any such reportable event, and (iv) all premiums due to the Pension Benefit Guaranty Corporation have been timely paid in full.

          (j) There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of the Company following the Closing. Without limiting the generality of the foregoing, neither the Company nor any ERISA Affiliate has engaged in any transaction described in Section 4069 or
Section 4204 of ERISA.

          (k) Except as set forth in Schedule 3.13(k), neither the execution and delivery of this Agreement and the Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee of the Company.

     Section 3.14 Labor Matters. Except as set forth in Schedule 3.14, none of the Company or any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. Except for the matters set forth in Schedule 3.14 (none of which matters would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), there is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. To the Company's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of its Subsidiaries.

     Section 3.15 Affiliate Transactions. Schedule 3.15 sets forth a complete and accurate list of all transactions, series of related transactions or currently proposed transactions or series of related transactions entered into by the Company or any of its Subsidiaries since January 1, 1997 which are of the type required to be disclosed by the Company pursuant to Item 404 of Regulation S-K of the Securities Laws. A true and complete copy of all agreements or contracts relating to any such transaction have been made available to Buyer prior to the date hereof.

     Section 3.16 Insurance. The Company maintains insurance policies, including liability policies, covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and each of its Subsidiaries (collectively, the "Insurance Policies"), which are of a type and in amounts customarily carried by persons conducting businesses similar to those of the Company. Schedule 3.16 sets forth a complete and accurate summary of the Insurance Policies. There is no material claim by the

Company or any of its Subsidiaries pending under any of the material Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.

     Section 3.17 Proxy Statement. The Proxy Statement and all of the information included or incorporated by reference therein (other than any information supplied or to be supplied by Buyer for inclusion or incorporation by reference therein) will not, as of the date such Proxy Statement is first mailed to the stockholders of the Company and as of the time of the meeting of the stockholders of the Company in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

     Section 3.18 Regulatory Compliance.

          (a) Compliance with Law. Except as set forth in Schedule 3.18(a), to the knowledge of the Company, neither the Company nor any Subsidiary is the subject of any investigation, nor has any investigation or prosecution or other action been threatened by any Governmental Entity or any private entity or person regarding non-compliance with any Law and no basis exists for any such investigation or prosecution. None of the Company, any of the Subsidiaries, or any individual employed by the Company or any of the Subsidiaries, to the knowledge of the Company, may reasonably be expected to have criminal culpability or to be excluded from participation in any Medical Reimbursement Program for its or his corporate or individual actions or failure to act. To the Company's knowledge, there is no executive officer of the Company or any Subsidiary continuing to be employed by the Company or any of the Subsidiaries who may reasonably be expected to have individual culpability for matters under investigation by the OIG or other Governmental Entity.

          (b) Billing. Current billing policies, arrangements, protocols, and instructions comply in all material respects with requirements of Medical Reimbursement Programs and are administered by properly trained personnel, except as set forth in Schedule 3.18(b). The Company and each Subsidiary has complied with all applicable Medicare and all other third party pay or billing policies, procedures, limitations and restrictions, and there is no pending or threatened recoupment or penalty action or proceedings against the Company or any Subsidiary under the Medicare program or by any other third party payor, except for such non-compliance, actions or proceedings that individually or in the aggregate would not have a Material Adverse Effect. The Company's current operations do not require compliance with Blue Cross/Blue Shield, Medicaid or CHAMPUS policies, procedures, limitations or restrictions.

          (c) Licenses and Permits. The Company and each of the Subsidiaries has obtained, and maintain in force, all Permits required from any Governmental Entity to operate their respective businesses and to occupy, operate and use any buildings, improvements, fixtures and equipment owned or leased in connection with the operation of assisted living facilities to provide the level one, two and three services described in the Company's 1997 Form 10-K at all locations by the Company or any of the Subsidiaries, and all such Permits are valid and in full force and effect and shall remain so upon consummation of the transactions contemplated by this Agreement with only such exceptions that would not, individually or in the aggregate, have a Material Adverse Effect. All of the Permits referenced in the foregoing sentence have been issued in the name of the Company or the applicable Subsidiary or Affiliated Limited Partnership having an ownership or leasehold interest in the facilities referenced therein. The Company's Subsidiary, Pro Motive Rehabilitative Services, Inc., has a valid license to provide rehabilitation therapy services under Part B of the Medicare Program. No Permits of the Company or any Subsidiary have been suspended, canceled or terminated and, to the knowledge of the Company, no suspension, cancelation or termination of any such Permits is threatened or imminent. Each employee of the Company and of each of the Subsidiaries (including, but not limited to, each facility administrator) has obtained, and maintains in force, all licenses, permits or similar authorizations required to authorize such employee to perform his or her duties on behalf of the Company and the Subsidiaries with only such exceptions that, individually and in the aggregate, would not have a Material Adverse Effect.

          (d) Certain Payments. Neither the Company nor any Subsidiary, nor any director, officer or employee of the Company or any Subsidiary acting for or on behalf of the Company or any Subsidiary, has paid or caused to be paid, directly or indirectly, in connection with the business of the Company or any Subsidiary: (i) any bribe, kickback or other similar payment to any Governmental Entity or any agent of any supplier or customer; or (ii) any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or as otherwise permitted by applicable law).

          (e) Third Party Payors; Medicare. To the extent required in the ordinary course of their business, the Company and each Subsidiary is qualified for the conduct of the Company's business in the ordinary and regular course, for participation in the Medicare program and is a party to provider agreements for such programs which are in full force and effect with no events of default having occurred thereunder, except as set forth in Schedule 3.18(e) and such exceptions that would not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of the Subsidiaries has filed or will timely file all claims or other reports required to be filed with respect to the purchase of services by third-party payors, including, but not limited to, the Medical Reimbursement Programs. All such claims or reports are or will be complete and accurate in all material respects. The Company and each of the Subsidiaries has paid or has properly recorded on the Company's financial statements all actually known and undisputed refunds, discounts or adjustments which have become due pursuant to such claims, and neither the Company nor any Subsidiary has any material liability to any payor with respect thereto, except as has been fully reserved for in the Company's financial statements. Except as set forth in Schedule 3.18(e), there are no pending appeals, overpayment determinations, adjustments, challenges, audits, litigation, or notices of intent to reopen Medicare claims determinations or other reports required to be filed by the Company or any Subsidiary in order to be paid by a payor for services rendered. Neither the Company nor any of the Subsidiaries, nor any of their respective directors, officers, employees, partners, consultants or stockholders has been convicted of, or pled guilty or nolo contendere to, patient abuse or neglect, or any other Medicare program-related offense. Neither the Company nor any of the Subsidiaries, nor any of their respective directors, officers, stockholders, or to the Company's knowledge, their current employees, partners or consultants, has committed any offense which may serve as the basis for suspension or exclusion from the Medicare program, including, but not limited to, defrauding a government program, loss of a license to provide health care services, and failure to provide quality care.

          (f) Fraud and Abuse. The Company, each of the Subsidiaries, and their respective directors, officers and employees and the other persons and entities providing professional services for the Company and the Subsidiaries, have not engaged in any activities which are in violation of Sections 1128A, 1128B, 1128C or 1877 of the Social Security Act (42 U.S.C. ss.ss. 1320a-7a, 1320a-7b, 1320a-7c and
1395nn), the False Claims

Act (31 U.S.C. ss. 3729 et seq.), the False Statements Acts (18 U.S.C. ss. 2002), the Program Fraud Civil Penalties Act (31 U.S.C. ss. 3801 et seq.), California Business and Professions Code ss.ss. 650, 650.01 and 650.01, California Labor Code ss.ss. 139.3 and 139.31, California Health and Safety Code ss. 445, California Welfare and Institutions Code ss.ss. 14107, 14107.2 and 14107.3, or related regulations or other federal or state laws and regulations, including, but not limited to, the following:

          (i) knowingly and wilfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

          (ii) knowingly and wilfully making or causing to be made a false statement or representation of a material fact for use in determining rights to any benefit or payment;

          (iii) failure to disclose knowledge by a Medicare or Medicaid claimant or a claimant under any Medical Reimbursement Program of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment;

          (iv) knowingly and wilfully offering, paying, soliciting or receiving any renumeration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (i) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by any Medical Reimbursement Program or (ii) in return for purchasing, leasing, or ordering, or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by any Medical Reimbursement Program; or

          (v) referring or billing a patient for designated health services (as defined in 42 U.S.C. ss. 1395nn) or providing designated health services to a patient upon a referral from an entity or person with which the physician or an immediate family member has a financial relationship, and to which no exception under 42 U.S.C. ss. 1395nn applies.

     Section 3.19 Vote Required. The affirmative vote of the holders of a majority (including the Advancing Party and its Controlled Affiliates (as defined in the Stockholders Agreement) for purposes of determining a quorum but not for determining a majority) of the outstanding shares of Company Common Stock entitled to vote hereon and duly present in person or by proxy at a meeting duly called to vote hereon (and with each share of Company Common Stock entitled to one vote per share) is the only vote of the holders of any class or series of Company Stock necessary to approve this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby. The record date for such vote will be established on or after the date of the Initial Closing.

     Section 3.20 Brokers or Finders. No agent, broker, investment banker or other firm or person, including any of the foregoing that is an Affiliate of the Company, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company in connection with this Agreement or the Transaction Documents or any of the transactions contemplated hereby or thereby for which Buyer or any of its Affiliates will be responsible other than Salomon Brothers Inc (the "Broker"). The fee of the Broker shall be paid by the Company pursuant to a separate agreement between the Company and the Broker. The Company agrees to indemnify and hold harmless Buyer and its successors and assigns from and against any and all claims, losses, liabilities and expenses, including without limitation reasonable attorneys' fees, disbursements and charges, arising out of any claim or demand for commissions or other compensation for bringing about this transaction by any agent, broker, investment banker or other firm or person, including without limitation the Broker, who claims to have dealt with the Company in connection with this Agreement or the Transaction Documents or any of the transactions contemplated hereby or thereby.

     Section 3.21 Knowledge Defined. As used herein, the phrase "to the Company's knowledge" (or words of similar import) means the actual knowledge of any of Gary L. Davidson, John A. Booty, David P. Collins, Graham P. Espley-Jones, Sheila M. Muldoon, Patrick M. Donovan, Erik K. Davidson, Brian Flornes and each president of each division of the Company and includes any facts, matters or circumstances (i) set forth in the files maintained by such person, (ii) that would be known by such persons after the exercise of reasonable inquiry and (iii) set forth in any written notice from any Government Authority or any other material written notice received by the Company or any of its Subsidiaries from any other person, and also including any matter of which Buyer informs the Company in writing.

     Section 3.22 Delivery of Schedules. The Company hereby covenants that all schedules to be delivered pursuant to this Article 3 shall be delivered by the Company on or prior to the date 7 Business Days from the date hereof (such date, the "Schedule Delivery Date").

     Section 3.23 Certain Information. If Buyer obtains knowledge prior to the Initial Closing that any of representations or warranties of the Company set forth in this Article 3 are untrue in any respect and Buyer nevertheless elects to acquire Company Common Stock at the Initial Closing, then such breach shall be deemed to have been waived by the Buyer and the Company shall have no liability to Buyer in respect thereof. For the purposes of this Section, Buyer shall be deemed to have knowledge of any such matter only if (i) such matter is set forth in a schedule to this Agreement, (ii) such matter was set forth in a letter, memorandum or other written communication from the Company that specifically states that such letter, memorandum or other written communication is being delivered pursuant to this Section 3.23 or (iii) Buyer has actual knowledge of such matter a result of its due diligence review contemplated by this Agreement.


                               ARTICLE 4

   Representations and Warranties of Buyer and the Advancing Party

     Buyer and the Advancing Party hereby jointly and severally represent and warrant to the Company as follows:

     Section 4.1 Organization.

          (a) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has all requisite power and authority to enter into this Agreement and the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder.

          (b) The Advancing Party is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Advancing Party has all requisite power and authority to enter into this Agreement and the

Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder.

     Section 4.2 Due Authorization. The execution, delivery and performance of this Agreement and the Transaction Documents to which Buyer and the Advancing Party are parties have been duly and validly authorized by all necessary action on the part of Buyer and the Advancing Party. This Agreement and the Transaction Documents to which Buyer and the Advancing Party are parties have been duly executed and delivered by each of Buyer and the Advancing Party for itself and constitute the valid and legally binding obligations of Buyer and the Advancing Party, enforceable against Buyer or the Advancing Party, as the case may be, in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights or general principles of equity.

     Section 4.3 Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement nor the performance by Buyer or the Advancing Party, as the case may be, of its obligations hereunder will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien or charge of any kind upon any of the properties or assets of Buyer or the Advancing Party, as the case may be, pursuant to, or require any consent, approval or other action by or any notice to or filing with any Government Authority pursuant to, the organizational documents or agreements of Buyer or the Advancing Party, as the case may be, or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation by which Buyer or the Advancing Party, as the case may be, is bound, except for filings after any Closing under Section 13(d) or
Section 16 of the Exchange Act.

     Section 4.4 Acquisition for Investment; Sophistication; Source of
Funds.

          (a) Buyer is acquiring the Company Common Stock being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and Buyer has no present intention or plan to effect any distribution of shares of Company Common Stock, provided that the disposition of Company Common Stock owned by Buyer shall at all times be and remain within its control, subject to the provisions of this Agreement and the Transaction Documents.

          (b) Buyer is able to bear the economic risk of the acquisition of Company Common Stock pursuant hereto and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment. At the Initial Closing and at each subsequent Closing, the Advancing Party shall have available and shall advance to Buyer all of the funds necessary to satisfy Buyer's obligations hereunder and to pay any related fees and expenses in connection with the foregoing.

          (c) Each of Buyer and the Advancing Party is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.


     Section 4.5 Proxy Statement. None of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Proxy Statement will, as of the date the Proxy Statement is first mailed to the stockholders of the Company and as of the time of the meeting of the stockholders of the Company in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 4.6 Brokers or Finders. No agent, broker, investment banker or other firm or person, including any of the foregoing that is an Affiliate of Buyer, or the Advancing Party, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Buyer or the Advancing Party in connection with this Agreement or any of the transactions contemplated hereby for which the Company or any of its Affiliates will be responsible. Buyer agrees to indemnify and hold harmless the Company from and against any and all claims, losses, liabilities and expenses, including without limitation reasonable attorneys' fees, disbursements and charges, arising out of any claim or demand for commissions or other compensation for bringing about this transaction by any agent, broker, investment banker or other firm or person (excluding the Broker) who claims to have dealt with the Buyer in connection with this Agreement or the Transaction Documents or any of the transactions contemplated hereby or thereby.

     Section 4.7 Investment Company Matters. Neither the Advancing Party nor Buyer is, and after giving effect to the purchase of Company Common Stock contemplated hereby neither will be, an "investment company" or an entity "controlled" by an "investment Company", as such terms are defined in the Investment Company Act of 1940, as amended.


                               ARTICLE 5

                    Covenants Relating to Closings

     Section 5.1 Taking of Necessary Action.

          (a) Each party hereto agrees to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Transaction Documents, subject to the terms and conditions hereof and thereof, including all actions and things necessary to cause all conditions precedent set forth in Article 7 to be satisfied.

          (b) As promptly as practicable after the date hereof, the Company shall prepare and file with the SEC a preliminary proxy statement (the "Proxy Statement") by which the Company's stockholders will be asked to approve, among other things, the issuance of shares of Company Common Stock contemplated hereby. The Proxy Statement as initially filed with the SEC, as it may be amended and refiled with the SEC and as it may be mailed to the Company's stockholders, shall be in form and substance reasonably satisfactory to Buyer. The Company shall use its reasonable efforts to respond to any comments of the SEC and to cause the Proxy Statement to be mailed to the Company's stockholders at the earliest practicable time. As promptly as practicable after the date hereof, the Company shall prepare and file any other filings required of the Company or its Subsidiaries under the Exchange Act, the Securities Act or any other federal, state or local laws relating to this Agreement and the transactions contemplated hereby, and state takeover laws (the "Other Filings"). The Company and Buyer will notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply each other with copies of all correspondence between each of them or any of their respective representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. The Proxy Statement and any Other Filing shall comply in all material respects with all applicable requirements of law. Buyer shall provide the Company all information about Buyer required to be included or incorporated by reference in the Proxy Statement or any Other Filing and shall otherwise cooperate with the Company in taking the actions described in this paragraph. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or Buyer, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, such amendment or supplement. Subject to the provisions of Section 5.6, the Proxy Statement shall include the recommendation of the Board of Directors of the Company that the stockholders of the Company vote in favor of and approve the Amended Company Charter and the issuance of Company Common Stock pursuant to this Agreement.

          (c) The Company shall call a meeting of its stockholders to be held as promptly as practicable (and in no event later than December 31, 1997) for the purpose of voting upon the transactions (including the issuance of Company Common Stock) contemplated hereby; provided that should a quorum not be obtained at such meeting of the stockholders, the meeting of the stockholders shall be postponed or adjourned (but in no event to a date later than December 31, 1997) in order to permit additional time for soliciting and obtaining additional proxies or votes.

          (d) The Company shall obtain the consents set forth in each of Schedules 3.4(d)-A and 3.4(d)-B.

          (e) Except as provided on Schedule 5.1(e), from the date hereof until the sooner to occur of (A) the date on which the Investor Nominees (as defined in the Stockholders Agreement) first become members of the Board, and (B) if the Stockholder Approval vote fails, the date of the stockholder meeting at which the Stockholder Approval failed, (i) no grant or award of options or other similar equity-related or incentive compensation shall be made pursuant to or by amendment to the agreements listed on Schedule 3.9(e), and (ii) any employment, stock option or other agreement entered into and which contains a change-of-control or similar provision shall contain only a change-of-control provision approved by Buyer.

     Section 5.2 Registration Rights Agreement. Concurrent with the execution of this Agreement, the Company, the Advancing Party and Buyer shall enter into the Registration Rights Agreement.

     Section 5.3 Stockholders Agreement. Concurrent with the execution of this Agreement, the Company, the Advancing Party and Buyer shall enter into the Stockholders Agreement.

     Section 5.4 Public Announcements; Confidentiality.

          (a) Subject to each party's disclosure obligations imposed by law and any stock exchange or similar rules and the confidentiality provisions contained in Section 5.4(b), all news releases and other public information disclosures with respect to this Agreement and the Transaction Documents and any of the transactions contemplated hereby or thereby will require the mutual approval of Buyer and the Company before such release or disclosure is made. If a party is required by law or any stock exchange or similar rule to issue a news release or other public announcement, it shall advise the other party in advance thereof and use reasonable best efforts to cause a mutually agreeable release or announcement to be issued.

          (b) Buyer agrees that all information provided to Buyer or any of its representatives pursuant to this Agreement shall be kept confidential, and Buyer shall not (x) disclose such information to any persons other than the directors, officers, employees, financial advisors, investors, lenders, legal advisors, accountants, consultants and affiliates of Buyer who reasonably need to have access to the confidential information and who are advised of the confidential nature of such information or (y) use such information in a manner which would be detrimental to the Company; provided, however, the foregoing obligation of Buyer shall not (i) relate to any information that (1) is or becomes generally available other than as a result of unauthorized disclosure by Buyer or by persons to whom Buyer has made such information available, (2) is or becomes available to Buyer on a non- confidential basis from a third party that is not, to Buyer's knowledge, bound by any other confidentiality agreement with the Company, or (ii) prohibit disclosure of any information if required by law, rule, regulation, court order or other legal or governmental process.

          (c) When requested by the Company, Buyer shall immediately return or destroy (and confirm in writing to the Company such fact) the confidential information, including all copies, reproductions, summaries, or extracts thereof, then in Buyer's or its representatives' possession, excluding this Agreement and the Transaction Documents, and shall not retain any copies, extracts or other reproductions in whole or in part of such material, other than this Agreement and the Transaction Documents. Such return shall not abrogate Buyer's continuing obligations under this Agreement. This provision shall not survive the Initial Closing.

          (d) In the event that Buyer is requested or required (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the confidential information, Buyer shall provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy. In the event such protection or other remedy is not obtained and Buyer is required to provide such confidential information or stand subject to contempt or other censure or penalty, Buyer shall give the Company written notice of the confidential information to be disclosed as far in advance of its disclosure as is practicable and, upon the Company's request and at the Company's expense, use it reasonable efforts to obtain assurances that confidential treatment will be accorded to such confidential information. In the event such information is requested, or is the subject of a subpoena, pursuant to an informal or formal inquiry or investigation by the SEC, any U.S. state securities or blue sky authority, and U.S. or foreign stock exchange or regulatory authority, Buyer shall be free to disclose such information thereto without a protective order.

          (e) Buyer and the Company agree that money damages would not be a sufficient remedy for any breach of the Agreement by the other party or its representatives and that in addition to all other remedies the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, Buyer further agrees to waive and to use its best efforts to cause its representatives to waive an requirement for the securing or posting of any bond in connection with such remedy.

     Section 5.5 Conduct of the Business.

          (a) Except for transactions contemplated hereby, during the period from the date of this Agreement to the earlier of (A) the date on which the Investor Nominees (as defined in the Stockholders Agreement) first become members of the Board and (B) if the Stockholder Approval vote fails, the date of the stockholder meeting at which the Stockholder Approval failed, each of the Company and each Subsidiary, except as otherwise consented to or approved by Buyer in writing or as permitted or required hereby or set forth on Schedule 5.5(a), (x) will conduct its business and will engage in transactions only in the ordinary course consistent with past practice, and (y) will not:

          (i) acquire in a single transaction or group of related transactions, whether by merger, consolidation, purchase of stock or assets or other business combination, any business or assets having a value in excess of 1% of the Company's assets;

          (ii) sell or dispose in a single transaction or group of related transactions, whether by merger, consolidation, sale of stock or assets or other business combination, any business or assets having a value in excess of 1% of the Company's assets;

          (iii) incur or issue any additional indebtedness (including for this purpose any indebtedness evidenced by notes, debentures, bonds, leases or other similar instruments, or secured by any lien on any property, conditional sale obligations, obligations under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities arising in the ordinary course of business) and obligations under letters of credit or similar credit transactions) in a single transaction or group of related transactions, enter into a guaranty, or engage in any other financing arrangement having a value in excess of 1% of the Company's assets;

          (iv) approve any annual operating budgets of the Company;

          (v) make any material change in the executive management of the Company or enter into any material agreement or arrangement with any members of the executive management of the Company;

          (vi) except for grants of options or the issuance of shares of Company Common Stock pursuant to the agreements listed on
     Schedule 3.3(a), change the number of shares of the authorized or issued capital stock of the Company or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to the authorized or issued capital stock of the Company, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of the capital stock of the Company or declare, set aside or pay any extraordinary dividend, other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock of the Company, or redeem or otherwise acquire any shares of such capital stock other than, (i) to a wholly owned Subsidiary thereof or (ii) to directors or employees of the Company or a Subsidiary in connection with any employee benefit plan approved by the shareholders of the Company (provided, however, that in connection with any transaction described in this clause, Buyer shall be entitled, to the extent so provided in Section 4.2 of the Stockholders Agreement, to a participation right on the terms set forth in Section 4.2 of the Stockholders Agreement as if all of the Purchased Shares were issued and owned by Buyer at the time of such transaction, with any additional shares of capital stock (as such term is used in Section 4.2 of the Stockholders Agreement) which Buyer shall have the right to purchase by virtue of such participation right to be issued and purchased only at the time of the Subsequent Closing, and subject to the satisfaction or waiver of the conditions applicable to the purchase of Purchased Shares thereat);

          (vii) change the Company's dividend policy;

          (viii) amend or otherwise modify, or terminate, any material Contract, or enter into any joint venture, lease or management agreement or other material agreement of the Company;

          (ix) request any Subsequent Purchases;

          (x) transact with Affiliates;

          (xi) enter into any business other than the ownership, management, operation and development of assisted living facilities and businesses related thereto;

          (xii) pursuant to or within the meaning of any bankruptcy law, (i) commence a voluntary case, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) consent to the appointment of a custodian of it or for all or substantially all of its property, (iv) make a general assignment for the benefit of its creditors;

          (xiii) subject to the right of the Company to terminate this Agreement pursuant to Section 9.1(b)(iii) hereof, (i) sell, lease, transfer, convey or otherwise dispose (other that by way of merger or consolidation), in one or a series of related transactions, all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any person, (ii) adopt a plan relating to the liquidation or dissolution of the Company, or (iii) the consummate any transaction (including, without limitation, any merger or consolidation) the result of which is that any person other than the Buyer, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of stock having more than 50% of the voting power of the Company;

          (xiv) change any provision of the Company Charter or the Company By-laws;

          (xv) purchase or lease or enter into a binding agreement to purchase or lease any real property without Buyer's prior written consent, including the purchase of any of the properties which are the subject of the purchase agreements, letters of intent or other arrangements described in Schedule 3.11(b) or the other Schedules hereto;

          (xvi) enter into any employment agreement, or permit any of its Subsidiaries to enter into any employment agreement with any officer or other employee;

          (xvii) make or change any tax election, change any annual tax accounting period, adopt or change any method of tax accounting, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund or fail to make any Tax payments or consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment if any such actions, individually or in the aggregate, would have the effect of materially increasing the Tax liability of or reducing any Tax Asset of the Company or any of its Subsidiaries or Affiliated Limited Partnerships; or

          (xviii) adopt any "poison pill" or other similar shareholders' rights plan.

The Buyer will use reasonable efforts to approve any matter as to which the Company has requested Buyer's consent under this Section; provided, however, that Buyer shall be deemed to have consented to such matter if Buyer has not approved or disapproved such matter within ten calendar days of receipt (by any means other than facsimile transmission) of all documents related to such matter accompanied by a notice to Buyer stating that if Buyer fails to approve or disapprove such matter within ten (10) calendar days Buyer shall be deemed to have approved such matter.

          (b) During the period from the date of this Agreement until the earlier of (i) a Termination Event and (ii) if the Stockholder Approval vote fails, the date of the stockholder meeting at which the Stockholder Approval failed, each of the Company and each Subsidiary will not engage in the actions set forth in Section 5.5(a)(xii) through (xiv), except as otherwise consented to or approved by Buyer in writing. The provisions of this Section 5.5(b) shall survive until a Termination Event, if any, shall have occurred.

     Section 5.6 No Solicitation of Transactions. Unless and until this Agreement is terminated in accordance with its terms, none of the Company or its Subsidiaries shall, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or take any other action to facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or knowingly permit any of the officers, directors or employees of such party or any of its Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's Subsidiaries to take any such action, and the Company shall notify Buyer orally (within one Business Day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which any officer or director of the Company may receive relating to any of such matters and if such inquiry or proposal is in writing, the Company shall deliver to Buyer a copy of such inquiry or proposal; provided, however, that nothing contained in this Section shall prohibit the Board from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or prohibit the Board from taking such other actions as may be required to comply with its fiduciary obligations. If the Board determines with the advice of counsel that failure to do so could be held to violate its fiduciary duties, it may provide information in response to an unsolicited proposal. If the Company receives a bona fide proposal for a Competing Transaction that the Board determines in good faith (based on the advice of a nationally recognized financial advisor) may provide greater value to the Company and its stockholders than the transactions contemplated by this Agreement, it may enter into negotiations with respect to such proposal. The Company will notify Buyer of any such superior proposal not less than two Business Days prior to entering into any definitive agreement with respect to a Competing Transaction; provided, however, that in no event shall the Company enter into a definitive agreement with respect to a Competing Transaction less than five Business Days after the Company's initial notification to Buyer of an inquiry or proposal relating to a Competing Transaction. Within the two-Business-Day or five-Business-Day period referred to above, Buyer may propose an improved transaction.

     Section 5.7 Information and Access. From the date hereof until the date on which the Remaining Equity Commitment shall be zero, (i) the Company and its Subsidiaries shall afford to Buyer and Buyer's accountants, counsel and other representatives full and reasonable access during normal business hours (and at such other times as the parties may mutually agree) to its properties, books, contracts, commitments, records and personnel and, during such period, shall furnish promptly to Buyer (1) a copy of each report, schedule and other document filed or received by it pursuant to the requirements of the Securities Laws, and (2) all other information concerning their businesses, personnel and the Company

Properties as Buyer may reasonably request, and (ii) without limiting the generality of the foregoing, Buyer shall have the right to (1) conduct or cause to be conducted an environmental, physical, structural, electrical, mechanical and other inspection and review of any Company Properties, for which inspection Buyer will and hereby does indemnify and hold the Company harmless from any and all damages whatsoever caused by such inspection, or (2) request that the Company update, at Buyer's expense, any existing reports, reviews or inspections thereof, in which case the Company shall promptly so update its reports, reviews and inspections and cause them to be certified to Buyer by the firm or person who prepared such report or conducted such review or inspection. Buyer and its accountants, counsel and other representatives shall, in the exercise of the rights described in this Section, not unduly interfere with the operation of the businesses of the Company or its Subsidiaries.

     Section 5.8 Notification of Certain Matters. Each of Buyer and the Company shall use its good faith efforts to notify the other party in writing of its discovery of any matter that would render any of such party's or the other party's representations and warranties contained herein untrue or incorrect in any material respect, but the failure of either party to so notify the other party shall not be deemed a breach of this Agreement.

     Section 5.9 HSR Filing. Each of Buyer and the Company shall use its best faith efforts to comply as soon as possible with the requirements of the HSR Act to the extent applicable to the transactions contemplated by this Agreement and the Transactions Documents and shall make their initial filings with the Federal Trade Commission and the United States Department of Justice as soon as practical. Each of Buyer and the Company agrees to use its best faith efforts to satisfy any requests for additional information or other requirements imposed by the Federal Trade Commission or the Department of Justice in connection with the transactions contemplated by this Agreement and the Transactions Documents as soon as practical and, if requested by any party to this Agreement, to request early termination of any waiting period otherwise imposed by statute.

     Section 5.10 Amendment of Company By-laws. The Company shall take all action necessary to amend the Company By-laws to provide that, from and after the date on which the Investor Nominees (as defined in the Stockholders Agreement) first become members of the Board until a Termination Event, if any, (i) the Board will be increased to eleven members, (ii) any action other than in the ordinary course and the appointment of members of the Company's audit and compensation committees, including without limitation actions described in Section 5.5(a), will require (x) the affirmative vote of at least eight members of the board acting at a duly convened meeting of the Board or
(y) with respect to certain matters to be agreed upon by the Company and Buyer prior to the Initial Closing, will require the affirmative vote or at least four members of the Executive Committee acting at a duly convened meeting of the Executive Committee and (iii) the Investor Nominees (as such term is defined in the Stockholders Agreement) shall be entitled to vote in favor of directing the Company to make any Subsequent Closing but shall not be entitled to vote if a proposed request to make any Subsequent Closing has been otherwise approved by a majority of the members of the Board who are not Investor Nominees. The Company By-laws shall also provide that to the maximum extent permitted by law the Executive Committee shall be delegated the authority to approve any matter described in clause (ii) of the immediately preceding sentence.

                               ARTICLE 6

                     Certain Additional Covenants

     Section 6.1 Resale. Buyer acknowledges and agrees that the Company Common Stock that Buyer will acquire in any Stock Purchase will not be registered under the Securities Act and may only be sold or otherwise disposed of in one or more transactions registered under the Securities Act and, where applicable, relevant state securities laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such state securities laws is available, and Buyer agrees that the certificates representing such Company Common Stock shall bear a legend with respect to the restrictions on transfer under the Securities Act and under applicable state securities laws. Prior to any proposed transfer of the Purchased Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act, Buyer will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Purchased Shares may be sold or otherwise transferred without registration under the Securities Act. The Company will remove the legend relating to Securities Act restrictions from any Purchased Shares at any time two years after issuance if Buyer delivers to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that such Purchased Shares are no longer subject to transfer restrictions under the Securities Act. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each stock certificate for the Purchased Shares shall bear any restricted securities legend required pursuant to the Stockholders Agreement, unless such legend is no longer required thereunder.

     Section 6.2 Use of Funds. The Company shall use the funds received from Stock Purchases to (i) reduce indebtedness of the Company, (ii) fund the acquisition, development and redevelopment of assisted living facilities and (iii) pay expenses pursuant to Section 9.3.

     Section 6.3 Guarantee. The Advancing Party hereby unconditionally and irrevocably guarantees and agrees to be responsible for the payment and performance of all of Buyer's obligations hereunder.

     Section 6.4 Loan. The Advancing Party will arrange a $15 million bank loan for the Company on commercially reasonable terms by August 15, 1997, which loan will be repaid in full by the Company from proceeds of the sale of Purchased Shares at the Initial Closing.

                               ARTICLE 7

                        Conditions to Closings

     Section 7.1 Conditions of Purchase at Initial Closing. The obligation of Buyer to purchase and pay for the Purchased Shares at the Initial Closing is subject to satisfaction or waiver of each of the following conditions precedent:

          (a) HSR Filing. Buyer and the Company shall have received authorization under the HSR Act to enter into the transactions contemplated by this Agreement.

          (b) Due Diligence. Buyer shall have completed its due diligence investigations of the Company and shall not have elected to terminate this Agreement as provided in Section 9.1(a).

          (c) Loan Repayment. The Company shall repay in full any loans made pursuant to Section 6.4 from the proceeds of the sale of Purchased Shares at the Initial Closing.

     Section 7.2 Conditions to Purchase at Second Closing. The obligations of Buyer to purchase and pay for the Purchased Shares at the Second Closing are subject to satisfaction or waiver of each of the following conditions precedent:

          (a) Stockholder Approval. The issuance of Company Common Stock pursuant to this Agreement and the other transactions contemplated by this Agreement and the Transaction Documents shall have been approved by the majority vote (including Company Common Stock owned by the Advancing Party and its Controlled Affiliates (as defined in the Stockholders Agreement) for purposes of determining a quorum but not for determining a majority) of the Company's stockholders ("Stockholder Approval").

          (b) Company Charter. The Company Charter shall be amended to allow the expansion of the Board of Directors as provided for in the Stockholders Agreement.

          (c) Company By-laws. The Company By-laws shall be amended substantially in the form attached hereto as Exhibit C, which form (i) amends Section 3.10 of the Company By-laws to require a supermajority vote of the Board for all actions taken by the Board and (ii) requires Board approval for all actions specified in Section 5.10 of this Agreement.

     Section 7.3 Conditions of Purchase at All Closings. The obligations of Buyer to purchase and pay for the Purchased Shares at each Closing (including the Initial Closing and any Subsequent
Closing, except where otherwise indicated) are subject to satisfaction or waiver of each of the following conditions precedent:

          (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the relevant Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that speak as of a specific date or time other than such Closing Date (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.3(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreements of the Company to be performed on or before the relevant Closing Date in accordance with this Agreement shall have been duly performed in all respects, other than (except for the Company's obligation to deliver the relevant shares of Company Common Stock at the relevant Closing and in, the case of the Initial Closing, the covenants set forth in Sections 5.1(e), 5.2 and 5.3, as to which the proviso set forth in this other-than clause shall not apply) for such failures to have been performed as would not in the aggregate reasonably be expected to have a Material Adverse Effect (provided, however that if any such covenant or agreement is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of determining whether this condition has been satisfied, such materiality or Material Adverse Effect or qualification will be in all respects ignored and such covenant or agreement shall have been performed in all respects without regard to such qualification (but subject to the overall exception as to Material Adverse Effect set forth immediately prior to this proviso)). As to each Closing other than the Initial Closing, no condition to the obligations of Buyer to purchase and pay for the Purchased Shares at the Initial Closing, and that was not duly waived by Buyer, shall have failed to be satisfied as of the Initial Closing. The Company shall have delivered to Buyer at the relevant Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to Buyer dated the relevant Closing Date to such effect. In making any determination as to Material Adverse Effect under this Section 7.3(a), the matters set forth in such Section shall be aggregated and considered together.

          (b) No Material Breach. The Company shall be in compliance in all material respects with its covenants and other obligations under this Agreement and the Transaction Documents. The Company shall have satisfied the conditions of Section 7.3(a), except in each case for any Breaching Matters waived by Buyer in accordance with the terms hereof.

          (c) No Injunction. There shall not be in effect any final order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no pending Actions which would reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby or to issue the Purchased Shares.

          (d) Consents. The Company shall have obtained (i) the consents set forth in Schedule 3.4(d)-A in the case of the Initial Closing, (ii) the consents set forth in Schedule 3.4(d)-B in the case of Subsequent Closings and (iii) with respect to any Subsequent Closing that would result in Buyer owning more than 48.9% of then outstanding Company Common Stock, the written consent of Meditrust Acquisition Corporation III satisfactory in form and substance to Buyer.

          (e) No Material Adverse Change. Since March 31, 1997, there shall not have been any change, circumstance or event which has had or would reasonably be expected to have a Material Adverse Effect.

     Section 7.4 Conditions of Sale. The obligation of the Company to issue and sell any Purchased Shares at any Closing (including the Initial Closing and each Subsequent Closing, except where otherwise indicated below) is subject to satisfaction or waiver of each of the following conditions precedent:

          (a) Representations and Warranties; Covenants. The representations and warranties of Buyer and the Advancing Party contained herein shall have been true and correct in all respects on and as of the date hereof, and shall be true and correct in all respects on and as of the relevant Closing Date with the same effect as though such representations and warranties had been made on and as of the relevant Closing Date (except for representations and warranties that speak as of a specific date or time other than such Closing Date (which need only be true and correct in all respects as of such date or time)), other than, in all such cases, such failures to be true and/or correct as would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Company or Buyer's ability to consummate the transactions contemplated hereby; provided, however, that if any of the representations and warranties is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of this Section 7.4(a) such materiality or Material Adverse Effect qualification will be in all respects ignored (but subject to the overall standard as to Material Adverse Effect set forth immediately prior to this proviso). The covenants and agreement, of Buyer to be performed on or before the relevant Closing Date in accordance with this Agreement shall have been duly performed in all respects, other than (except for Buyer's obligation to pay the relevant Purchase Price at the relevant Closing, and, as to the Initial Closing, except for Buyer's covenants set forth in Sections 5.2 and 5.3, as to which the proviso set forth in this other-than clause shall not apply) for such failures to have been performed as would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Company or Buyer's ability to consummate the transactions contemplated hereby (provided, however, that if any such covenant or agreement is already qualified in any respect by materiality or as to Material Adverse Effect for purposes of determining whether this condition has been satisfied, such materiality or Material Adverse Effect qualification will be in all respects ignored and such covenant or agreement shall have been performed in all respects without regard to such qualification (but subject to the overall exception as to Material Adverse Effect set forth immediately prior to this proviso)). Buyer shall have delivered to the Company at the relevant Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to the Company dated the relevant Closing Date to such effect.

          (b) Stockholder Approval. Except in the case of the Initial Closing, the issuance of the Company Common Stock pursuant to this Agreement shall have received Stockholder Approval.

          (c) No Injunction. There shall not be in effect any final order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no pending Actions which would reasonably be expected to have a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby or to acquire the Purchased Shares.

          (d) Consents. The Company shall have obtained (i) the consents set forth in Schedule 3.4(d)-A in the case of the Initial Closing, (ii) the consents set forth in Schedule 3.4(d)-B in the case of Subsequent Closings and (iii) with respect to any Subsequent Closing resulting in Buyer acquiring more than 48.9% of then outstanding Company Common Stock, the consent of Meditrust Acquisition Corporation III with respect to that portion of the Subsequent Closing that exceeds 48.9% of then outstanding Company Common Stock, provided, however, that such consent will only be required with respect to Purchased Shares of the Subsequent Closing exceeding 48.9% and failure to receive such consent will be a condition precedent only with respect to such Purchased Shares.


                               ARTICLE 8

                       Survival; Indemnification

     Section 8.1 Survival. Except as otherwise provided in this Agreement, all representations, warranties and (except as provided by the last sentence of this Section 8.1) covenants and agreements of the parties contained herein, including indemnity or indemnification agreements contained herein, or in any Schedule or Exhibit hereto, or any certificate, document or other instrument delivered in connection herewith shall survive the Initial Closing and any Subsequent Closing until the first anniversary of the latest of the Initial Closing and any Subsequent Closing. No Action or proceeding may be brought with respect to any of the representations and warranties, or any of the covenants or agreements which survive until such first anniversary, unless written notice thereof, setting forth in reasonable detail the claimed misrepresentation or breach of warranty or breach of covenant or agreement, shall have been delivered to the party alleged to have breached such representation or warranty or such covenant or agreement prior to such first anniversary; provided, however, that, if Buyer shall have complied with this Section 8.1, the damages for breach by the Company of any of the representations and warranties, or any of the covenants or agreements which survive until such first anniversary, shall be measured with respect to all of Buyer's purchases of Company Common Stock hereunder and not with respect only to Buyer's purchases hereunder made prior to such first anniversary, but such measurement shall not in any event include any shares of Company Stock that Buyer may have purchased other than from the Company. Those covenants or agreements that contemplate or may involve actions to be taken or obligations in effect after the Initial Closing (including Section 5.5(b)) shall survive in accordance with their terms.

     Section 8.2 Indemnification by Buyer or the Company.

          (a) Subject to Section 8.1, from and after any Closing Date, Buyer shall indemnify and hold harmless the Company, its successors and assigns, from and against any and all damages, claims, losses, expenses, costs, obligations, and liabilities, including liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement) (collectively, "Loss and Expenses") suffered, directly or indirectly, by the Company by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by Buyer in or pursuant to this Agreement, or (ii) any failure by Buyer or the Advancing Party to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages.

          (b) Subject to Section 8.1, from and after any Closing Date, the Company shall indemnify and hold harmless Buyer, its successors and assigns, from and against any and all Loss and Expenses, suffered, directly or indirectly, by Buyer by reason of, or arising out of, (i) any breach as of the date made or deemed made or required to be true of any representation or warranty made by the Company in or pursuant to this Agreement and any statements made in any certificate delivered pursuant to this Agreement, or (ii) any failure by the Company to perform or fulfill any of its covenants or agreements set forth herein. Notwithstanding any other provision of this Agreement to the contrary, in no event shall Loss and Expenses include a party's incidental or consequential damages.

          (c) Notwithstanding the foregoing, (i) neither Buyer nor the Company shall be responsible for any Loss and Expenses as provided by paragraphs (a) and (b), respectively, of this Section 8.2 until the cumulative aggregate amount of such Loss and Expenses suffered by Buyer or the Company, as the case may be, exceeds $100,000, in which case Buyer or the Company, as the case may be, shall then be liable for all such Loss and Expenses, and (ii) the cumulative aggregate indemnity obligation of each of Buyer and the Company under this
Section 8.2 shall in no event exceed the actual aggregate amount paid by Buyer for the shares of Company Common Stock purchased by it from the Company pursuant to this Agreement. Except with respect to third-party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the indemnifying party shall satisfy its obligations hereunder within 30 days of receipt of a notice of claim under this
Article 8.

     Section 8.3 Third-Party Claims. If a claim by a third party is made against an Indemnified Party and if such Indemnified Party intends to seek indemnity with respect thereto under this Article, such Indemnified Party shall promptly notify the indemnifying party in writing of such claims setting forth such claims in reasonable detail; provided, however, the foregoing notwithstanding, the failure of any Indemnified Party to give any notice required to be given hereunder shall not affect such Indemnified Party's right to indemnification hereunder except to the extent the indemnifying party from whom such indemnity is sought shall have been prejudiced in its ability to defend the claim or action for which such indemnification is sought by reason of such failure. The indemnifying party shall have 20 days after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided, however, that the Indemnified Party may participate in such settlement or defense through counsel chosen by such Indemnified Party, provided that the fees and expenses of such counsel shall be borne by such Indemnified Party. The Indemnified Party shall not pay or settle any claim which the indemnifying party is contesting. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the indemnifying party. If the indemnifying party does not notify the Indemnified Party within 20 days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

                               ARTICLE 9

                              Termination

     Section 9.1 Termination. (a) This Agreement may be terminated at any time prior to the Initial Closing by:

          (i) the mutual consent of the Company and Buyer;

          (ii) Buyer (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by the Company that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by the Company contained herein;

          (iii) the Company (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by Buyer that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by Buyer contained herein which has not been, or cannot be, cured within 30 Business Days after written notice of such breach is given to Buyer;

          (iv) Buyer, acting in its sole discretion, shall have elected to terminate this Agreement for any reason by notice to the Company given on or before the later to occur of July 23, 1997 and six Business Days after the date on which all the schedules contemplated by Section 3.22 are delivered to Buyer; or

          (v) either the Company or Buyer, if the Initial Closing shall not occur prior to December 31, 1997, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe any material covenant or agreement set forth herein required to be performed or observed by such party on or before the date of the Initial Closing.

          (b) This Agreement may be terminated at any time by:

          (i) either the Company or Buyer, in the event that the stockholders of the Company vote upon and fail to approve the issuance of Company Common Stock contemplated hereby (it being understood that the Initial Closing shall have occurred prior to the date of the meeting of holders of shares of Company Stock to so approve);

          (ii) Buyer, (1) if the Board shall have withdrawn, modified or failed to make or refrained from making its recommendation that the stockholders of the Company approve the issuance of Company Common Stock pursuant to this Agreement as provided for in Section 3.2(b) and Section 5.1(b) or (2) if the Board of Directors of the Company at any time refuses to reaffirm, at Buyer's request, such recommendation and its determination to make such recommendation to the stockholders of the Company, except, in each case, as permitted by Section 5.6, or (3) if no meeting at which the stockholders of the Company are asked to vote upon the transactions contemplated by this Agreement shall have duly occurred on or prior to December 31, 1997; or

          (iii) The Company, if the Board in compliance with Section
     5.6 hereof determines in good faith to terminate in favor of a Competing Transaction, subject to the Company's obligation to pay Buyer certain fees pursuant to Section 9.3 hereof.

     Section 9.2 Procedure and Effect of Termination. In the event of termination of this Agreement by either or both of the Company and Buyer pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Sections 3.20 and 4.7 (Brokers or Finders), 5.4 (Public Announcements; Confidentiality), 9.3 (Expenses), 10.2 (Governing law), and 10.4 (Notices), and, in the event of any termination following any Closing hereunder, the provisions of Article 8 (Survival; Indemnification), and any related definitional, interpretive or other provisions necessary for the logical interpretation of such provisions, shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement.

     Section 9.3 Expenses.

          (a) Except as set forth in this Agreement, whether or not any Stock Purchase is consummated and regardless of any reason for which this Agreement may have been terminated pursuant to Section 9.1 (other than Section 9.1(a)(iv)), all costs and expenses incurred by Buyer in connection with this Agreement and the transactions contemplated hereby, including without limitation, reasonable fees, expenses and reimbursements of counsel to Buyer, reasonable out-of-pocket expenses incurred by Buyer and Buyer's agents and representatives incurred in performing due diligence and all other reasonable out-of-pocket expenses incurred by Buyer in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby (collectively, "Buyer's Expenses") shall be paid by the Company. In the event this Agreement shall be terminated pursuant to Section 9.1(a)(iv), the Company's obligation to pay Buyer's Expenses shall be limited to the first $250,000 of Buyer's Expenses and one-half of the next $750,000 of Buyer's Expenses.

          (b) In addition to the rights of Buyer pursuant to Section
2.8 of this Agreement, if (i) the Board shall have not recommended stockholder approval of this Agreement and the transactions contemplated hereby (or shall have withdrawn or modified such a recommendation) and the Company's stockholders shall have failed for any reason (other than as a result of Buyer's breach of any of its material obligations hereunder) to approve the same by the requisite vote (as set forth in the definition of the term "Stockholder Approval") at the Company's stockholders' meeting held in accordance with the terms hereof, (ii) the Company shall have failed to duly convene such stockholders' meeting on or prior to December 31, 1997 or (iii) the Board shall have not recommended stockholder approval of this Agreement and the transactions contemplated hereby (or shall have withdrawn or modified such a recommendation) and the Second Closing has not occurred on or before January 31, 1997 (provided that Buyer is not in material default under this Agreement, that Buyer has not breached any of its representations and warranties in any material respect, and that Buyer has satisfied in all material respects its covenants relating to the Second Closing and contemplated by the terms hereof to be performed at or prior to the time of the Company's stockholders' meeting), then the Company shall make payment to Buyer by wire transfer, within five Business Days after the earliest to occur of the conditions set forth in clauses (i) through (iii) above, of the amount equal to the sum of (1) all amounts due Buyer pursuant to Section 9.3(a), (2) $6,000,000 as an adjustment to the purchase price of the Initial Number of Shares and (3) a breakup fee in the amount equal to $7,000,000 (the "Breakup Fee"). Alternatively, if the Board shall have recommended stockholder approval of this Agreement and the transactions contemplated hereby (and not withdrawn or modified such a recommendation) and either (i) the Company's stockholders shall have failed for any reason (other than as a result of Buyer's breach of any of its material obligations hereunder) to approve the same or (ii) the Second Closing has not occurred on or before January 31, 1998 (provided that Buyer is not in material default under this Agreement, that Buyer has not breached any of its representations and warranties in any material respect, and that Buyer has satisfied in all material respects its covenants relating to the Second Closing and contemplated by the terms hereof to be performed at or, prior to the Company's stockholder meeting) then the Company shall make payment to Buyer by wire transfer, within five Business Days after the stockholders' vote, of an amount equal to the sum of (1) all amounts due Buyer pursuant to Section 9.3(a) and (2) $8,650,000 as an adjustment to the purchase price of the Initial Number of Shares. If the transactions contemplated by this Agreement do not close as the result of the Company's knowing and wilful breach of a material representation, warranty or covenant contained herein or in any of the Transaction Documents (and Buyer shall not be in breach of any of its material obligations hereunder), the Company shall make payment to Buyer by wire transfer, within five Business Days after notice from Buyer to the Company of the occurrence of such event, of an amount equal to the sum of (1) all amounts due Buyer pursuant to Section 9.3(a) and (2) $13,000,000 as an adjustment to the purchase price of the Initial Number of Shares and as a breakup fee.


                              ARTICLE 10

                             Miscellaneous

     Section 10.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

     Section 10.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     Section 10.3 Entire Agreement. This Agreement (including agreements incorporated herein) and the Schedules and Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

     Section 10.4 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

         ARV Assisted Living, Inc.
         245 Fischer Avenue, D-1
         Costa Mesa, CA 92626
         Attention: Gary L. Davidson and Sheila Muldoon
         Telecopy Number: (714) 435-7102

         with a copy to:

         Latham & Watkins
         650 Town Center Drive, 20th Floor
         Costa Mesa, CA 90071
         Attention:  William J. Cernius
         Telecopy Number:  (714) 755-8290

or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

         Lazard Freres Real Estate Investors L.L.C.
         Thirty Rockefeller Plaza, 63rd Floor
         New York, NY 10020
         Attention: Robert P. Freeman, Murry N. Gunty & Klaus Kretschmann Telecopy Number: (212) 332-5980

         with a copy to:

         Cravath, Swaine & Moore
         825 Eighth Avenue
         New York, NY 10019
         Attention: Kevin J. Grehan, Esq.
         Telecopy Number: (212) 474-3700

     Section 10.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Buyer and the Advancing Party shall be permitted to assign any of their rights hereunder to any Affiliate of Buyer or the Advancing Party, provided that such Affiliate agrees to be bound hereby and by the Stockholders Agreement, and provided that Buyer and the Advancing Party shall remain liable hereunder, and provided that any bona fide financial institution to which any Buyer, the Advancing Party or any permitted transferee has Transferred (as that term is used in the Stockholders Agreement) (including upon foreclosure of a pledge) shares of Company Stock for the purpose of securing bona fide indebtedness of any Buyer and which has agreed to be bound by this Agreement and the Stockholders Agreement shall also be entitled to enforce the rights of Buyer and the Advancing Party hereunder.

     Section 10.6 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

     Section 10.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

     Section 10.8 Interpretation; Absence of Presumption.

          (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires,
(ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

     Section 10.9 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     Section 10.10 Further Assurances. The Company and Buyer agree that, from time to time, whether before, at or after any Closing Date, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents hereof.

     Section 10.11 Specific Performance. Buyer and the Company each acknowledge that, in view of the uniqueness of the parties hereto, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

     Section 10.12 Joint and Several Liability. The obligations and liabilities of Buyer and the Advancing Party under or in connection with this Agreement are joint and several.

     Section 10.13 Interpretation of Schedules. Any matter set forth on any Schedule shall be deemed to be referred to on all other
Schedules to which such matter logically relates and where such reference would be appropriate and can reasonably be inferred from the matters disclosed on the first Schedule as if set forth on such other Schedules.

     Section 10.14 Acknowledgment of Company's Right to Take Certain Actions. Notwithstanding anything to the contrary herein, the Company may, at its sole discretion, reincorporate the Company under the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

                         ARV ASSISTED LIVING, INC.



                         by: /s/ Gary L. Davidson
                             -----------------------------------
                              Name:  Gary L. Davidson
                              Title: Chairman
                                      & Chief Executive Officer


                         PROMETHEUS ASSISTED LIVING LLC

                              by:  Lazard Freres Real Estate Investors
                                   L.L.C., its sole member


                                   by: /s/ Robert P. Freeman
                                      ---------------------------
                                      Name:  Robert P. Freeman
                                      Title: President


                         LAZARD FRERES REAL ESTATE INVESTORS L.L.C.


                              by: /s/ Robert P. Freeman
                                  -------------------------------
                                 Name:  Robert P. Freeman
                                 Title: President

                         AMENDMENT TO STOCK PURCHASE AGREEMENT (this
                    "Amendment"), dated as of July 20, 1997, made by and between ARV Assisted Living, Inc., a California corporation (the "Company"), Lazard Freres Real Estate Investors L.L.C., a New York limited liability company or an Affiliate thereof (the "Advancing Party") and Prometheus Assisted Living LLC, a Delaware limited liability company and an affiliate of the Advancing Party ("Buyer"), amending that certain Stock Purchase Agreement dated as of July 14, 1997, made by and between the parties hereto (the "Agreement")(terms used herein but not defined have the meanings assigned to such terms in the Agreement).


          WHEREAS, the parties hereto have entered into the Agreement and now desire to modify certain terms thereof.

          NOW, THEREFORE, in consideration of the provisions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary in the Agreement and the Transaction Documents, the parties hereto hereby agree as follows:

          1. Section 5.9, Section 6.4, Section 7.1(a) and Section
7.1(c) of the Agreement are hereby deleted.

          2. Section 2.3 of the Agreement is hereby replaced in its entirety as follows:

          "Section 2.3 Initial Closing. Subject to the terms and conditions hereof, immediately following the date on which the applicable conditions set forth in Sections 7.1, 7.3 and 7.4 shall have been satisfied or duly waived, Buyer will purchase and acquire (and the Advancing Party shall advance sufficient funds for such purchase) from the Company, and the Company will sell, convey, assign, transfer and deliver to Buyer, the Initial Number of Shares of Company Common Stock, and Buyer will pay to the Company the Purchase Price for such shares of Company Common Stock (the "Initial Closing"); provided, however, that if the applicable conditions set forth in Sections 7.1, 7.3 and 7.4 shall have been duly satisfied or waived prior to July 31, 1997, Buyer shall have the option, at its sole discretion, to consummate the Initial Closing by purchasing (i) 1,064,286 of the Initial Number of Shares on the date such conditions are satisfied or waived and (ii) 856,726 of the Initial Number of Shares on a date to be determined at Buyer's election but which date shall be prior to August 1, 1997 (unless expressly provided for herein, each such date on which shares are purchased pursuant to clauses (i) and (ii) of this proviso shall be separately considered an Initial Closing for purposes of this Agreement)."

          3. The last sentence of Section 3.19 of the Agreement is hereby replaced in its entirety as follows:

          "The record date for such vote will be established on or after the latest date that shares are purchased at the Initial Closing."

          4. The first sentence of Section 3.23 of the Agreement is hereby replaced in its entirety as follows:

          "If Buyer obtains knowledge prior to the first date on which shares are purchased at the Initial Closing that any of representations or warranties of the Company set forth in this Article 3 are untrue in any respect and Buyer nevertheless elects to acquire Company Common Stock at the Initial Closing, then such breach shall be deemed to have been waived by the Buyer and the Company shall have no liability to Buyer in respect thereof."

          5. The last sentence of Section 5.4(c) of the Agreement is hereby replaced in its entirety as follows:

          "This provision shall not survive the first date on which shares are purchased at the Initial Closing."

          6. Section 5.10(ii)(y) of the Agreement is hereby replaced in its entirety as follows:

          "(y) with respect to certain matters to be agreed upon by the Company and Buyer prior to the latest date which shares are purchased at the Initial Closing, the affirmative vote or at least four members of the Executive Committee acting at a duly convened meeting of the Executive Committee and"

          7. Section 9.1(a) of the Agreement is hereby replaced in its entirety as follows:

          "This Agreement may be terminated at any time prior to the first date on which shares are purchased at the Initial
          Closing by:"

          8. Section 9.1(b)(iii) of the Agreement is hereby replaced in its entirety as follows:

          "(iii) the Company at any time after the latest date that shares are purchased at the Initial Closing, if the Board in compliance with Section 5.6 hereof determines in good faith to terminate in favor of a Competing Transaction, subject to the Company's obligation to pay Buyer certain fees pursuant to Section 9.3 hereof."

          9. The first sentence of Section 1.84 of the Agreement is hereby replaced in its entirety as follows:

          "'Remaining Equity Commitment' shall mean, on any given date after the Initial Closing, the Total Equity Commitment minus the Purchase Price of the shares acquired at the Initial Closing and, if any Subsequent Purchases shall have occurred, minus the Subsequent Purchase Prices."

          IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the parties hereto as of the day first above written.


                            ARV ASSISTED LIVING, INC.



                            by: /s/ Gary L. Davidson
                                --------------------------------
                                Name:  Gary L. Davidson
                                Title: Chairman
                                         & Chief Executive Officer


                            PROMETHEUS ASSISTED LIVING LLC

                                by:  Lazard Freres Real Estate
                                     Investors L.L.C., its sole member


                                     by: /s/ Murry N. Gunty
                                         -----------------------
                                         Name:  Murry N. Gunty
                                         Title: Vice President


                            LAZARD FRERES REAL ESTATE
                            INVESTORS L.L.C.


                                by:  /s/ Murry N. Gunty
                                     ----------------------------
                                     Name:  Murry N. Gunty
                                     Title: Vice President

                            SECOND AMENDMENT TO STOCK
                        PURCHASE AGREEMENT (this "Amendment") dated as of July 22, 1997, made by and between ARV Assisted Living, Inc., a California corporation (the "Company"), Lazard Freres Real Estate Investors L.L.C., a New York limited liability company or an Affiliate thereof (the "Advancing Party") and Prometheus Assisted Living LLC, a Delaware limited liability company and an affiliate of the Advancing Party ("Buyer"), amending that certain Stock Purchase Agreement dated as of July 14, 1997, as amended by the Amendment to Stock Purchase Agreement dated as of July 20, 1997, made by and between the parties hereto (as so amended, the "Agreement") (terms used herein but not defined have the meanings assigned to such terms in the Agreement).

      WHEREAS, the parties hereto have entered into the Agreement and now desire to modify certain terms thereof.

      NOW, THEREFORE, in consideration of the provisions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary in the Agreement and the Transaction Documents, the parties hereto hereby agree as follows:

      1. Section 7.2 of the Agreement is hereby amended to include the following subsections:

      "           (d)   Title Policies.  The Company shall have obtained and
      paid for Title Policies relating to each of the following Owned
      Properties: Villa Colima, Acacia Villa, Retirement Inn of Daly City and Retirement Inn of Fullerton.

      "           (e)   Promissory Note. The Company shall have obtained a
      promissory note in the aggregate amount of at least $13 million executed in favor of the Company by Prospect Park Residences, LLC, evidencing loans of approximately $13.266 million made by the Company to Prospect Park Residences LLC as of July 21, 1997 in connection with the development of Prospect Park. The amount of the note shall be increased by accrued and unpaid interest to date and by any additional indebtedness incurred by Prospect Park Residences, LLC after July 21, 1997. Such notes will bear interest at 9% per annum, accruing in arrears, and will have a term of the earlier of (i) a fixed date to be determined and (ii) the date that permanent financing for the Prospect Park project is obtained.

      "          (f) Estoppel Certificates. The Company shall have obtained estoppel certificates addressing certain issues identified in writing to the Company by Buyer in form and substance satisfactory to Buyer as determined by Buyer in its sole discretion from the applicable landlords under the following leases: NHP leases, Meditrust and Healthcare REIT leases and HCPI leases."

      2. The date "January 31, 1997" in Section 9.3(b)(iii) of the Agreement is hereby replaced with the date "January 31, 1998".

      IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the parties hereto as of the day first above written.


                              ARV ASSISTED LIVING, INC.



                              by:          /s/ Gary L. Davidson
                                    -----------------------------------
                                    Name:  Gary L. Davidson
                                    Title: Chairman and Chief Executive Officer


                              PROMETHEUS ASSISTED LIVING LLC

                                    by:   Lazard Freres Real Estate
                                          Investors L.L.C., its sole
                                          member


                                          by:     /s/ Murry N. Gunty
                                              ----------------------------------
                                              Name:  Murry N. Gunty
                                              Title: Vice President


                              LAZARD FRERES REAL ESTATE
                              INVESTORS L.L.C.


                                    by:          /s/ Murry N. Gunty
                                          ----------------------------------
                                          Name:  Murry N. Gunty
                                          Title: Vice President

                                                                      APPENDIX B

                             STOCKHOLDERS AGREEMENT

                                                        EXECUTION COPY









           ------------------------------------------------




                        STOCKHOLDERS AGREEMENT

                             by and among

              LAZARD FRERES REAL ESTATE INVESTORS L.L.C.

                                  and

                    PROMETHEUS ASSISTED LIVING LLC

                                  and

                       ARV ASSISTED LIVING, INC.


                              dated as of

                            July 14, 1997




           ------------------------------------------------

                           TABLE OF CONTENTS

                                                                  Page

                               ARTICLE 1

Definitions.........................................................1
     Section 1.1  "Adjusted Fully Diluted"..........................1
     Section 1.2  "Affiliate" ......................................1
     Section 1.3  "Agreement".......................................2
     Section 1.4  "Beneficially Own"................................2
     Section 1.5  "Board"...........................................2
     Section 1.6  "Buyer"...........................................2
     Section 1.7  "Code"............................................2
     Section 1.8  "Company".........................................2
     Section 1.9  "Company Charter".................................2
     Section 1.10  "Company Common Stock"...........................2
     Section 1.11  "Control"........................................2
     Section 1.12  "Convertible Debt"...............................2
     Section 1.13  "Covered Transaction"............................2
     Section 1.14  "Director".......................................2
     Section 1.15  "Early Standstill Termination Event".............2
     Section 1.16  "Exercise Notice"................................2
     Section 1.17  "Extraordinary Transaction"......................2
     Section 1.18  "Fully Diluted Basis"............................3
     Section 1.19  "Government Authority"...........................3
     Section 1.20  "Group"..........................................3
     Section 1.21  "Investor".......................................3
     Section 1.22  "Investor Nominees"..............................3
     Section 1.23  "Key Committees".................................3
     Section 1.24  "Management".....................................3
     Section 1.25  "1933 Act".......................................3
     Section 1.26  "1934 Act".......................................3
     Section 1.27  "Nominating Committee"...........................3
     Section 1.28  "Participation Notice"...........................3
     Section 1.29  "person".........................................4
     Section 1.30  "Stockholder Approval"...........................4
     Section 1.31  "Stockholder Approval Date"......................4
     Section 1.32  "Standstill Period"..............................4
     Section 1.33  "Stock Purchase Agreement".......................4
     Section 1.34  "Termination Event"..............................4
     Section 1.35  "13D Group"......................................4
     Section 1.36  "Transfer".......................................4
     Section 1.37  "Voting Securities"..............................4

                               ARTICLE 2

Board of Directors..................................................4
     Section 2.1  Members of the Board..............................4
     Section 2.2  Committee Representation; Subsidiary Boards.......5
     Section 2.3  Vacancies.........................................7
     Section 2.4  Officers..........................................7

                                                                  Page

                               ARTICLE 3

Voting and Participation Rights.....................................7
     Section 3.1  Voting Rights.....................................7
     Section 3.2  Participation Rights..............................7

                               ARTICLE 4

Standstill Provisions..............................................10
     Section 4.1  Standstill Period................................10
     Section 4.2  Restrictions During Standstill Period............11
     Section 4.3  Restrictions on Transfer.........................12
     Section 4.4  Notice to Company................................12
     Section 4.5  Compliance with Insider Trading Policy...........13
     Section 4.6  Investment Company Matters.......................13
     Section 4.7  Waiver of Restrictions and Limits................13

                               ARTICLE 5

Additional Covenants...............................................13
     Section 5.1  Restrictions on Investments......................13
     Section 5.2  Additional Transfer Restrictions.................13

                               ARTICLE 6

Miscellaneous......................................................14
     Section 6.1  Counterparts.....................................14
     Section 6.2  Governing Law....................................14
     Section 6.3  Entire Agreement.................................14
     Section 6.4  Expenses.........................................14
     Section 6.5  Notices..........................................14
     Section 6.6  Successors and Assigns...........................15
     Section 6.7  Headings.........................................15
     Section 6.8  Amendments and Waivers...........................16
     Section 6.9  Interpretation; Absence of Presumption...........16
     Section 6.10  Severability....................................16
     Section 6.11  Further Assurances..............................16
     Section 6.12  Specific Performance............................16
     Section 6.13  Investor Breach.................................16
     Section 6.14  Confidentiality.................................17
     Section 6.15  Public Announcements............................17

                         THIS STOCKHOLDERS AGREEMENT (the
                    "Agreement"), dated as of July 14, 1997, is made by and between Lazard Freres Real Estate Investors L.L.C., a New York limited liability company (the "Advancing Party"), Prometheus Assisted Living
                    LLC, a Delaware limited liability company (the "Buyer"), and ARV Assisted Living, Inc., a California corporation (the "Company").
                    Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined).


                               RECITALS:

          WHEREAS, the Company, the Buyer and the Advancing Party have entered into a Stock Purchase Agreement, dated as of July 14, 1997 (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, certain shares of common stock, no par value, of the Company (the "Company Common
Stock") upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition to the transactions contemplated by the Stock Purchase Agreement and the parties believe it to be in their best interests that they enter into this Agreement and provide for certain rights and restrictions with respect to the investment by Investor (as hereinafter defined) in the Company and the corporate governance of the Company; and

          WHEREAS, the Company and the Buyer believe that the combination in a strategic partnership of the leadership, expertise and experience in the development of assisted living facilities and operations of the Company and the investment and capital markets expertise and access to capital of the Buyer and its Affiliates will significantly enhance the Company's ability to pursue its growth and operating strategies;


          NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby, agree as follows:


                               ARTICLE 1

                              Definitions

          As used in this Agreement, the following terms shall have the following respective meanings:

          Section 1.1 "Adjusted Fully Diluted" basis shall mean on a Fully Diluted Basis, except that shares of Common Stock issuable upon conversion of the Convertible Debt or upon exercise of options granted under management benefit plans shall not be included.

          Section 1.2 "Affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated under the 1934 Act, and as in effect on the date hereof.

          Section 1.3 "Agreement" shall have the meaning set forth in the first paragraph hereof.

          Section 1.4 "Beneficially Own" shall mean, with respect to any security, having direct or indirect (including through any Subsidiary or Affiliate) "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the 1934 Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that all of the shares of Company Common Stock which the Buyer has agreed to purchase under the Stock Purchase Agreement but which have not yet been purchased shall be deemed to be Beneficially Owned by Investor until the Remaining Equity Commitment is zero.

          Section 1.5 "Board" shall mean the board of directors of the Company.

          Section 1.6 "Buyer" shall have the meaning set forth in the first paragraph hereof.

          Section 1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

          Section 1.8 "Company" shall have the meaning set forth in the first paragraph hereof.

          Section 1.9 "Company Charter" shall have the meaning set forth in the Stock Purchase Agreement.

          Section 1.10 "Company Common Stock" shall have the meaning set forth in the second paragraph hereof.

          Section 1.11 "Control" shall mean with respect to any person, the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" shall have a correlative meaning.

          Section 1.12 "Convertible Debt" shall mean the Company's 6-3/4% Convertible Subordinated Notes due 2006.

          Section 1.13 "Covered Transaction" shall have the meaning set forth in Section 4.1.

          Section 1.14 "Director" shall mean a member of the Board.

          Section 1.15 "Early Standstill Termination Event" shall have the meaning set forth in Section 4.1.

          Section 1.16 "Exercise Notice" shall have the meaning set forth in Section 3.2(b).

          Section 1.17 "Extraordinary Transaction" shall mean (a) any merger, consolidation, sale of a material portion of the Company's assets, recapitalization, other business combination, liquidation, or other similar action out of the ordinary course of business of the Company, or (b) any issuance of securities to any person or Group requiring stockholder approval in accordance with the guidelines of the NASDAQ National Market (or any stock exchange on which the Company Common Stock is then listed) as to such matters, as in effect as of the date of the Stock Purchase Agreement.

          Section 1.18 "Fully Diluted Basis" shall mean then outstanding Company Stock plus any shares of stock or other equity or debt exchangeable for Company Stock and any shares of stock or other equity or debt the holders of which have the right to vote with the stockholders of the Company on any matter, and shall include the Convertible Debt, the instruments listed in Schedule 3.3(a) of the Stock Purchase Agreement and Company Stock issuable under option or other equity-incentive plans listed on Schedule 3.13(b) of the Stock Purchase Agreement and awards issued pursuant thereto.

          Section 1.19 "Government Authority" shall mean any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

          Section 1.20 "Group" shall mean a "group" as such term is used in Section 13(d)(3) of the 1934 Act.

          Section 1.21 "Investor" shall mean the Buyer, and shall also include any permitted assignee of the Buyer pursuant to the Stock Purchase Agreement and, for purposes only of the provisions of the Registration Rights Agreement, any bona fide financial institution to which any Investor has Transferred (including upon foreclosure of a pledge) shares of Company Common Stock for the purpose of securing bona fide indebtedness of any Investor and which has agreed to be bound by this Agreement.

          Section 1.22 "Investor Nominees" shall have the meaning set forth in Section 2.1(a).

          Section 1.23 "Key Committees" shall have the meaning set forth in Section 2.2(a).

          Section 1.24 "Management" of the Company shall include, without limitation, the Company's Chairman.

          Section 1.25 "1933 Act" shall mean the Securities Act of 1933, as amended.

          Section 1.26 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 1.27 "Nominating Committee" shall mean a committee of the Board composed of three members, one of whom is an Investor Nominee, one of whom is an independent director designated by the Nominating Committee and one of whom is a designee of management of the Company). The initial members of the Nominating Committee shall be Gary L. Davidson, Robert P. Freeman, and John J. Rydzewski.

          Section 1.28 "Participation Notice" shall have the meaning set forth in Section 3.2(b).

          Section 1.29 "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Government Authority.

          Section .30 "Stockholder Approval" shall have the meaning set forth in the Stock Purchase Agreement.

          Section 1.31 "Stockholder Approval Date" shall mean the date on which a duly called and held meeting of stockholders of the Company is held at which meeting (i) a quorum is present and (ii) Stockholder Approval is obtained.

          Section 1.32 "Standstill Period" shall have the meaning set forth in Section 4.1(a).

          Section 1.33 "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

          Section 1.34 "Termination Event" shall mean the date on which the Remaining Equity Commitment is zero and either (i) the Buyer no longer Beneficially Owns a number of shares of Company Common Stock equal to at least 5% of the outstanding Company Common Stock, on a Fully Diluted Basis or (ii) the Buyer no longer Beneficially Owns Company Common Stock having an aggregate market value of at least $25,000,000.

          Section 1.35 "13D Group" shall mean any group of persons acquiring, holding, voting or disposing of Voting Securities which would be required under Section 13(d) of the 1934 Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the 1934 Act if such group beneficially owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.

          Section 1.36 "Transfer" shall have the meaning set forth in
Section 4.3.

          Section 1.37 "Voting Securities" shall mean at any time shares of any class of capital stock of the Company which are then entitled to vote generally in the election of Directors.


                               ARTICLE 2

                          Board of Directors

          Section 2.1 Members of the Board

          (a) Subject to the right of the Nominating Committee to approve nominees for Director as set forth in Section 2.2(a), from and after the Stockholder Approval Date, if any, the Company shall amend its By-laws, and the Company and Investor will take all actions necessary to cause the Board to be structured to consist of eleven members, of which four members will be designees of Investor (at least one in each class of the Board) (the "Investor Nominees"), and the Company and Investor will take all actions necessary to cause such nominees to become members of the Board as soon as practicable after the Stockholder Approval Date. If necessary to effectuate the placement of Investor Nominees on the Board, the Company shall solicit the resignations of the appropriate number of Directors to the extent necessary to permit the Investor Nominees to serve. Thereafter, at each annual or special meeting of stockholders of the Company at, or the taking of action by written consent of stockholders of the Company with respect to which any class of Directors is to be elected, Investor shall have the right (but not obligation) pursuant to this Agreement and pursuant to the By-laws of the Company to designate nominees to the Board (subject to right of the Nominating Committee to approve nominees for Director as set forth in Section 2.2(a)) such that Investor shall have on the Board of Directors a number of representatives equal to a percentage of the total number of members of the Board of Directors that is equal to the percentage of Company Common Stock Beneficially Owned by Investor, on a Fully Diluted Basis; provided, however, that (i) if the Investor would be entitled to a fractional number of representatives, the Investor shall instead be entitled to a number of representatives equal to the next higher number, (ii) in no event shall the Investor be entitled to more than four representatives and (iii) after the occurrence of a Termination Event, if any, Investor shall not be entitled to any representatives on the Board of Directors.

          (b) Investor will not name any person as an Investor Nominee if (i) such person is not reasonably experienced in business, financial or real estate matters, (ii) such person has been convicted of, or has pled nolo contendere to a felony, (iii) the election of such person would violate any law, or (iv) any event required to be disclosed pursuant to Item 401(f) of Regulation S-K of the 1934 Act has occurred with respect to such person. Investor shall use its reasonable efforts to afford the independent directors of the Company a reasonable opportunity to meet any individual that Investor is considering naming as an Investor Nominee.

          (c) Subject to the right of the Nominating Committee to approve nominees for Director as set forth in Section 2.2(a), the Company will support the nomination of and the election of each Investor Nominee to the Board, and the Company will exercise all authority under applicable law to cause each Investor Nominee to be elected to the Board. Without limiting the generality of the foregoing, with respect to each meeting of stockholders of the Company at which Directors are to be elected, the Company shall use its reasonable efforts to solicit from the stockholders of the Company eligible to vote in the election of Directors proxies in favor of each Investor Nominee.

          (d) During the period that Investor shall have the right to designate nominees to the Board under this Agreement, the number of Directors on the Board shall not exceed eleven members at any time.

          (e) If Investor's right to nominate directors to the Board is reduced, Investor shall cause the applicable number of its Investor Nominees to immediately resign (regardless of the remaining term, if any) from the Board.

          (f) It is hereby agreed that any decision to take or omit to take any action on the Company's behalf with respect to any transaction or agreement involving or relating to Investor, including the timing and amounts of Stock Purchases under the Stock Purchase Agreement, shall be subject only to the approval of a majority of non-

Investor Nominee Directors, notwithstanding the supermajority provisions of the Company Charter and the By-laws required by the Stock Purchase Agreement but subject to the provisions of Section 5.10 of the Stock Purchase Agreement.

          Section 2.2 Committee Representation; Subsidiary Boards

          (a) During such time as Investor is entitled pursuant to
     Section 2.1(a) to have at least four Investor Nominees on the Board, the Company shall amend its By-laws to provide that, unless Investor chooses not to exercise its rights under this
     Section 2.2(a), at least one Director who is an Investor Nominee shall serve on each of the audit committee, the compensation committee, any special committee(s) of the Board, and any other committees which shall be charged with exercising substantial authority on behalf of the Board (other than any committee charged with the approval of the transactions contemplated by the Stock Purchase Agreement or this Agreement, or any committee charged with evaluating any Competing Transaction) (the foregoing, together with the Executive Committee, the "Key Committees"). As contemplated by the Stock Purchase Agreement, Investor will have the right to have two Directors designated by it serve on the Board's Executive Committee.

          During such time as Investor is entitled to have at least one Investor Nominee on the Board, unless Investor chooses not to exercise its rights under this Section 2.2(a), at least one Director who is an Investor Nominee shall serve on the Nominating Committee of the Board. In addition, the Company's By-laws shall be amended to provide that (i) the unanimous consent of the Nominating Committee shall be required prior to the appointment of a Chairman, Chief Executive Officer or President of the Company, (ii) the Board of Directors of the Company shall not make any recommendation or appointment for Directors who are Chairman, Chief Executive Officer or President without the unanimous approval of the Nominating Committee as set forth herein and (iii) notwithstanding (ii) above, all nominees to the Board of Directors (other than Investor Nominees) will require the unanimous approval of the Nominating Committee. If the Nominating Committee cannot, after a reasonable period of good faith discussions (not to exceed 30 days), unanimously agree on a nominee pursuant to the foregoing clause (iii), the nomination will be referred to the entire Board of Directors, which shall decide the matter based on a simple majority vote notwithstanding the supermajority provisions of the Company Charter and the By-laws required by the Stock Purchase Agreement.

          Notwithstanding the foregoing, if none of the Directors who are Investor Nominees would be considered "independent" of the Company, "disinterested," "non-employee directors" and "outside directors" (i) for purposes of any applicable rule of NASDAQ National Market or any securities exchange or other self-regulating organization (such as the National Association of Securities Dealers) requiring that members of the audit committee of the Board be independent of the Company, (ii) for purposes of any law or regulation that requires, in order to obtain or maintain favorable tax, securities, corporate law or other material legal benefits with respect to any plan or arrangement for employee compensation or benefits, that the members of the committee of the Board charged with responsibility for such plan or arrangement be "independent" of the Company, "disinterested," "non- employee directors" or "outside directors," or (iii) for purposes of any special committee formed in connection with any transaction or potential transaction involving the Company and any of Investor, its Affiliates or any Group of which Investor is a member or such other transaction or potential transaction which would involve an actual or potential conflict of interest on the part of the Directors who are Investor Nominees, then a Director who is an Investor Nominee shall not be required to be appointed to any such committee; provided, however, that the committees of the Board shall be organized such that, to the extent practicable, the only items to be considered by a Key Committee on which no Director who is an Investor Nominee may serve will be those items which prevent the Director who is an Investor Nominee from serving on such Key Committee. Any members of any Key Committee who are Investor Nominees shall, in the event of any vacancy in such membership, be replaced by a Director who is an Investor Nominee elected by a majority of the directors who are Investor Nominees.

          (b) During such time as Investor is entitled pursuant to
     Section 2.1(a) to have at least one Investor Nominee on the Board, unless Investor chooses not to exercise its rights under this Section 2.2(b), one individual designated by Investor shall serve as a member of the board of directors or comparable governing body of each Subsidiary of the Company, if any, that is a corporation or other person with a board of directors or board of trustees.

          Section 2.3 Vacancies. In the event that any Investor Nominee shall cease to serve as a Director for any reason other than the fact that Investor no longer has a right to nominate a Director, as provided in Section 2.1(a), the vacancy resulting thereby shall be filled by an Investor Nominee designated by Investor; provided, however, that any Investor Nominee so designated shall satisfy the qualification requirements set forth in Section 2.1(b).

          Section 2.4 Officers. The Investor agrees to cooperate with the Company in connection with the negotiation, execution and delivery of employment agreements between the Company and certain key employees of the Company.


                               ARTICLE 3

                    Voting and Participation Rights

          Section 3.1 Voting Rights. Subject to the provisions of this
Section 3.1, Investor may vote the shares of Company Stock which it owns in its sole and absolute discretion. During the Standstill Period the Advancing Party, the Buyer and Investor and any of their Controlled Affiliates will vote all shares of Company Common Stock owned by any of them that represent aggregate ownership in excess of 49.9% of the outstanding shares of Company Common Stock, in one of the following two manners, at their option: (x) in accordance with the recommendation of the Board, or (y) proportionally in accordance with the votes of the other holders of Company Common Stock. Notwithstanding anything to the contrary in the foregoing, during the Standstill Period, the Advancing Party, the Buyer and Investor and any of their Controlled Affiliates shall vote all shares of Company Common Stock owned by any of them in favor of the election of Directors nominated by the Nominating Committee or the Board, as set forth in
Section 2.1(a).

          Section 3.2 Participation Rights

          (a) Rights to Participate. From and after the date hereof until a Termination Event, if any, Investor shall be entitled to a participation right to purchase or subscribe up to that number of additional shares of capital stock (including as "capital stock" for purposes of this Section 3.2, any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of any character that is convertible into or exchangeable or redeemable for shares of capital stock of the Company or any Subsidiary (and all references in this Section 3.2 to capital stock shall, as appropriate, be deemed to be references to any such securities), and also including additional shares of capital stock to be issued pursuant to the conversion, exchange or redemption of any security, option, warrant, call, commitment, subscription, right to purchase or other agreement of a character that is convertible into or exchangeable or redeemable for shares of capital stock, as if the price at which such additional shares of capital stock is issued pursuant to any such conversion, exchange or redemption were the market price on the date of such issuance) to be issued or sold by the Company which represents the same proportion (the "shareholder percentage") of the total number of shares of capital stock to be issued or sold by the Company (including the shares of capital stock to be issued to Investor upon exercise of its participation rights hereunder; it being understood and agreed that the Company will accordingly be required to either increase the number of shares of capital stock to be issued or sold so that Investor may purchase additional shares to maintain its proportionate interest, or to reduce the number of shares of capital stock to be issued or sold to Persons other than Investor) as is represented by the number of shares of Company Common Stock owned by Investor prior to such sale or issuance (and including for this purpose any shares of Company Common Stock to be acquired pursuant to the Stock Purchase Agreement, but not yet issued) relative to the number of shares of Company Common Stock outstanding prior to such sale or issuance (and including for this purpose any shares of Company Common Stock to be acquired pursuant to the Stock Purchase Agreement, but not yet issued) (but in no event more than 49.9% of the total number of shares of capital stock to be issued or sold by the Company at all subsequent offerings); provided, however, that the provisions of this Section 3.2 shall not to apply to (i) the issuance or sale by the Company of any of its capital stock issued to the Company or any of its Subsidiaries or pursuant to options, rights or warrants or other commitments or securities in effect or outstanding on the date of the Stock Purchase Agreement (including without limitation, any options issued or to be issued pursuant to the Employment Agreements), (ii) the issuance of capital stock pursuant to the conversion, exchange or redemption of any other capital stock, but shall, without limitation, apply to the issuance by the Company of any of its capital stock pursuant to benefit, option, stock purchase, or other similar plans or arrangements, including pursuant to or upon the exercise of options, rights, warrants, or other securities or agreements (including those issued pursuant to the Company's benefit plans) and (iii) the issuance of stock for consideration other than cash; provided further, however, that in the case of debt securities of the Company that entitle the Investor to participation rights hereunder, such participation rights shall apply only to the issuance of such debt securities, i.e., the Investor shall have participation rights with respect to such debt securities, and shall have whatever conversion rights to which holders of such debt securities are entitled, but shall have no other participation rights with respect thereto and the Investor shall only have the right to acquire such debt securities themselves. Notwithstanding the foregoing, any participation rights provided for in this Section which arise as a result of the exception contained in clause (ii) of the preceding sentence shall be deferred until such time as participation rights shall otherwise arise under this Section
3.2. The provisions of this Section 3.2 shall apply to the Convertible Debt only upon conversion, in which event the Company agrees from time to time to issue the number of additional shares necessary to permit the Buyer to maintain its shareholder percentage (as defined above), provided that the purchase price for such shares shall be the closing price of the Company Common Stock on the date of each such conversion; provided further that the Company shall provide the Buyer within 15 days after the end of each calendar quarter with a schedule of the conversions during such quarter (and the related closing prices for the Common Stock on the dates of conversion), the number of additional shares of Common Stock the Buyer is entitled to purchase hereunder and the purchase price therefor; provided further that Buyer shall have until 15 days after receipt of such schedule to purchase such additional shares. Any conversion or exercise of securities acquired by Investor pursuant to this Section 3.2 shall be deferred by Investor if it would result in Investor's share percentage exceeding 49.9%.

          (b) Notice. In the event the Company proposes to issue or sell any shares of capital stock in a transaction giving rise to the participation rights provided for in this Section, the Company shall send a written notice (the "Participation Notice") to Investor setting forth the number of shares of such capital stock of the Company that the Company proposes to sell or issue, the price (before any commission or discount) at which such shares are proposed to be issued (or, in the case of an underwritten or privately placed offering in which the price is not known at the time the Participating Notice is given, the method of determining such price and an estimate thereof), and all other relevant information as to such proposed transaction as may be necessary for Investor to determine whether or not to exercise the rights granted in this Section. At any time within 20 days after its receipt of the Participation Notice, Investor may exercise its participation rights to purchase or subscribe for shares of such shares of capital stock, as provided for in this Section, by so informing the Company in writing (an "Exercise Notice"). Each Exercise Notice shall state the percentage of the proposed sale or issuance that the Investor elects to purchase. Each Exercise Notice shall be irrevocable, subject to the conditions to the closing of the transaction giving rise to the participation right provided for in this Section.

          (c) Abandonment of Sale or Issuance. The Company shall have the right, in its sole discretion, at all times prior to consummation of any proposed sale or issuance giving rise to the participation right granted by this Section, to abandon, rescind, annul, withdraw or otherwise terminate such sale or issuance, whereupon all participation rights in respect of such proposed sale or issuance pursuant to this Section shall become null and void, and the Company shall have no liability or obligation to Investor or any Affiliate thereof who has acquired shares of Company Stock pursuant to the Stock Purchase Agreement or from Investor with respect thereto by virtue of such abandonment, rescission, annulment, withdrawal or termination.

          (d) Terms of Sale. The purchase or subscription by Investor or an Affiliate thereof, as the case may be, pursuant to this Section shall be on the same price and other terms and conditions, including the date of sale or issuance, as are applicable to the purchasers or subscribers of the additional shares of capital stock of the Company whose purchases or subscriptions give rise to the participation rights (except that the price to Investor to make such purchase or subscription shall be net of payment of any underwriting, placement agent or similar fee associated with such purchase or subscription), which price and other terms and conditions shall be substantially as stated in the relevant Participation Notice (which standard shall be satisfied if the price, in the case of a negotiated transaction, is not greater than 110% of the estimated price set forth in the relevant Participation Notice or, in the case of an underwritten or privately placed offering, is not greater than of (i) 110% of the estimated price set forth in the relevant Participation Notice, and (ii) the most recent closing price on or prior to the date of the pricing of the offering); provided, however, that in the event the purchases or subscriptions giving rise to the participation rights are effected by an offering of securities registered under the 1933 Act and in which offering it is not legally permissible for the securities to be purchased by Investor to be included, such securities to be purchased by Investor will be purchased in a concurrent private placement.

          (e) Timing of Sale. If, with respect to any Participation Notice, Investor fails to deliver an Exercise Notice within the requisite time period, the Company shall have 120 days after the expiration of the time in which the Exercise Notice is required to be delivered in which to sell not more than 110% of the number of shares of capital stock of the Company described in the Participation Notice (plus, in the event such shares are to be sold in an underwritten public offering, an additional number of shares of capital stock of the Company, not in excess of 15% of 110% of the number of shares of capital stock of the Company described in the Participation Notice, in respect of any underwriters over allotment option) and not less than 90% of the number of shares of capital stock of the Company described in the Participation Notice at a price of not less than 90% of the estimated price set forth in the Participation Notice. If, at the end of 120 days following the expiration of the time in which the Exercise Notice is required to be delivered, the Company has not completed the sale or issuance of capital stock of the Company in accordance with the terms described in the Participation Notice (or at a price which is at least 90% of the estimated price set forth in the Participation Notice), or in the event of any contemplated sale or issuance within such 120-day period but outside such price parameters, the Company shall again be obligated to comply with the provisions of this Section with respect to, and provide the opportunity to participate in, any proposed sale or issuance of shares of capital stock of the Company; provided, however, that notwithstanding the foregoing, if the price at which such capital stock is to be sold in an underwritten offering (or a privately placed offering in which the price is not less than 97% of the most recent closing price at the time of the pricing of the offering) is not at least 90% of the estimated price set forth in the Participation Notice, the Company may inform Investor of such fact and Investor shall be entitled to elect, by written notice delivered within two Business Days following such notice from the Company, to participate in such offering in accordance with the provisions of this
Section 4.2.



                               ARTICLE 4

                         Standstill Provisions

          Section 4.1 Standstill Period. The "Standstill Period" shall be the period commencing on the date of this Agreement and ending on the earlier of (x) the third anniversary of the Stockholder Approval Date or (y) the earliest of:

          (i) the occurrence of any event of default on the part of the Company or any Subsidiary under any debt agreements, instruments or arrangements that would reasonably be expected to result in a Material Adverse Effect, and, in the case of a non-monetary event of default, which event of default cannot be, or is not, cured by the Company within the applicable cure period under such debt agreement, instrument or arrangement and that would reasonably be expected to result in a Material Adverse Effect;

          (ii) the authorization by the Company or the Board or any committee thereof (with all Investor Nominees abstaining or voting against) of the solicitation of offers or proposals or indications of interest with respect to any merger, consolidation, other business combination, liquidation, sale of the Company or all or substantially all of the assets of the Company or any other change of control of the Company or similar extraordinary transaction, but excluding any merger, consolidation or other business combination in which the Company is the surviving and acquiring corporation and in which the business or assets so acquired do not, or would not reasonably be expected to, have a value greater than 50% of the assets of the Company prior to such merger, consolidation or other business combination (any of the foregoing, a "Covered Transaction");

          (iii) the written submission by any person or Group other than Investor or any Affiliate thereof of a proposal to the Company (including to the Board or any agent, representative or Affiliate of the Company ) with respect to, or otherwise expressing an interest in pursuing, a Covered Transaction; provided, however, that the Standstill Period shall not terminate pursuant to this Section 4.1(a)(iii), if, as soon as practicable after receipt of any such proposal, the Board determines that such proposal is not in the best interest of the Company and its stockholders and for so long as the Board continues to reject such proposal as a result of such determination;

          (iv) in connection with any actual or proposed Covered Transaction, the removal of any rights plan, provisions of the Company Charter relating to staggered terms of office for directors, provisions of the Company Charter or the By-laws of the Company relating to supermajority voting of the Company's stockholders, "excess share" provisions of the Company Charter or the By-laws of the Company, or any other similar arrangements, agreements, commitments or provisions in the Company Charter or the By-laws of the Company which would reasonably be expected to impede the consummation of such actual or proposed Covered Transaction by action of any Government Authority, the Board, the stockholders of the Company or otherwise;

          (v) 90 days after the occurrence of a Termination Event;

          (vi) any material violation of any material covenant of the Company set forth in Section 5.5 of the Stock Purchase Agreement;

          (vii) any breach by the Company of the Stock Purchase Agreement (other than as contemplated by clause (vi) above) which is neither cured nor desisted from within 30 days of receipt of written notice from Investor of such breach and which would reasonably be expected to materially adversely affect Investor or cause a Material Adverse Effect; or

          (viii) any breach of this Agreement by the Company which is neither cured nor desisted within 30 days of receipt of written notice from Investor of such breach and which would reasonably be expected to materially adversely affect Investor or cause a Material Adverse Effect.

Any event set forth in Section 4.1(a) shall be an "Early Standstill Termination Event."

          Section 4.2 Restrictions During Standstill Period

          (a) During the Standstill Period, the Advancing Party, the Buyer, and Investor will not, and will cause each of their Controlled Affiliates not to, directly or indirectly:

          (i) act in concert with any other person or Group by becoming a member of a 13D Group, other than any 13D Group comprised exclusively of Investor and one or more of its Affiliates;

          (ii) purchase or otherwise acquire shares of Company Common Stock (or options, rights or warrants or other commitments to purchase and securities convertible into (or exchangeable or redeemable for) shares of Company Common Stock) as a result of which, after giving effect to such purchase or acquisition, the Advancing Party, the Buyer, and Investor and their Controlled Affiliates will Beneficially Own in the aggregate more than 49.9% of the outstanding shares of Company Common Stock on an Adjusted Fully Diluted basis;

          (iii) solicit, encourage or propose to effect or negotiate any Covered Transaction;

          (iv) solicit, initiate, encourage or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the 1934 Act, disregarding clause (iv) of Rule 14a-1(1)(2) and including an exempt solicitation pursuant to Rule 14a-2(b)(1)); call, or in any way encourage or participate in a call for, any special meeting of stockholders of the Company (or take any action with respect to acting by written consent of the stockholders of the Company); request, or take action to obtain or retain, any list of holders of any securities of the Company; or initiate or propose any stockholder proposal or participate in or encourage the making of, or solicit stockholders of the Company for the approval of, one or more stockholder proposals; provided, however, that Investor shall not be prohibited from communicating with a security holder who is engaged in any "solicitation" of "proxies" or who is a "participant" in any "election contest";

          (v) seek representation on the Board or a change in the composition or size of the Board other than as permitted by
     Article 2;

          (vi) request the Company or any of its directors, officers, employees or agents to amend or waive any provisions of this
     Section 4.2 or seek to challenge the legality or effect thereof;
     or

          (vii) assist, advise, encourage or act in concert with any person with respect to, or seek to do, any of the foregoing.

          Section 4.3 Restrictions on Transfer. Until the earlier of
(i) a Termination Event or (ii) two years after the Stockholder Approval Date, the Advancing Party, the Buyer, and Investor will not, and will cause each of their Controlled Affiliates not to, directly or indirectly, sell, transfer or otherwise dispose of (collectively, "Transfer") any shares of Company Common Stock. Thereafter, and during the remaining term, if any, of the Standstill Period, the Advancing Party, the Buyer and Investor will not, and will cause each of their Controlled Affiliates not to, directly or indirectly, Transfer any shares of Company Common Stock except for: (a) Transfers made in compliance with the requirements of Rule 144 of the 1933 Act, (b) Transfers pursuant to negotiated transactions with third parties provided that any such Transfer is not made to any public or private company the principal business of which is, or that derives more than $15 million of annual revenue from (in either case as of the date of such Transfer), the ownership, management, operation and development of assisted living facilities in the United States, unless 75% of the Directors of the Company (other than Investor Nominees) have consented to such Transfer and provided further that the transferee acknowledges that it is subject to the provisions of Article 5 of this Agreement,
(c) Transfers pursuant to or in accordance with the Registration Rights Agreement in a bona fide public offering, (d) Transfers to one or more Controlled Affiliates of Investor who agree to be bound by the terms and conditions of this Agreement, who make the representations set forth in Sections 4.8, 4.10 and 4.11 of the Stock Purchase Agreement and who satisfy the ownership criteria in the definition of "Investor", and (e) Transfers to a bona fide financial institution for the purpose of securing bona fide indebtedness of any Investor. After the expiration of the Standstill Period, there shall be no restrictions on the ability of the Advancing Party, the Buyer, Investor and their Controlled Affiliates to Transfer any shares of Company Common Stock.

          Section 4.4 Notice to Company. During the period specified in Section 4.3, if any party wishes to sell pursuant to subsection 4.3(a), (b) or (c) any shares of Company Common Stock, such party shall give the Company 15 days' prior written notice of such proposed sale, setting forth the number of shares of Company Common Stock that such party proposes to sell, the expected timing of the proposed sale, and the expected selling price of such sale, in order to enable the Company to make an offer to purchase such shares. During the period described in the preceding sentence, such party shall also notify the Company if such party reaches a formal board-level decision to sell shares of Company Common Stock representing more than 2% of the then outstanding shares of Company Common Stock.

          Section 4.5 Compliance with Insider Trading Policy. For as long as the Advancing Party, the Buyer or Investor Beneficially Owns any shares of Company Common Stock, such parties will, and will use their commercially reasonable efforts to cause their directors, officers, employees, agents, and representatives to, comply with any written policy of the Company reasonably designed to prevent violations of insider trading and similar laws.

          Section 4.6 Investment Company Matters. From and after the Stockholder Approval Date, if any, until a Termination Event, if any, Investor shall use its reasonable best efforts to not be or become an "investment company" or any entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          Section 4.7 Waiver of Restrictions and Limits. Provided that Stockholder Approval is obtained, the Company shall take all actions, including by providing any necessary conditional exemptions from or amendments to any agreement or instrument which governs ownership of shares of Company Stock by any person, necessary to permit Investor to Beneficially Own up to and including 49.9% of the outstanding shares of Company Common Stock on an Adjusted Fully Diluted basis. If any third party shall be given the right to Beneficially Own more than 49.9% of the outstanding shares of Company Common Stock on an Adjusted Fully Diluted basis, the Company shall take all actions (including by providing the foregoing exemptions and amendments) to waive any and all restrictions or limits on Investor. Notwithstanding the foregoing but subject to the provisions of Section 5.1, Investor or the Company may at any time acquire Beneficial Ownership of the securities of such other party or its Affiliates to the extent permitted by applicable law and the provisions of the organizational documents of such party or its Affiliates, as applicable, and other agreements from time to time governing the ownership of such securities.


                               ARTICLE 5

                         Additional Covenants

          Section 5.1 Restrictions on Investments. From the date of this Agreement until the occurrence of a Termination Event, the Advancing Party, the Buyer, Investor and their Controlled Affiliates shall not, directly or indirectly, own any equity interest (other than a de minimis amount) in any public or private company the principal business of which is the ownership, management, operation and development of assisted living facilities in the United States, unless 75% of the Directors of the Company (other than the Investor Nominees) have consented to such ownership.

          Section 5.2 Additional Transfer Restrictions. In the event that Stockholder Approval is not obtained on or prior to December 31, 1997, the Advancing Party, the Buyer, Investor and their Controlled Affiliates shall have the right to Transfer the shares purchased from the Company at the Initial Closing, provided, that until December 31, 2000 any such Transfer shall be made in a manner permitted by clause
(a) through (e) of the second sentence of Section 4.3.


                               ARTICLE 6

                             Miscellaneous

          Section 6.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

          Section 6.2 Governing Law. THIS AGREEMENT SHALL BE GOV-
ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          Section 6.3 Entire Agreement. This Agreement (including agreements incorporated herein) and the Schedules and Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties and other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          Section 6.4 Expenses. Except as set forth in the Stock Purchase Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company including, without limitation, those specified in Section 9.3(a) of the Stock Purchase Agreement.

          Section 6.5 Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notice to the Company shall be addressed to:

              ARV Assisted Living, Inc.
              245 Fischer Avenue, D-1
              Costa Mesa, CA 92626
              Attention:  Gary L. Davidson and Sheila Muldoon
              Telecopy:  (714) 759-9283

     with a copy to:

              Latham & Watkins
              650 Town Center Drive
              20th Floor
              Costa Mesa, CA 92626
              Attention: William J. Cernius
              Telecopy: (714) 755-8290

or at such other address and to the attention of such other person as the Company may designate by written notice to Investor. Notices to the Advancing Party, the Buyer or Investor shall be addressed to:

              Lazard Freres Real Estate Investors L.L.C.
              30 Rockefeller Plaza, 63rd Floor
              New York, NY 10020
              Attention:  Robert P. Freeman,
                          Murry N. Gunty and
                          Klaus Kretschmann
              Telecopy:  (212) 838-3239


         with a copy to:

              Cravath, Swaine & Moore
              Worldwide Plaza
              825 Eighth Avenue
              New York, NY 10019
              Attention:  Kevin J. Grehan, Esq.
              Telecopy:  (212) 474-3700

          Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors (including, in the case of the Advancing Party, any successor to the principal business of the Advancing Party). No party shall be permitted to assign any of its rights hereunder to any third party, except that the Buyer, the Advancing Party and any Investor shall be permitted to assign its rights hereunder to the same extent as the Buyer or the Advancing Party is permitted to assign its rights under the Stock Purchase Agreement, provided that such person agrees to be bound by this Agreement.

          Section 6.7 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein means Sections or Articles of this Agreement unless otherwise stated.

          Section 6.8 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by another party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          Section 6.9 Interpretation; Absence of Presumption.

          (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires,
(ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph, Schedule and Exhibit references are to the Articles, Sections, paragraphs, Schedules and Exhibits to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions and (vi) terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Stock Purchase Agreement.

          (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          Section 6.10 Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

          Section 6.11 Further Assurances. The Company and Investor agree that, from time to time, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and interests hereof.

          Section 6.12 Specific Performance. The Company and Investor each acknowledge that, in view of the uniqueness of arrangements contemplated by this Agreement, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

          Section 6.13 Investor Breach. In the event Investor shall have breached (i) its obligation to effect a purchase of Company Common Stock pursuant to the Stock Purchase Agreement which breach is neither cured nor desired from within 30 days of receipt of written notice of such breach, or (ii) any of its obligations under this Agreement which breach is neither cured nor desisted from within 30 days of receipt of written notice of such breach and which would reasonably be expected to materially adversely affect the Company, the Company shall no longer be required to perform any of its obligations hereunder.

          Section 6.14 Confidentiality. The Advancing Party, the Buyer and Investor agree that all information provided to any of them or any of their representatives pursuant to this Agreement shall be kept confidential, and such parties shall not (x) disclose such information to any persons other than the directors, officers, employees, financial advisors, legal advisors, accountants, consultants and affiliates of such parties who reasonably need to have access to the confidential information and who are advised of the confidential nature of such information or (y) use such information in a manner which would be detrimental to the Company; provided, however, the foregoing obligation of such parties shall not (a) relate to any information that (i) is or becomes generally available other than as a result of unauthorized disclosure by such parties or by persons to whom such parties have made such information available; (ii) is or becomes available to such parties on a non- confidential basis from a third party that is not, to such parties' knowledge, bound by any other confidentiality agreement with the Company, or (b) prohibit disclosure of any information if required by law, rule, regulation, court order or other legal or governmental process.

          Section 6.15 Public Announcements. Subject to each party's disclosure obligations imposed by law and any stock exchange or similar rules and the confidentiality provisions contained herein and in Section 5.4(b) of the Stock Purchase Agreement, all news releases and other public information disclosures with respect to this Agreement, the Stock Purchase Agreement and the Transaction Documents and any of the transactions contemplated hereby or thereby will require the mutual approval of Buyer and the Company before such release or disclosure is made. If a party is required by law or any stock exchange or similar rule to issue a news release or other public announcement, it shall advise the other party in advance thereof and use reasonable best efforts to cause a mutually agreeable release or announcement to be issued.

          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                         LAZARD FRERES REAL ESTATE INVESTORS
                         L.L.C.,

                              by /s/ Robert P. Freeman
                                 ------------------------------------
                                 Name:  Robert P. Freeman
                                 Title: President


                         PROMETHEUS ASSISTED LIVING LLC,

                             by LAZARD FRERES REAL ESTATE
                                INVESTORS L.L.C.,

                                by /s/ Robert P. Freeman
                                   ----------------------------------
                                   Name:  Robert P. Freeman
                                   Title: President



                         ARV ASSISTED LIVING, INC.,

                             by /s/ Gary L. Davidson
                                -------------------------------------
                                Name:  Gary L. Davidson
                                Title: Chairman
                                         & Chief Executive Officer

                                                                      APPENDIX C

                         REGISTRATION RIGHTS AGREEMENT

                                                        EXECUTION COPY












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                     REGISTRATION RIGHTS AGREEMENT

                             by and among

                       ARV ASSISTED LIVING, INC.

                                  and

                    PROMETHEUS ASSISTED LIVING LLC

                              dated as of

                             July 14, 1997








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






                           TABLE OF CONTENTS

                                                                  Page
Section 1.  Definitions............................................1
     (a)  "Agreement"..............................................1
     (b)  "Buyer"..................................................1
     (c)  "Commencement Date"......................................1
     (d)  "Commission".............................................1
     (e)  "Company"................................................1
     (f)  "Company Registration Expenses"..........................1
     (g)  "Demand Registration"....................................1
     (h)  "Exchange Act"...........................................1
     (i)  "NASD"...................................................2
     (j)  "Registrable Securities".................................2
     (k)  "Registration Expenses"..................................2
     (l)  "Registration Suspension Period".........................2
     (m)  "Securities Act".........................................2
     (n)  "Stock Purchase Agreement"...............................2
     (o)  "Suspension Notice"......................................2
     (p)  "Underwritten/Placed Offering"...........................2

Section 2.  Demand Registration....................................2
     (a)  Obligation to File.......................................2
     (b)  Black-Out Periods of Buyer...............................3
     (c)  Number of Demand Registrations...........................4
     (d)  Size of Demand Registration..............................4
     (e)  Notice...................................................4
     (f)  Expenses.................................................4
     (g)  Selection of Underwriters................................4

Section 3.  Incidental Registrations...............................5
     (a)  Notification and Inclusion...............................5
     (b)  Cut-back Provisions......................................5
     (c)  Expenses.................................................6
     (d)  Duration of Effectiveness................................6
     (e)  Limitation on Availability...............................6

Section 4.  Registration Procedures................................6

Section 5.  Requested Underwritten Offerings.......................9

Section 6.  Preparation; Reasonable Investigation..................9

Section 7. Indemnification.........................................9
     (a)  Indemnification by the Company...........................9
     (b)  Indemnification by Buyer................................10
     (c)  Notices of Claims, etc..................................10
     (d)  Other Indemnification...................................11
     (e)  Indemnification Payments................................11
     (f)  Contribution............................................11

Section 8.  Covenants Relating to Rule 144........................11

                                                                  Page
Section 9.  Miscellaneous.........................................12
     (a)  Counterparts............................................12
     (b)  Governing Law...........................................12
     (c)  Entire Agreement........................................12
     (d)  Notices.................................................12
     (e)  Successors and Assigns..................................13
     (f)  Headings................................................13
     (g)  Amendments and Waivers..................................13
     (h)  Interpretation; Absence of Presumption..................13
     (i)  Severability............................................14

                         REGISTRATION RIGHTS AGREEMENT (the
                    "Agreement") dated as of July 14, 1997, by and among ARV Assisted Living, Inc., a California corporation (the "Company"), and Prometheus Assisted Living LLC, a Delaware limited liability company ("Buyer"). Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Stock Purchase Agreement (as hereinafter defined).


                               RECITALS:

          WHEREAS, the Company, the Advancing Party and Buyer have entered into a Stock Purchase Agreement, dated as of July 14, 1997 (the "Stock Purchase Agreement") that provides for the purchase by Buyer and sale by the Company to Buyer of shares of Company Common Stock; and

          WHEREAS, in order to induce Buyer to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth herein;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          Section 1. Definitions. As used herein, the following terms shall have the following meanings:

          (a) "Agreement" shall have the meaning set forth in the first paragraph hereof.

          (b) "Buyer" shall mean Buyer together with any other
     Investor as defined in the Stockholders Agreement.

          (c) "Commencement Date" shall mean the second anniversary of the date of this Agreement.

          (d) "Commission" shall mean the Securities and Exchange
     Commission, and any successor thereto.

          (e) "Company" shall have the meaning set forth in the first paragraph hereof.


          (f) "Company Registration Expenses" shall mean the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company's performance of or compliance with this Agreement, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of any securities.

          (g) "Demand Registration" shall have the meaning set forth in Section 2(a).

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations thereunder.

          (i) "NASD" shall mean the National Association of Securities Dealers, Inc.

          (j) "Registrable Securities" shall mean (i) any and all shares of Company Common Stock acquired by Buyer pursuant to the Stock Purchase Agreement, (ii) any and all securities acquired by Buyer pursuant to Section 3.2 of the Stockholders Agreement, and
     (iii) any securities issued or issuable with respect to any Company Common Stock or other securities referred to in clause
     (i) or (ii) by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (C) such securities are eligible to be resold pursuant to Rule 144(k).

          (k) "Registration Expenses" shall mean all registration, filing and stock exchange or NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any separate counsel retained by Buyer, and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by Buyer against liabilities arising out of the public offering of securities, including Company Registration expenses, but specifically excludes any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions.

          (l) "Registration Suspension Period" shall have the meaning set forth in Section 2(b).

          (m) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor thereto, and the rules and regulations thereunder.

          (n) "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph hereof.

          (o) "Suspension Notice" shall have the meaning set forth in
     Section 2(b).

          (p) "Underwritten/Placed Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public or on behalf of a person other than the Company through an agent for sale to the public.

          Section 2. Demand Registration

          (a) Obligation to File. At any time following the Commencement Date, promptly upon the written request of Buyer, the Company will use its reasonable best efforts to file with the Commission a registration statement under the Securities Act for the offering of all of the Registrable Securities which Buyer requests to be registered (the "Demand Registration"). The Demand Registration shall be on an appropriate form and the Demand Registration and any form of prospectus included therein shall reflect such plan of distribution or method of sale as Buyer notifies the Company, including the sale of some or all of the Registrable Securities in a public offering or, if requested by Buyer, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which the seller undertakes to effect registration after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the seller undertakes to effect a registration after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act, if available, in connection with which the seller undertakes to effect a registration after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its reasonable best efforts to cause the Demand Registration to become effective, and, upon the request of Buyer, keep the Demand Registration effective for up to 90 days, unless the distribution of securities registered thereunder has been earlier completed; provided, however, that if such Demand Registration will require the Company to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would otherwise be required to prepare and file such audited financial statements, then Buyer must notify the Company at least thirty days in advance of the date upon which such audited financial statements will be required to be filed. During the period during which the Demand Registration is effective, the Company shall supplement or make amendments to the Demand Registration, if required by the Securities Act or if reasonably requested by Buyer or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

          (b) Black-Out Periods of Buyer. Notwithstanding anything herein to the contrary, (i) the Company shall have the right from time to time to require Buyer not to sell under the Demand Registration or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to Buyer, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 75 days following the effective date of such registration statement or the date of filing of the final prospectus supplement, and (ii) the Company shall be entitled to require Buyer not to sell under the Demand Registration or to suspend the effectiveness thereof (but not for a period exceeding 75 days in any calendar year) if the Company determines, in its good faith judgment, that such offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement.

          Once any registration statement filed pursuant to this
     Section 2 or in which Registrable Securities are included pursuant to Section 3 has been declared effective, any period during which the Company fails to keep such registration statement effective and usable for resale of Registrable Securities for the period required by Section 4(b) shall be referred to as a "Registration Suspension Period". A Registration Suspension Period shall commence on and include the date that the Company gives written notice to Buyer of its determination that such registration statement is no longer effective or usable for resale of Registrable Securities (the "Suspension Notice") to and including the date when the Company notifies Buyer that the use of the prospectus included in such registration statement may be resumed for the disposition of Registrable Securities.

          (c) Number of Demand Registrations. The Company shall be obligated to effect, under this Section 2, only six Demand Registrations (no more than two of which may be requested in any two-year period). A Demand Registration shall not be deemed to have been effected, nor shall it be sufficient to reduce the number of Demand Registrations available to Buyer under this
     Section 2, if such registration cannot be used by Buyer for more than 60 days as a result of any stop order, injunction or other order of the Commission or other Government Authority for any reason other than an act or omission of Buyer and all the Registerable Securities registered thereunder are not sold.

          (d) Size of Demand Registration. The Company shall not be required to effect a Demand Registration of less than a fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in the Wall Street Journal), of $10,000,000, except that if the fair market value, based on the closing market price on the trading day immediately prior to the date of notice (as reported in the Wall Street Journal), of the Registrable Securities outstanding is less than $10,000,000, then the Company shall be required to effect a Demand Registration of all of the remaining Registrable Securities outstanding.

          (e) Notice. The Company shall give Buyer prompt notice in the event that the Company has suspended sales of Registrable Securities under Section 2(b).

          (f) Expenses. All Registration Expenses incurred in connection with the first four Demand Registrations which may be requested under this Section 2 shall be borne by the Company, with Buyer only paying underwriting fees and discounts. All Registration Expenses and underwriting fees and discounts incurred in connection with any further Demand Registrations which may be requested under this Section 2 shall be borne by Buyer.

          (g) Selection of Underwriters. Any and all underwriters or other agents involved in any sale of Registrable Securities pursuant to a registration statement contemplated by this Section 2 shall include such underwriter(s) or other agent(s) as selected by Buyer and approved by the Company, which approval shall not be unreasonably withheld; provided that any Affiliate of Buyer shall in all events be approved by the Company.

          Section 3. Incidental Registrations

          (a) Notification and Inclusion. If the Company proposes to register for its own account any common equity securities of the Company or any securities convertible into common equity securities of the Company under the Securities Act (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4, a registration on Form S-8 relating solely to the sale of securities to participants in a stock or employee benefit plan, a registration permitted under Rule 462 under the Securities Act registering additional securities of the same class as were included in an earlier registration statement for the same offering, and declared effective) the Company shall, at each such time after the Commencement Date until Buyer no longer holds Registerable Securities, promptly give written notice of such registration to Buyer. Upon the written request of Buyer given within 10 days after receipt of such notice by Buyer, the Company shall seek to include in such proposed registration such Registrable Securities as Buyer shall request be so included and shall use its reasonable best efforts to cause a registration statement covering all of the Registrable Securities that Buyer has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of securities it proposes to make under this Section 3 and shall incur no liability to Buyer for its failure to do so. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Buyer and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) Cut-back Provisions. If a registration pursuant to this
     Section 3 involves an Underwritten/Placed Offering of the securities so being registered, whether or not solely for sale for the account of the Company, which securities are to be distributed by or through one or more underwriters of recognized standing under underwriting terms customary for such transaction, and the underwriter or the managing underwriter, as the case may be, of such

     Underwritten/Placed Offering shall inform the Company of its belief that the amount of securities requested to be included in such registration or offering exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the Company will include in such registration (i) first, all the securities of the Company which the Company proposes to sell for its own account or the account of others (other than Buyer) requesting inclusion in such registration pursuant to rights to registration on request, and (ii) second, to the extent of the amount which the Company is so advised can be sold in (or during the time of) such offering, Registrable Securities and other securities requested to be included in such registration, pro rata among Buyer and others exercising incidental registration rights, on the basis of the shares of Company Common Stock owned by all such persons.


          (c) Expenses. The Company shall bear and pay all Company Registration Expenses incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for Buyer and all Registration Expenses incurred in connection with any registration of any securities for the Company's own account referred to in the first sentence of Section 3(a), and Buyer shall bear and pay all Registration Expenses (other than Company Registration Expenses) and all underwriting fees and discounts incurred in connection with any registration of Registrable Securities pursuant to this Section 3 for Buyer.

          (d) Duration of Effectiveness. At the request of Buyer, the Company shall, subject to Section 2(b), use its reasonable best efforts to keep any registration statement for which Registrable Securities are included under this Section 3 effective and usable for up to 90 days (subject to extension for the length of any Registration Suspension Period), unless the distribution of securities registered thereunder has been earlier completed; provided, however, that in no event will the Company be required to prepare or file audited financial statements with respect to any fiscal year by a date prior to the date on which the Company would be so required to prepare and file such audited financial statements if such registration statement were no longer effective and usable.

          (e) Limitation on Availability. The registration rights set forth in Section 2 shall not be exercisable unless Buyer is at the time permitted to sell Registrable Securities pursuant to
     Section 4.3 of the Stockholders Agreement and the registration rights set forth in this Section 3 shall not be exercisable unless Buyer is at the time permitted to sell Registrable Securities pursuant to Section 4.3 or 5.2 of the Stockholders Agreement.

          Section 4. Registration Procedures. In connection with the filing of any registration statement as provided in Section 2 or 3, the Company shall use its reasonable best efforts to, as expeditiously as reasonably practicable:

          (a) prepare and file with the Commission the requisite registration statement (including a prospectus therein) to effect such registration and use its reasonable best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by Buyer copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to Buyer;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of and the date which is 90 days after the date of initial effectiveness of such registration statement;

          (c) furnish to Buyer such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as Buyer may reasonably request;

          (d) register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as Buyer shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Buyer to consummate the disposition in such jurisdictions of the securities owned by Buyer, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

          (e) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Government Authority as may be reasonably necessary to enable Buyer to consummate the disposition of such Registrable Securities;

          (f) furnish to Buyer a signed counterpart, addressed to Buyer (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Buyer, and

               (ii) to the extent permitted by then applicable rules of professional conduct, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, all as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (g) immediately notify Buyer at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of Buyer promptly prepare and furnish to Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Buyer shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five Business Days prior to the filing thereof;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (j) list all Company Common Stock covered by such registration statement on any securities exchange on which any of the Company Common Stock is then listed.

Buyer shall furnish in writing to the Company such information regarding Buyer (and any of its affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the Commission thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

     Buyer agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g) of this Section 4, Buyer will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g) of this Section 4.

          Section 5. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offerings by Buyer, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including indemnities to the effect and to the extent provided in Section 7. Buyer shall be a party to such underwriting agreement and may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Buyer. Buyer shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding Buyer and Buyer's intended method of distribution and any other representation or warranty required by law.

          Section 6. Preparation; Reasonable Investigation. In connection with the preparation and filing of the registration statement under the Securities Act, the Company will give Buyer, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Buyer's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 7. Indemnification

          (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless Buyer, each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Buyer or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse Buyer and each such underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Buyer or any other person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof, and provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer or any such underwriter or controlling person and shall survive the transfer of such securities by Buyer.

          (b) Indemnification by Buyer. The Buyer will, and hereby does, indemnify, and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, and each other person who participates as an underwriter in the offering or sale of such securities and each other person who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Buyer specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such securities by Buyer.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

          (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and Buyer with respect to any required registration or other qualification of securities under any federal or state law or regulation of Governmental Authority other than the Securities Act.

          (e) Indemnification Payments. The Indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

          Section 8. Covenants Relating to Rule 144. The Company will file in a timely manner (taking into account any extensions granted by the Commission), information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of Buyer, deliver to Buyer a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of Company Common Stock and the number of shares of Company Preferred Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or
Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of Buyer, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

          Section 9. Miscellaneous

          (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9, provided receipt of copies of such counterparts is confirmed.

          (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          (c) Entire Agreement. This Agreement (including agreements incorporated herein) contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

          (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

         ARV Assisted Living, Inc.
         245 Fischer Avenue, D-1
         Costa Mesa, CA 92626
         Attention: Gary L. Davidson and
                    Sheila Muldoon
         Telecopy Number: (714) 759-9283

         with a copy to:

         Latham & Watkins
         650 Town Center Drive
         20th Floor
         Costa Mesa, CA 92626
         Attention: William J. Cernius
         Telecopy: (714) 755-8290

or at such other address and to the attention of such other person as the Company may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

         Prometheus Assisted Living LLC
         c/o Lazard Freres Real Estate Investors L.L.C.
         30 Rockefeller Plaza, 63rd Floor
         New York, NY 10020
         Attention: Robert P. Freeman, Murry N. Gunty and
                    Klaus Kretschmann
         Telecopy Number: (212) 838-3239

         with a copy to:

         Cravath, Swaine & Moore
         825 Eighth Avenue
         New York, NY 10019
         Attention: Kevin J. Grehan, Esq.
         Telecopy Number: (212) 474-3700

          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be permitted to assign any of its rights hereunder to any third party, except that if
     (i) Buyer transfers or pledges any or all Registrable Securities to a bona fide financial institution as security for any bona fide indebtedness of any Buyer and such financial institution agrees to be bound by the Stockholders Agreement, the pledgee of the Registrable Securities shall be considered an intended beneficiary hereof and may exercise all rights of Buyer hereunder, and (ii) any person included within the definition of the term Buyer shall be permitted to assign its rights hereunder to any other person included within such definition.

          (f) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean
Sections or other headings of this Agreement unless otherwise stated.

          (g) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

          (h) Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

          This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

          (i) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.


          IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


                                   ARV ASSISTED LIVING, INC.

                                      by /s/ Gary L. Davidson
                                         -----------------------
                                        Name:  Gary L. Davidson
                                        Title: Chairman & Chief
                                                 Executive Officer


                                   PROMETHEUS ASSISTED LIVING LLC

                                      by /s/ Robert P. Freeman
                                         -----------------------
                                        Name:  Robert P. Freeman
                                        Title: President

                                                                      APPENDIX D

                       AMENDMENT TO RESTATED ARTICLES OF
                   INCORPORATION OF ARV ASSISTED LIVING, INC

                            CERTIFICATE OF AMENDMENT
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF

                           ARV ASSISTED LIVING, INC.,
                            A CALIFORNIA CORPORATION

     Gary L. Davidson and Sheila M. Muldoon certify that:

     1. They are the President and Secretary, respectively, of ARV Assisted Living, Inc. (the "Corporation"), a California corporation.

     2. Article 6, Section 2 of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows:

          "Section 2. Number. The number of Directors shall be not less than five nor more than eleven.

          The Directors shall be divided into two or three classes. So long as there are seven or eight Directors, the Directors shall be divided into two classes. The members of each such class shall hold office until their successors are duly elected and qualified. At each annual meeting of shareholders of the Corporation, the successors to a class of Directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the second year following the year of their election. In the event there are nine or more Directors, the Directors shall be divided into three classes. The members of each such class shall hold office until their successors are duly elected and qualified. At each annual meeting of shareholders of the Corporation, the successors to a class of Directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

          The exact number of Directors shall be fixed within these specified limits by the Board of Directors and appointment of Directors to their respective classes shall be in the manner provided in the Bylaws."

     3. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this Corporation.

     4. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this
Corporation is           . The number of shares voting in favor of the amendment
equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

          IN WITNESS WHEREOF, the undersigned have executed this Certificate of
     Amendment at Costa Mesa, California on             , 1997.

                                                     Gary L. Davidson
                                           Chairman of the Board, President and
                                                 Chief Executive Officer

                                                    Sheila M. Muldoon
                                          Vice President, Secretary and General
                                                         Counsel

                                                                      APPENDIX E

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN

                              ARV DELAWARE, INC.,
                             A DELAWARE CORPORATION
                                      AND

                           ARV ASSISTED LIVING, INC.,
                            A CALIFORNIA CORPORATION

     This Agreement and Plan of Merger (this "Agreement") dated as of
  , 1997, is by and between ARV DELAWARE, INC., a Delaware corporation (hereinafter sometimes called "ARV Delaware"), and ARV ASSISTED LIVING, INC., a California corporation (hereinafter called "ARV California"). ARV Delaware and ARV California are sometimes hereinafter referred to as the "constituent corporations."

                           STIPULATIONS AND RECITALS

     A. ARV Delaware is a corporation duly organized and existing under the laws of the State of Delaware, with its principal office located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     ARV Delaware has a capitalization of one hundred ten million (110,000,000) authorized shares divided into two classes designated "Common Stock" and "Preferred Stock"; (a) 100,000,000 shares of Common Stock, par value $.01 per share, and (b) 10,000,000 shares of Preferred Stock, par value $.01 per share. ARV Delaware has 100 shares of Common Stock issued and outstanding, all of which are owned by ARV California.

     B. ARV California is a corporation duly organized and existing under the laws of the State of California, with its principal office located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626.

     ARV California also has a capitalization of 110,000,000 authorized shares divided into two classes designated "Common Stock" and "Preferred Stock"; (a) 100,000,000 shares of Common Stock, no par value, and (b) 10,000,000 shares of Preferred Stock, no par value. ARV California has 11,584,272 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

     C. ARV Delaware and ARV California have entered into this Agreement in accordance with Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") and Section 1108 of the California Corporations Code (the "CCC") providing for the merger of ARV California with and into ARV Delaware (the "Merger"), which Agreement has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with
Section 252(c) of the DGCL.

     D. The boards of directors of the constituent corporations deem it desirable and in the best interests of the corporations and their shareholders that ARV California be merged into ARV Delaware in accordance with the provisions of Section 252 of the DGCL and Chapter 11 of the CCC, in order that the transaction qualify as a "reorganization" within the meaning of Sections 368(a)(1)(A) and 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     E. The CCC permits a merger of a business corporation of the State of California with and into a business corporation of another jurisdiction.

     F. The DGCL permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware.

     G. The Agreement has been approved and adopted by the requisite percentages of the outstanding voting stock of ARV California and ARV Delaware.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by ARV Delaware and approved by resolutions adopted by its Board of Directors and by its sole stockholder and being thereunto duly entered into by ARV California and approved by resolutions adopted by its Board of Directors and by the requisite vote of its shareholders at its 1997 Annual Meeting of Shareholders, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth herein are hereby determined and agreed upon as follows:

                       SECTION ONE -- STATEMENT OF MERGER

     ARV California shall, pursuant to the provisions of the DGCL, be merged with and into ARV Delaware, and from and after the effective date of the Merger, ARV California shall cease to exist and ARV Delaware shall continue to exist pursuant to the provisions of the DGCL. ARV Delaware, as the surviving corporation from and after the effective date of the Merger, is sometimes hereinafter referred to as the "Surviving Corporation."

                      SECTION TWO -- TERMS AND CONDITIONS

     (a) On the effective date of the Merger, the separate existence of ARV California shall cease, and ARV Delaware shall succeed to all the rights, privileges, immunities, and franchises, and all the property, real, personal and mixed, of ARV California, without the necessity for any separate transfer. ARV Delaware shall thereafter be responsible and liable for all liabilities and obligations of ARV California, and neither the rights of creditors nor any liens on the property of ARV California shall be impaired by the Merger.

     (b) Upon approval of this Agreement by shareholders of ARV California and the sole stockholder of ARV Delaware, the sole stockholder of ARV Delaware shall be deemed to have adopted and approved (i) the stock option plans of ARV California, (ii) all options that are outstanding under such stock options plans immediately prior to the Merger, and (iii) all warrants of ARV California that are outstanding immediately prior to the Merger. Such plans, options and warrants shall be deemed adopted and approved on the same terms and conditions existing under such plans, options and warrants immediately prior to the Merger.

                     SECTION THREE -- CONVERSION OF SHARES

     The manner and basis of converting the shares of ARV California into shares of ARV Delaware upon the effective date of the Merger shall be as follows:

          (a) Each share of the 11,584,272 shares of Common Stock of ARV California issued and outstanding on the effective date of the Merger shall be converted into one share of Common Stock of the Surviving Corporation, which shall thereafter be issued and outstanding shares of Common Stock of the Surviving Corporation.

          (b) Each share of the 100 shares of Common Stock of ARV Delaware issued and outstanding on the effective date of the Merger shall be cancelled and shall cease to exist.

          (c) After the effective date of the Merger, the conversion and exchange of shares provided by this Section Three shall be effected as follows:

             (i) No certificates for shares of the Surviving Corporation's Common Stock will be issued to holders of any of the shares of ARV California's Common Stock upon consummation of the Merger.

             (ii) Certificates representing shares of ARV California's Common Stock shall upon the consummation of Merger be deemed for all purposes to represent that number of shares of Common Stock of the Surviving Corporation receivable in exchange therefor as provided in Section 3(a) hereof.

             (iii) ARV California, as the holder of a certificate for shares of Common Stock in ARV Delaware described in paragraph (b) of this Section Three, shall surrender such certificate for cancellation.

          (d) Each option under ARV California's stock option plans outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to purchase a number of shares of the Surviving Corporation's Common Stock equal to the number of shares of Common Stock of ARV California subject to such option, without change in the exercise price therefor and otherwise upon the same terms and conditions of such option.

          (e) Each warrant issued by ARV California and outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase a number of shares of the Surviving Corporation's Common Stock equal to the number of shares of Common Stock of ARV California subject to such warrant, without change in the exercise price therefor and otherwise upon the same terms and conditions of such warrant.

                  SECTION FOUR -- CERTIFICATE OF INCORPORATION

     Attached hereto as Exhibit A and made a part hereof is a copy of the Certificate of Incorporation of ARV Delaware (the "Certificate") as the same shall be in force and effect at the effective time of the Merger. The Certificate shall continue to be the certificate of incorporation of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended; provided, however, that on the effective date, Article FIRST of the Certificate shall be amended to read, in its entirety, as follows:

          "FIRST: The name of the Corporation (hereinafter the "Corporation") is:

          ARV Assisted Living, Inc."

                             SECTION FIVE -- BYLAWS

     The bylaws of ARV Delaware shall continue to be the bylaws of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

                            SECTION SIX -- DIRECTORS

     The directors of ARV California as of the effective date of the Merger shall be the directors of the Surviving Corporation from and after the effective date of the Merger. All of such directors shall hold their directorships until the election and qualification of their respective successors, or until their prior resignation, removal or death.

                           SECTION SEVEN -- OFFICERS

     The officers of ARV California as of the effective date of the Merger shall be the officers of the Surviving Corporation from and after the effective date of the Merger. All of such officers shall hold their offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation, or until their prior resignation or death.

              SECTION EIGHT -- DEFERRAL, TERMINATION AND AMENDMENT

     The parties hereto may amend, modify, supplement or terminate this Agreement at any time prior to the effective date of the Merger, whether prior to or after approval of the Merger and this Agreement by the shareholders of ARV California and the sole stockholder of ARV Delaware, without shareholder or stockholder approval, in such manner as may be agreed upon by ARV California and ARV Delaware in writing.

                       SECTION NINE -- AGREEMENT ON FILE

     An executed copy of this Agreement is on file at the principal place of business of ARV Delaware located in the State of California, 245 Fischer Avenue, D-1, Costa Mesa, California 92626.

                       SECTION TEN -- FURTHER ASSURANCES

     In the event that this Agreement shall have been fully approved and adopted on behalf of ARV California in accordance with the provisions of the CCC and on behalf of ARV Delaware in accordance with the provisions of the DGCL, the constituent corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of California and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of California and the State of Delaware and elsewhere to effectuate the Merger.

     The boards of directors and the proper officers of ARV California and of ARV Delaware are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement.

                        SECTION ELEVEN -- EFFECTIVE DATE

     The Merger shall have become effective on the date of filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with Sections 252(c) and 103 of the DGCL.

     IN WITNESS WHEREOF, ARV Delaware and ARV California, as duly authorized by their respective boards of directors, have caused this Agreement to be executed as of the date first set forth above.

                                          ARV DELAWARE, INC.,
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                                     Gary L. Davidson,
                                                         President

                                          ARV ASSISTED LIVING, INC.,
                                          a California corporation

                                          By:
                                            ------------------------------------
                                                     Gary L. Davidson,
                                                         President

                                                                      APPENDIX F

                               ARV DELAWARE, INC.
                          CERTIFICATE OF INCORPORATION

                          CERTIFICATE OF INCORPORATION
                                       OF

                              ARV DELAWARE, INC.,
                             A DELAWARE CORPORATION

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST: The name of the corporation (hereinafter the "Corporation") is:

           ARV Delaware, Inc.

     SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is:

           THE CORPORATION TRUST COMPANY
           Corporation Trust Center
           1209 Orange Street
           Wilmington, New Castle County, Delaware 19801

     THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares which the Corporation shall have the authority to issue is 110,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $.01 per share.

     The Board of Directors of this corporation is hereby empowered to cause the Preferred Stock to be issued from time to time for such consideration as it may from time to time fix, to cause such Preferred Stock to be issued in series with such voting powers and such designations, preferences, privileges and relative, participating, optional or other special rights as designated by the Board of Directors in the resolution providing for the issuance of such series and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding), the number of shares of any such series subsequent to the issue of shares of that series. Shares of Preferred Stock of any one series shall be identical in all respects.

     All shares of any series of Preferred Stock which shall have been redeemed, converted, exchanged or otherwise surrendered to or acquired by the Corporation pursuant to its terms, shall be cancelled and have the status of authorized but unissued shares of Preferred Stock of the Corporation.

     FIFTH: In addition to the other powers expressly granted by statute, the Board of Directors shall have the power to adopt, repeal, alter, amend and rescind the Bylaws of the Corporation.

     SIXTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.

     SEVENTH: At an annual meeting of stockholders, only such business shall be conducted and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the Directors, or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article SEVENTH. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 180 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 180 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal.

     In addition, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article SEVENTH. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 180 days prior to the scheduled annual meeting, regardless of any later date; provided, however, that if less than 180 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal number of shares of capital stock of the Corporation which are beneficially owned by the person and
(iii) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of the stockholder and (ii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

     The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal or nomination was made in accordance with the terms of this Article SEVENTH. If the presiding officer determines that a stockholder proposal or nomination was not made in accordance with the terms of this Article SEVENTH, he or she shall so declare at the annual meeting and any such proposal or nomination shall not be acted upon at the annual meeting.

     This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, Directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

     EIGHTH: The name and the mailing address of the incorporator are as follows:

           Kasey R. Hume
           650 Town Center Drive
           Twentieth Floor
           Costa Mesa, California 92626

     NINTH: The Corporation is to have perpetual existence.

     TENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of
Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     ELEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     TWELFTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article TWELFTH.

Signed on             , 1997

                                                      Kasey R. Hume
                                                       Incorporator

                          RESIGNATION OF INCORPORATOR

     The undersigned hereby resigns as the incorporator of ARV Delaware, Inc., a Delaware corporation, effective immediately.

Dated:             , 1997

                                          #
                                                      KASEY R. HUME

                                                                      APPENDIX G

                          BYLAWS OF ARV DELAWARE, INC.

                                     BYLAWS

                                       OF
                              ARV DELAWARE, INC.,
                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I  OFFICES......................................................................    1
  Section 1.1    Registered Office......................................................    1
  Section 1.2    Other Offices..........................................................    1
ARTICLE II  MEETINGS OF STOCKHOLDERS....................................................    1
  Section 2.1    Place of Meetings......................................................    1
  Section 2.2    Annual Meeting of Stockholders.........................................    1
  Section 2.3    Quorum; Adjourned Meetings and Notice Thereof..........................    1
  Section 2.4    Voting.................................................................    1
  Section 2.5    Proxies................................................................    2
  Section 2.6    Special Meetings.......................................................    2
  Section 2.7    Notice of Stockholder's Meetings.......................................    2
  Section 2.8    Maintenance and Inspection of Stockholder List.........................    2
  Section 2.9    Stockholder Action by Written Consent Without a Meeting................    2

ARTICLE III  DIRECTORS..................................................................    3
  Section 3.1    Number, Election and Tenure............................................    3
  Section 3.2    Vacancies..............................................................    3
  Section 3.3    Powers.................................................................    3
  Section 3.4    Directors' Meetings....................................................    3
  Section 3.5    Regular Meetings.......................................................    3
  Section 3.6    Special Meetings.......................................................    3
  Section 3.7    Quorum.................................................................    3
  Section 3.8    Action Without Meeting.................................................    4
  Section 3.9    Telephonic Meetings....................................................    4
  Section 3.10   Committees of Directors................................................    4
  Section 3.11   Minutes of Committee Meetings..........................................    4
  Section 3.12   Compensation of Directors..............................................    4
  Section 3.13   Indemnification........................................................    5

ARTICLE IV  OFFICERS....................................................................    7
  Section 4.1    Officers...............................................................    7
  Section 4.2    Election of Officers...................................................    7
  Section 4.3    Subordinate Officers...................................................    7
  Section 4.4    Compensation of Officers...............................................    7
  Section 4.5    Term of Office; Removal and Vacancies..................................    7
  Section 4.6    Chairman of the Board..................................................    7
  Section 4.7    President..............................................................    7
  Section 4.8    Vice President.........................................................    7
  Section 4.9    Secretary..............................................................    8
  Section 4.10   Assistant Secretaries..................................................    8
  Section 4.11   Chief Financial Officer................................................    8
  Section 4.12   Assistant Treasurer....................................................    8

ARTICLE V  CERTIFICATES OF STOCK........................................................    8
  Section 5.1    Certificates...........................................................    8
  Section 5.2    Signatures on Certificates.............................................    9

                                                                                          PAGE
                                                                                          ----
  Section 5.3    Statement of Stock Rights, Preferences, Privileges.....................    9
  Section 5.4    Lost Certificates......................................................    9
  Section 5.5    Transfers of Stock.....................................................    9
  Section 5.6    Fixing Record Date.....................................................    9
  Section 5.7    Registered Stockholders................................................   10

ARTICLE VI  GENERAL PROVISIONS..........................................................   10
  Section 6.1    Dividends..............................................................   10
  Section 6.2    Payment of Dividends...................................................   10
  Section 6.3    Checks.................................................................   10
  Section 6.4    Fiscal Year............................................................   10
  Section 6.5    Corporate Seal.........................................................   10
  Section 6.6    Manner of Giving Notice................................................   10
  Section 6.7    Waiver of Notice.......................................................   10
  Section 6.8    Annual Statement.......................................................   10

ARTICLE VII  AMENDMENTS.................................................................   11
  Section 7.1    Amendment by Directors or Stockholders.................................   11

                                     BYLAWS

                                       OF

                              ARV DELAWARE, INC.,
                             A DELAWARE CORPORATION

                                   ARTICLE I

                                    OFFICES

     SECTION 1.1 Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.1 Place of Meetings. Meetings of stockholders shall be held at any place within or without the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     SECTION 2.2 Annual Meeting of Stockholders. The annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

     SECTION 2.3 Quorum; Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     SECTION 2.4 Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     SECTION 2.5 Proxies. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in Article V, Section 5.6 hereof. All elections shall be had and all questions decided by a plurality vote.

     SECTION 2.6 Special Meetings. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     SECTION 2.7 Notice of Stockholder's Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     SECTION 2.8 Maintenance and Inspection of Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.9  Stockholder Action by Written Consent Without a
Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 3.1 Number, Election and Tenure. The Board shall consist of one or more members. The exact number shall be determined from time to time by resolution of the Board. Until otherwise determined by such resolution, the Board shall consist of seven (7) persons. Until otherwise determined by resolution of the Board, the Board will be divided into classes. The appointment of Directors to their respective classes shall be made by the Board. Each class shall contain at least one Director who is not affiliated with the Company (an "Independent Director"). Directors shall be elected at the annual meeting of stockholders and each director shall serve until such person's successor is elected and qualified or until such person's death, retirement, resignation or removal.

     SECTION 3.2 Vacancies. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     SECTION 3.3 Powers. The property and business of the corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     SECTION 3.4 Directors' Meetings. The directors may hold their meetings and have one or more offices, and keep the books of the corporation outside of the State of Delaware.

     SECTION 3.5 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     SECTION 3.6 Special Meetings. Special meetings of the Board of Directors may be called by the President on forty-eight hours' notice to each director, either personally or by mail, by facsimile or by telegram; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director.

     SECTION 3.7 Quorum. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

     SECTION 3.8 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     SECTION 3.9 Telephonic Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     SECTION 3.10 Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     SECTION 3.11 Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     SECTION 3.12 Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     SECTION 3.13  Indemnification.

     (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made
(1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in paragraph (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Section 13.

     (f) The indemnification provided by this Section 13 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) The Board of Directors may authorize, by a vote of a majority of a quorum of the Board of Directors, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section 13.

     (h) For the purposes of this Section 13, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.1 Officers. The officers of this corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, and a Chief Financial Officer. The corporation may also have at the discretion of the Board of Directors such other officers as are desired, including a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 4.3 hereof. In the event there are two or more

Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     SECTION 4.2 Election of Officers. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

     SECTION 4.3 Subordinate Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     SECTION 4.4 Compensation of Officers. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     SECTION 4.5 Term of Office; Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     SECTION 4.6 Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 4.7 of this Article IV.

     SECTION 4.7 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     SECTION 4.8 Vice President. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

     SECTION 4.9 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these Bylaws. He shall keep in safe custody the seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     SECTION 4.10 Assistant Secretaries. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     SECTION 4.11 Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Chief Financial Officer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     SECTION 4.12 Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination, the Assistant Treasurer designated by the Board of Directors, shall, in the absence or disability of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE V

                             CERTIFICATES OF STOCK

     SECTION 5.1 Certificates. Every holder of stock of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Chief Financial Officer or an Assistant Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

     SECTION 5.2 Signatures on Certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     SECTION 5.3 Statement of Stock Rights, Preferences, Privileges. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     SECTION 5.4 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 5.5 Transfers of Stock. Upon surrender to the corporation, or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 5.6 Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5.7 Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     SECTION 6.1 Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     SECTION 6.2 Payment of Dividends. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

     SECTION 6.3 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

     SECTION 6.4 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     SECTION 6.5 Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 6.6 Manner of Giving Notice. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     SECTION 6.7 Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent.

     SECTION 6.8 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VII

                                   AMENDMENTS

     SECTION 7.1 Amendment by Directors or Stockholders. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                            CERTIFICATE OF SECRETARY
                                       OF
                              ARV DELAWARE, INC.,
                             A DELAWARE CORPORATION

     I, the undersigned, do hereby certify:

          (1) That I am the duly elected and acting Secretary of ARV Delaware, Inc., a Delaware corporation; and

          (2) That the foregoing bylaws, comprising twelve (12) pages, constitute the bylaws of said corporation as duly adopted by an Action by Unanimous Written Consent of the Board of Directors of said corporation as
     of           , 1997.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this   day of
          , 1997.

                                          --------------------------------------
                                                    Sheila M. Muldoon
                                                        Secretary

                                                                      APPENDIX H

                        OPINION OF SALOMON BROTHERS INC

                                                                      APPENDIX H

                       [Salomon Brothers Inc Letterhead]

Board of Directors
ARV Assisted Living, Inc.
245 Fischer Avenue
Costa Mesa, California 92626

Members of the Board:

     We understand that ARV Assisted Living, Inc. (the "Company") proposes to enter into a stock purchase agreement dated as of July 14, 1997 (the "Agreement") with Lazard Freres Real Estate Investors L.L.C. and its affiliate, Prometheus Assisted Living LLC (collectively, the "Purchaser"), pursuant to which the Purchaser will purchase from the Company up to 9,653,325 shares of the Company's Common Stock, no par value (the "Common Stock"). The Agreement provides that, among other things, subject to certain conditions precedent, (i) on or before August 29, 1997, the Company will issue and sell, and the Purchaser will purchase (the "Initial Purchase") 1,921,012 shares of Common Stock for $14.00 per share (the "Subscription Price"), (ii) subject to shareholder approval, the Company will issue and sell, and the Purchaser will purchase (the "Second Purchase") 3,078,988 shares of Common Stock at the Subscription Price, and (iii) after the date of the Second Purchase, the Company will be required to issue and sell to the Purchaser, and the Purchaser will be required to purchase from the Company, in one or more transactions (the "Subsequent Purchases", and together with the Initial Purchase and the Second Purchase, the "Investment"), an additional 4,653,325 shares of Common Stock at the Subscription Price. The Agreement requires such additional shares to be purchased by June 30, 1999. Subsequent to the Initial Purchase, the Agreement requires the Company to prepare and distribute a proxy statement (the "Proxy Statement") to its shareholders which will, among other things, seek the consent of its shareholders to approve the purchases of Common Stock by the Purchaser as contemplated by the Agreement.

     The Agreement further provides that in the event shareholder approval with respect to the Second Purchase and the Subsequent Purchases is not obtained by December 31, 1997, the Purchaser will be entitled to a repayment by the Company of a certain portion of the Subscription Price as an adjustment thereto and, in certain circumstances, will be entitled to the payment by the Company of certain expenses and additional fees. The terms and conditions of the Investment are set forth in more detail in the Agreement.

     We have been requested by the Board of Directors of the Company to render our opinion as to whether the cash of $14.00 per share of Common Stock to be received by the Company pursuant to the Investment is fair to the Company from a financial point of view.

     In connection with this opinion, we reviewed and analyzed, among other things (i) the Agreement and the specific terms of the Investment, (ii) the Annual Reports to Shareholders and Annual Reports on Form 10-K for each of the years ended March 31, 1997 and 1996 and such other publicly available information concerning Company as we believed to be relevant to our inquiry,
(iii) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, (iv) a trading history of the Company's Common Stock from October 1995 (the date of the Company's initial public offering of its Common Stock) to the present and a comparison of that trading history with those of other companies that we deemed relevant, (v) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant, and (vi) a comparison of the financial terms of the Investment with the financial terms of certain other transactions that we deemed relevant. We have also reviewed the terms of the Registration Rights Agreement between the Company and the Purchaser pursuant to which the Company has agreed to cause the shares of Common Stock acquired by the Purchaser to be registered for sale under the Securities Act of 1933 and the terms of the Stockholders Agreement between the Company and the Purchaser pursuant to which certain rights and obligations with respect to the Purchaser's ownership of the shares of Common Stock is set forth. In addition, we have considered the pro forma effects of the Investment on the Company's capitalization ratios and forecasted earnings and cash flow, had discussions with the management of the Company concerning the business, operations, assets, financial condition and prospects of the Company, and have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon advice of management of the Company we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company and that the Company will perform in accordance with such projections. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. We have assumed that consummation of all or any portion of the Investment will not result in any default or similar event, or trigger any change-in-control payment or offer to be made, under any of the Company's loan agreements, instruments of indebtedness or other agreements, which have not been or will not be waived. In addition, pursuant to the terms of our engagement by the Company, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to a similar investment in the shares of the Company's Common Stock or the purchase of all or a part of the business of the Company. Our opinion relates only to the Investment and does not address the merits of any other proposal or indication of interest that has been or might be received. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     We have acted as financial advisor to the Company in connection with the proposed Investment and will receive fees for our services that are contingent upon the consummation of the purchases of Common Stock by the Purchaser as contemplated by the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company and its affiliates in the past and have received customary commissions and fees for such services. In the ordinary course of our business, we actively trade in the securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     Based upon and subject to the foregoing and such other matters as we considered relevant, we are of the opinion as of the date hereof that, the cash of $14.00 per share of Common Stock to be received by the Company pursuant to the Investment, is fair to the Company from a financial point of view.

                                          Very truly yours,

                                          Salomon Brothers Inc

PROXY

                           ARV ASSISTED LIVING, INC.

               Annual Meeting of Shareholders -- October 14, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder of ARV Assisted Living, Inc. does hereby nominate, constitute and appoint Gary L. Davidson and Graham P. Espley-Jones or either of them, the true and lawful proxies, agents and attorneys of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said corporation standing in the name of the undersigned on its books at the close of business on August 19, 1997 at the Annual Meeting of Shareholders to be held at The Doubletree Hotel, Suite ____, 3050 Bristol Street, Costa Mesa, California, on Tuesday, October 14, 1997 or at any adjournment thereof, with all of the powers which would be possessed by the undersigned if personally present as follows.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                    SEE REVERSE
                                                                        SIDE
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

  Please mark
votes as in this   [X]
    sample.

NOTE: The effectiveness of each of Proposals 1 and 2 is conditioned upon the approval of both of Proposals 1 and 2. Accordingly, failure of the shareholders to approve either of Proposals 1 or 2 may result in the ineffectiveness of both Proposals.

1. Approval of the Transactions contemplated by the Stock Purchase              FOR     AGAINST    ABSTAIN
   Agreement.                                                                   [ ]       [ ]        [ ]

2. Approval of the Amendment to the Restated Articles of Incorporation of       FOR     AGAINST    ABSTAIN
   the Company to increase the maximum number of authorized directors           [ ]       [ ]        [ ]
   from nine to 11.

3. Approval of the reincorporation of the Company as a Delaware corpora-        FOR     AGAINST    ABSTAIN
   tion, which will also be named ARV Assisted Living, Inc., pursuant to a      [ ]       [ ]        [ ]
   merger of the Company into a wholly-owned Delaware subsidiary and the conversion of the Common Stock of the Company into the common stock, par value $.01 per share, of the surviving corporation and of all of the provisions set forth in the Certificate of Incorporation and Bylaws of the surviving corporation.

                                                                                      FOR ALL                     WITHHOLD
                                                                                      nominees                    AUTHORITY
                                                                                listed below in that        to vote for all nomi-
4. Elect members of the Board of Directors of ARV Assisted Living, Inc.           class indicated.            nees listed below
                                                                                        [ ]                          [ ]
   Class A Directors (to serve until the annual meeting of shareholders in 1998):
     John A. Booty, R. Bruce Andrews and James M. Peters.

   Class B Directors (to serve until the annual meeting of shareholders in 1999):
     David P. Collins, Gary L. Davidson, Maurice J. DeWald and John J. Rydzewski.

   (Instruction: To WITHHOLD AUTHORITY to vote for any individual nominee, draw a line through
   (or otherwise strike out) the nominee's name in the list above.)

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

Mark here for address change    [ ]
              and note below

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 14, 1997 and the Proxy Statement furnished therewith.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


Signature(s):_____________________________________________ Date:________________
NOTE: Please sign name exactly as your name (or names) appear on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              FOLD AND DETACH HERE